SELIGMAN
 ----------------------
           GLOBAL FUND
          SERIES, INC.

              EMERGING
          MARKETS FUND
                                                               [GRAPHIC]
    GLOBAL GROWTH FUND

        GLOBAL SMALLER
        COMPANIES FUND

GLOBAL TECHNOLOGY FUND

         INTERNATIONAL
           GROWTH FUND




                                                            MID-YEAR REPORT
                                                            APRIL 30, 2001

                                                              INVESTING
                                                           AROUND THE WORLD
                                                             FOR CAPITAL
                                                             APPRECIATION


                                                                [LOGO]

                                                         J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

              [GRAPHIC]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------
 TABLE OF CONTENTS

 To the Shareholders ................................    1
 Market and Economic Overview .......................    2
 Seligman Emerging Markets Fund:
   Investment Report ................................    3
   Performance and Portfolio Overview ...............    5
   Portfolio of Investments .........................    8
 Seligman Global Growth Fund:
   Investment Report ................................   11
   Performance and Portfolio Overview ...............   13
   Portfolio of Investments .........................   16
 Seligman Global Smaller Companies Fund:
   Investment Report ................................   20
   Performance and Portfolio Overview ...............   22
   Portfolio of Investments .........................   25
 Seligman Global Technology Fund:
   Investment Report ................................   35
   Performance and Portfolio Overview ...............   37
   Portfolio of Investments .........................   40
 Seligman International Growth Fund:
   Investment Report ................................   44
   Performance and Portfolio Overview ...............   46
   Portfolio of Investments .........................   49
 Statements of Assets and Liabilities ...............   52
 Statements of Operations ...........................   53
 Statements of Changes in Net Assets ................   54
 Notes to Financial Statements ......................   56
 Financial Highlights ...............................   63
 Report of Independent Auditors .....................   71
 Board of Directors .................................   72
 Executive Officers AND For More Information ........   73
 Glossary of Financial Terms ........................   74
 Benchmarks .........................................   75
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

The six-month period ended April 30, 2001, was a difficult time for global stock markets, with technology and emerging markets suffering the heaviest losses. The US economy experienced a rapid and sharp deceleration during this time, and the rest of the world soon followed suit. With global economic growth now slowed, central banks around the world are lowering interest rates in an effort to encourage a resumption of growth. The Funds in Seligman Global Fund Series were negatively impacted by these challenging times, as reflected in the Funds' performance.

Global technology stocks, which were trading at high levels a year ago, have suffered most in this environment. This is due largely to a cutback in capital spending, a byproduct of uncertain economic times. Companies had invested heavily in technology in recent years, driving up the valuations of many high-tech stocks. However, with profit margins being squeezed, businesses have become reluctant to commit to major technology expenditures. This slowing demand has badly hurt technology providers in the US and in countries with significant exports to the US.

The euro and the yen continued to be weak against the dollar during the period under review, although there have been positive signs from both Europe and Japan. In Europe there is a consensus for reducing tax rates, especially the highest personal and corporate income tax rates. The European Central Bank has lowered interest rates 25 basis points, and is abiding by its price rule. Inflation is also heading lower in Europe, which would allow for further interest rate cuts. In Japan, Junichiro Koizumi, the new prime minister, has indicated a willingness to pursue much-need reforms in that country. It is highly possible that the situation in Japan has bottomed and that conditions may improve. Export-oriented Japan will certainly benefit from a US-led economic recovery, as will most other parts of the world.

The past six months have proved challenging for global economies and financial markets. However, we are optimistic as we look ahead. Central banks have responded to the global slowdown by easing monetary policy, albeit with varying degrees of aggressiveness. The US Federal Reserve Board has already cut interest rates five times so far in 2001, for a total of 250 basis points. Two of these rate reductions came in between regularly scheduled Fed meetings, indicating a willingness on the part of the Fed to take immediate action when necessary. Tax rates throughout the world are also trending lower, which should further spur economic growth. We expect that world economic activity will begin to rebound toward the end of calendar-year 2001, led by the US, and that global stock markets will have a positive bias as we move through the calendar year.

Thank you for your continued support of Seligman Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                 /s/ Brian T. Zino
                                                 -----------------
                                                 Brian T. Zino
                                                 President

June 15, 2001

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

Global economies slowed during the six months ended April 30, 2001. The US experienced a sharp economic deceleration beginning in the last months of 2000. The most troubling aspect of the US slowdown has been a decline in capital spending by businesses, which has hurt technology companies most. Growth has faltered worldwide, especially among those countries that depend on the US as a buyer of their exports.

UNITED STATES

The US stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned -12.07% for the six months ended April 30, 2001. In December 2000, the Federal Reserve Board stated that it had become more concerned with economic weakness than near-term inflationary pressures. Responding aggressively to this weakness, the Fed has lowered interest rates five times so far in 2001, for a total of 250 basis points. The stock market's reaction to these rate cuts has been mixed, and economic signs have been ambiguous. Industrial production has continued to decline, unemployment has edged up, and corporate spending remains weak. At the same time, however, consumer spending and the housing market both remain strong, inventory levels are coming down, and inflation is not currently a threat. The economy will likely respond favorably to the Fed's actions, probably in the second half of 2001. We anticipate an improved environment for equities as we move through the year.

UNITED KINGDOM

The economic situation in the UK improved during the past six months. Lower inflation numbers allowed the Bank of England to cut interest rates 75 basis points. This allowed many homeowners to refinance mortgages, providing a boost to consumer spending that has offset export- and agriculture-related weakness. The pound has depreciated modestly against the US dollar, improving the UK's competitive position. Also, with fewer technology companies, the UK is less exposed to the negative trends in the technology sector than the US.

CONTINENTAL EUROPE

Continental Europe tends to follow US economic trends at a lag, and indeed, the US economy's sluggishness has spread to Europe. Unlike the Fed, however, the European Central Bank has not responded aggressively to slowing growth. This passivity has disappointed investors, and European markets have performed poorly. The ECB finally acted on May 10, 2001, when it lowered rates 25 basis points. Markets have rallied in response to this rate cut. We are optimistic that European stocks will benefit from this monetary easing, as well as from low inflation and tax rate reductions across the region.

JAPAN

Investor sentiment regarding Japan improved significantly after the recent election of Prime Minister Junichiro Koizumi. After a decade of economic malaise, there seems to be popular support for carrying out the reforms needed to restart Japan's economy. Koizumi has set a reformist tone, pledging to limit government debt and reduce spending. While Japanese banks are still saddled with bad debts, markets have responded well of late to the possibility of real change in Japan, and we are hopeful Japan can resume economic growth.

PACIFIC REGION

The Pacific Region performed weakly during the period under review, affected by weakness in the US economy and from the fall in US equities. Many economies in this region, including South Korea and Taiwan, continue to depend heavily on external demand for their products, especially from the US. With the slowdown in business investment by US companies, Asian technology stocks have been hit especially hard.

EMERGING MARKETS

The past six months were generally disappointing for emerging markets, particularly export-oriented markets. Technology companies across all regions suffered most. Countries with large domestic markets, such as China and India, declined less, and Russia and Mexico both benefited from high oil prices. Because we believe that the US economy will resume its expansion later this year, we are optimistic regarding the prospects for emerging markets as well. Valuations have now reached extreme lows, and, over the short term, we believe there are attractive opportunities among domestic-oriented economies. Once there is improvement in developed economies, we believe export-led economies may also recover quickly.

INVESTMENT REPORT
Seligman Emerging Markets Fund

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Seligman Emerging Markets Fund returned -12.75%, based on the net asset value of Class A shares, while the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index returned -7.26%, and the Lipper Emerging Markets Funds Average returned -7.78%. The Fund underperformed because of an overweighting in technology. We will maintain this overweighting, however, because we believe our technology companies are fairly valued, are in lucrative niches, and have strong growth characteristics.

PACIFIC REGION

Asian markets, which export most of their products to the US, were significantly hurt by the slowdown in the US economy. An exception to this rule was China, the Fund's second-largest country weighting, which has a large domestic market. This insulated it somewhat from decreased US demand for foreign goods and services, and, for this reason, the Fund increased its position in China during the period under review. We are concerned by the current political tensions between the US and China, but we feel that the business imperative is too strong for both countries to ignore the economic benefits of trade. With respect to our Taiwanese holdings, we have trimmed our technology positions in that country, taking advantage of a recent market rally. We are also underweighted in export-oriented South Korea.

The Fund has minimal exposure to the countries of Southeast Asia (Thailand, Indonesia, Malaysia, and the Philippines). Because they are so export-oriented, these markets find themselves at a great disadvantage in the current slowdown in global growth. They are also net importers of oil, and prices have been high. Further, in the cases of Indonesia and the Philippines, they are grappling with significant economic and political problems domestically. Until prospects improve in this region, the Fund will not seek to build a position there.

LATIN AMERICA

The Fund has an underweighting in Latin America, with our focus remaining on Mexico and Brazil. Since taking office in December, Mexican President Vicente Fox has introduced some ambitious initiatives, including proposals that would increase government tax revenues and make the country's budget less dependent on the volatile price of oil. He is facing opposition in the Mexican Congress, however. The growth of the Mexican economy, which exports mainly to the US, has already been negatively affected by the US economic slowdown. On the plus side, however, the Mexican stock exchange is up so far in 2001, and Mexico has benefited from higher oil prices. We believe economic growth in Mexico will accelerate with a US recovery.

Our holdings in Brazilian telecommunications companies hurt Fund performance, but we continue to think that Brazil, one of the Fund's largest country weightings, is a

--------------------------------------------------------------------------------
  FUND OBJECTIVE

  Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SELIGMAN EMERGING MARKETS TEAM

  Daniel J. Barker (Portfolio Manager), Eli Davidoff, Edward Mehalick,
  Man Ni Wai
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Emerging Markets Fund

positive story, despite its current energy crisis. Over the short term the Brazilian economy may be vulnerable to the uncertain macroeconomic picture in Argentina, a large trading partner of Brazil, and to electricity shortages; for now, however, we are reassured by the fact that Brazil's macroeconomic data remains strong. Inflation is surprisingly low, growth is solid, and interest rates are stable. Further, we expect that, if things turn around in Argentina, Brazil will have significant upside potential.

EMERGING EUROPE

The Russian market enjoyed good performance, helped mainly by higher prices for oil and other natural resources. Markets have also responded positively to President Putin, whose government has projected an image of stability, albeit tempered by authoritarianism. The Fund has a slight overweighting in Russia, while it is underweighted in Greece and overweighted in Croatia and Estonia.

OTHER MARKETS

We have reduced our Israeli technology holdings due to diminishing prospects for peace in the Middle East. We have increased our positions in India and South Africa because both of these countries have large domestic markets which provide a buffer from the global slowdown. Our underweighted South African position hurt us, as this market has done surprisingly well due to higher natural resource prices. Turkey has essentially failed in its attempt to implement an IMF austerity package, and has had to devalue its currency, the lira, which has depreciated roughly 50% during the six-month period. We will remain underweighted in Turkey until we see real progress on structural reforms.

OUTLOOK

We expect the environment for emerging markets equities to improve as the year moves forward. We see four important catalysts to improved emerging markets performance: lower interest rates, a weaker US dollar, falling oil prices, and improving sentiment on growth in countries in the Organization for Economic Cooperation and Development. At present, oil prices are essentially unchanged, the dollar is still strong, and global growth prospects are uncertain. Fortunately, however, we are seeing a more favorable interest rate environment, and this bodes well for global growth. We believe that stock market volatility will continue over the short term. It is important to remember, however, that share prices for emerging markets equities already reflect most of the bad news associated with these markets. This means that there are quality companies selling at great discounts; once we see an improvement in global growth prospects, we expect a significant and swift upswing in emerging markets stocks.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund


COUNTRY ALLOCATION
APRIL 30, 2001

                                                      MSCI
                                                      EMF
                                           FUND      INDEX
                                         --------   --------
EUROPE, MIDDLE EAST,
   AND AFRICA ........................     27.56%     23.41%
   Croatia ...........................      1.40         --
   Czech Republic ....................        --       0.65
   Egypt .............................      2.46         --
   Estonia ...........................      1.53         --
   Greece ............................      0.84       4.70
   Hungary ...........................      2.06       0.71
   Israel ............................      8.11       4.00
   Jordan ............................        --       0.23
   Poland ............................      2.65       1.69
   Russia ............................      2.20       1.97
   South Africa ......................      5.20       7.50
   Turkey ............................      1.11       1.96
LATIN AMERICA ........................     23.98      30.85
   Argentina .........................        --      12.31
   Brazil ............................     13.25       8.32
   Chile .............................        --       2.96
   Colombia ..........................        --       0.17
   Mexico ............................      9.66       6.69
   Peru ..............................      1.07       0.17
   Venezuela .........................        --       0.23
PACIFIC ..............................     38.28      45.74
   China .............................     13.05      11.74
   India .............................      4.91       4.77
   Indonesia .........................        --       0.35
   Malaysia ..........................        --       4.62
   Pakistan ..........................        --       0.29
   Philippines .......................        --       0.76
   South Korea .......................     10.00       9.52
   Sri Lanka .........................        --       0.02
   Taiwan ............................      9.29      13.53
   Thailand ..........................      1.03       0.14
OTHER ................................      1.21         --
   Bermuda ...........................      1.21         --
OTHER ASSETS LESS LIABILITIES ........      8.97         --
                                         -------    -------
TOTAL ................................    100.00%    100.00%
                                         =======    =======


LARGEST INDUSTRIES

APRIL 30, 2001

       [The following table represents a bar chart in the printed piece.]

                              Percent of Net Assets
--------------------------------------------------------------------------------
    17.67          16.8            12.4            12.15            10.16

 $7,390,973     $7,041,471      $5,168,354      $5,081,425       $4,249,615

 ELECTRONIC      FINANCIAL       RESOURCES       MANUFAC-        NETWORKING/
 TECHNOLOGY      SERVICES                        FACTURING     COMMUNICATIONS
                                                               INFRASTRUCTURE


REGIONAL ALLOCATION
April 30, 2001

       [The following table represents a pie chart in the printed piece.]

Europe, Middle East, and Africa   27.56%

                  Latin America   23.98%

                          Other    1.21%

  Other Assets Less Liabilities    8.97%

                        Pacific   38.28%

--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS

APRIL 30, 2001

SECURITY                                    VALUE
------------                             ----------
RADVision (Israel) ....................  $1,424,250
Empresa Brasileira de Aeronautica
   "Embraer" (ADRs) (Brazil) ..........   1,344,300
Grupo Financiero Banorte (Class O)
   (Mexico) ...........................   1,145,248
Celular CRT Participacoes (Class A)
   (Brazil) ...........................   1,113,968
Tubos de Acero de Mexico "TAMSA"
   (ADRs) (Mexico) ....................   1,072,800
CNOOC (China) .........................   1,052,058
China Rare Earth Holdings (China) .....   1,038,595
Daeduck Electronics (South Korea) .....     992,027
Petroleo Brasileiro "Petrobras"
   (ADRs) (Brazil) ....................     945,000
Hon Hai Precision Industry (Taiwan) ...     938,887
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2001

                                                                        AVERAGE ANNUAL
                                                             --------------------------------------
                                                                           CLASS C
                                                                            SINCE         SINCE
                                                 SIX           ONE        INCEPTION     INCEPTION
                                                MONTHS*        YEAR        5/27/99       5/28/96
                                            -------------    -------     ----------   -------------
CLASS A**
With Sales Charge                              (16.92)%      (41.09)%         n/a         (8.43)%
Without Sales Charge                           (12.75)       (38.17)          n/a         (7.51)

CLASS B**
With CDSC+                                     (17.49)       (41.61)          n/a         (8.55)
Without CDSC                                   (13.15)       (38.53)          n/a         (8.18)

CLASS C**
With Sales Charge and CDSC                     (14.81)       (39.78)       (13.47)%         n/a
Without Sales Charge and CDSC                  (13.15)       (38.53)       (13.04)          n/a

CLASS D**
With 1% CDSC                                   (14.02)       (39.15)          n/a           n/a
Without CDSC                                   (13.15)       (38.53)          n/a         (8.18)

LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                              (7.78)       (25.88)        (1.09)+++     (3.47)++

MSCI EMF INDEX***                               (7.26)       (25.73)        (4.68)+++     (6.22)++


NET ASSET VALUE

                APRIL 30, 2001     OCTOBER 31, 2000    APRIL 30, 2000
                --------------     ----------------    --------------
CLASS A             $4.86               $5.57               $7.86
CLASS B              4.69                5.40                7.63
CLASS C              4.69                5.40                7.63
CLASS D              4.69                5.40                7.63


CAPITAL LOSS INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 2001

REALIZED           $(0.931)
UNREALIZED          (0.866)(o)


   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
     International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 75.
   + The CDSC is 5% for periods of one year or less, and 2% since inception.
  ++ From May 31, 1996.
 +++ From May 31, 1999.
 (o) Represents the per share amount of net unrealized depreciation of portfolio securities as of April 30, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Emerging Markets Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 2% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through April 30, 2001, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average (Lipper EMF Average) and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

      [The following table represents a line chart in the printed piece.]

                             EMERGING MARKETS FUND

           Class A       Class A       Class B    Class D      MSCI      LIPPER
           With Sales    Without       With       Without      EMF       EMF
           Charge        Sales Charge  CDSC       CDSC         INDEX     AVERAGE
           ----------    ------------  -------    -------      -----     -------

5/28/96      9520         10000        10000       10000       10000     10000
             9013          9468         9454        9454        9375      9473
10/31/96     9040          9496         9468        9468        9440      9565
            10173         10686        10630       10644       10299     10766
4/30/97     10653         11190        11106       11106       10476     10986
            12453         13081        12969       12969       11522     12473
10/31/97     9787         10280        10182       10182        8639      9945
             9173          9636         9524        9524        7856      9028
4/30/98     10600         11135        10980       10966        8953     10291
             9000          9455         9300        9300        7135      8405
10/31/98     6907          7255         7129        7129        5962      6751
             7080          7437         7283        7297        6261      6911
4/30/99      8787          9230         9020        9034        8041      8659
             9120          9580         9356        9370        8659      9422
10/31/99     8920          9370         9132        9132        8622      9298
            12133         12171        11835       11835       10653     12145
4/30/00     10480         11008        10686       10686        9818     11342
             9280          9748         9454        9454        9243     10733
10/31/00     7427          7801         7563        7563        7863      9116
             7747          8137         7871        7871        8360      9506
4/30/01      6480          6807         6437        6569        7292      8406

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds' net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

   As shown on page 6, the performance of Class C shares will be greater than or less than the performances shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES
---------------------
AudioCodes* (Israel)
Hon Hai Precision Industry* (Taiwan)
Hankuk Electric Glass* (South Korea)
CNOOC* (China)
Cheil Jedang* (South Korea)
TravelSky Technology (Class H)* (China)
Bharat Heavy Electricals "BHEL"* (India)
African Bank Investments* (South Africa)
RADVision (Israel)
Yapi ve Kredi Bankasi* (Turkey)

TEN LARGEST SALES
-----------------
China Mobile (Hong Kong)** (China)
Asustek Computer** (Taiwan)
Larsen & Toubro (GDSs)** (India)
Siam Cement** (Thailand)
Grupo Televisa (GDRs)** (Mexico)
Malaysian Pacific Industries** (Malaysia)
Brasil Telecom Participacoes (ADRs)** (Brazil) chinadotcom (Class A)** (China)
Samsung Electronics (South Korea)
TTI Team Telecom International** (Israel)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Emerging Markets Fund

                                       SHARES         VALUE
                                    -----------    -----------
COMMON STOCKS  88.36%

BERMUDA  1.21%
MARVELL TECHNOLOGY GROUP*
   Provider of integrated circuits
   for communications markets
   (Networking/Communications
   Infrastructure)                     20,000      $   505,500
                                                   -----------
BRAZIL(o)  10.58%
COMPANHIA BRASILEIRA DE DISTRIBUICAO
   GRUPO PAO DE ACUCAR (GDRS)
   Operator of supermarkets,
   consumer electronics, and
   appliance stores (Retailing)        24,000          682,800
EMPRESA BRASILEIRA DE AERONAUTICA
   "EMBRAER" (ADRS)
   Manufacturer of aircraft for
   commercial and military use
   (Manufacturing)                     30,000        1,344,300
PETROLEO BRASILEIRO "PETROBRAS" (ADRS)*
   Oil and gas producer and
   distributor (Resources)             35,000          945,000
TELE CENTRO OESTE CELULAR
   PARTICIPACOES (ADRS)
   Provider of telecommunications
   services (Telecommunications)       70,000          588,000
UNIAO DE BANCOS BRASILEIROS
   "UNIBANCO" (GDRS)
   Commercial bank
   (Financial Services)                36,000          865,800
                                                   -----------
                                                     4,425,900
                                                   -----------
CHINA  13.05%
BRILLIANCE CHINA AUTOMOTIVE
   HOLDINGS
   Manufacturer and distributor
   of minibuses (Manufacturing)     2,700,000          727,016
CHAODA MODERN AGRICULTURE
   HOLDINGS*
   Agricultural produce
   operator (Agriculture)           1,000,000          196,179
CHINA RARE EARTH HOLDINGS*
   Manufacturer of products used
   in diversified industries such
   as petroleum and chemical
   engineering, glass and ceramics,
   and high-tech electronics
   (Resources)                      5,000,000        1,038,595
CNOOC*
   Explorer and producer of
   oil and natural gas
   (Resources)                      1,094,000        1,052,058
CNOOC (ADRS)*
   (Resources)                         25,400          486,664
GREENCOOL TECHNOLOGY HOLDINGS
   Provider of replacement
   and installation services
   for refrigerants used in
   refrigeration and air-
   conditioning systems
   (Business Goods and Services)    1,000,000          301,321
LEGEND HOLDINGS
   Manufacturer and distributor
   of Legend brand personal
   computers; distributor of
   Hollywood.com's Chinese
   language Internet content
   (Computer Goods and
   Services)                          600,000          476,984
TRAVELSKY TECHNOLOGY (CLASS H)*
   Provider of information
   technology solutions for
   China's air travel and tourism
   industries (Electronic
   Technology)                      1,400,000          933,453
YANZHOU COAL MINING (CLASS H)
   Mining company producing
   prime quality, low-sulfur coal
   (Resources)                        600,000          246,185
                                                   -----------
                                                     5,458,455
                                                   -----------
CROATIA  1.40%
PLIVA (GDRS)
   Manufacturer and retailer of
   pharmaceutical products (Drugs
   and Health Care)                    50,000          585,000
                                                   -----------

EGYPT  2.46%
AL AHRAM BEVERAGES (GDRS)*
   Producer of beer and soft drinks
   (Consumer Goods and Services)       30,000          300,750
EFG-HERMES HOLDINGS (GDRS)
   Provider of financial services
   (Financial Services)                58,750          261,438
ORASCOM TELECOMMUNICATIONS
   HOLDINGS (GDRS)*
   Participator in joint ventures
   that run GSM networks
   and operations in Africa
   and the Middle East
   (Telecommunications)               130,000          468,000
                                                   -----------
                                                     1,030,188
                                                   -----------
ESTONIA  1.53%
HANSABANK*
   Commercial bank
   (Financial Services)                80,000          641,164
                                                   -----------
----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Emerging Markets Fund

                                       SHARES         VALUE
                                    -----------    -----------
GREECE  0.84%
STET HELLAS TELECOMMUNICATIONS
   "TELESTET" (ADRS)*
   Provider of mobile
   telecommunications services
   (Telecommunications)                40,000      $   351,200
                                                   -----------
HUNGARY  2.06%
OTP BANK (GDRS)
   Provider of commercial banking
   services (Financial Services)       18,000          861,840
                                                   -----------
INDIA  4.91%
BANK OF BARODA
   Provider of banking services
   (Financial Services)               341,158          370,404
BHARAT HEAVY ELECTRICALS "BHEL"
   Manufacturer of power plant
   equipment (Manufacturing)          200,000          671,933
CIPLA
   Manufacturer of pharmaceuticals
   (Drugs and Health Care)             20,000          489,570
HCL TECHNOLOGIES
   Provider of Internet technology
   services, including consulting
   and network security
   (Computer Goods and
   Services)                           65,000          523,428
                                                   -----------
                                                     2,055,335
                                                   -----------
ISRAEL  8.11%
AUDIOCODES*
   Provider of telecommunications
   equipment (Networking/
   Communications
   Infrastructure)                    110,000          927,850
CERAGON NETWORKS*
   Provider of wireless networking
   systems (Networking/
   Communications Infrastructure)      90,000          249,300
M-SYSTEMS FLASH DISK PIONEERS*
   Manufacturer of flash disk data
   storage devices for Internet
   appliances and network
   infrastructure equipment
   (Electronic Technology)            100,000          791,500
RADVISION*
   Designer of products that
   enable real-time voice, video,
   and data communications
   over packet networks
   (Networking/Communications
   Infrastructure)                    189,900        1,424,250
                                                   -----------
                                                     3,392,900
                                                   -----------
MEXICO  9.66%
AMERICA MOVIL (CLASS LADRS)*
   Provider of telecommunications
   services (Networking/
   Communications Infrastructure)      25,000          460,000
GRUPO FINANCIERO BANORTE (CLASS O)*
   Provider of banking services
   (Financial Services)               700,000        1,145,248
TELEFONOS DE MEXICO "TELMEX"
   (CLASS L ADRS)
   Provider of telecommunications
   services (Telecommunications)       15,000          519,000
TUBOS DE ACERO DE MEXICO
   "TAMSA" (ADRS)
   Manufacturer and retailer
   of industrial pipes and tubing
   (Manufacturing)                     80,000        1,072,800
WAL-MART DE MEXICO (ADRS)
   Discount retailer (Retailing)       35,000          843,875
                                                   -----------
                                                     4,040,923
                                                   -----------

PERU  1.07%
CREDICORP
   Holding company which
   provides financial services
   (Financial Services)                61,200          446,760
                                                   -----------
POLAND  2.65%
EUROPEJSKI FUNDUSZ
   LEASINGOWY (GDRS)
   Provider of equipment lease
   financing (Financial Services)      10,000          209,000
EUROPEJSKI FUNDUSZ
   LEASINGOWY (GDRS)+
   (Financial Services)                20,000          418,000
TELEKOMUNIKACJA POLSKA (GDRS)
   Provider of telecommunications
   services (Networking/
   Communications Infrastructure)      90,000          481,500
                                                   -----------
                                                     1,108,500
                                                   -----------
RUSSIA  2.20%
SURGUTNEFTEGAZ (ADRS)*
   Oil and natural gas producer
   (Resources)                         50,000          570,000
TATNEFT (ADRS)
   Oil and gas explorer and
   producer (Resources)                40,000          350,400
                                                   -----------
                                                       920,400
                                                   -----------
SOUTH AFRICA  5.20%
AFRICAN BANK INVESTMENTS*
   Provider of financial
   investments (Financial Services)   620,000          675,592
IMPALA PLATINUM HOLDINGS "IMPLATS"
   Holding company for a group
   of companies that operates
   platinum mines
   (Resources)                         10,000          479,452

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Emerging Markets Fund

                                       SHARES         VALUE
                                    -----------    -----------

SOUTH AFRICA (CONTINUED)
NETWORK HEALTHCARE HOLDINGS*
   Owner and operator of private
   hospitals and clinics (Drugs
   and Health Care)                 3,409,100      $   636,818
SAAMBOU HOLDINGS
   Bank controlling company
   (Financial Services)               130,000          208,032
SOFTLINE*
   Investment holding company
   with interests in software
   development and distribution
   (Computer Goods and
   Services)                        1,000,000          174,346
                                                   -----------
                                                     2,174,240
                                                   -----------
SOUTH KOREA  10.00%
CHEIL JEDANG
   Supplier of diversified consumer
   products
   (Consumer Goods and Services)       30,000          888,383
DAEDUCK ELECTRONICS
   Manufacturer of printed
   circuit boards (Manufacturing)     130,000          992,027
HANKUK ELECTRIC GLASS
   Manufacturer of glass bulbs used
   in television picture tubes
   and personal computers
   (Electronic Technology)             15,000          917,995
H&CB
   Provider of diversified
   banking services
   (Financial Services)                25,000          475,513
LG HOUSEHOLD & HEALTH CARE*
   Manufacturer of cleaning and
   dental care products
   (Manufacturing)                     20,000          273,349
NEOWAVE*
   Developer and manufacturer
   of Internet access network
   systems and devices
   (Networking/Communications
   Infrastructure)                     50,000          201,215
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semiconductors
   (Electronic Technology)              2,500          434,700
                                                   -----------
                                                     4,183,182
                                                   -----------
TAIWAN  9.29%
HON HAI PRECISION INDUSTRY*
   Provider of electronic connectors
   and cable assemblies
   (Electronic Technology)            160,000          938,887
MACRONIX INTERNATIONAL (ADRS)*
   Provider of integrated circuit
   products (Electronic Technology)    50,000          779,500
PROCOMP INFOMATICS*
   Provider of computer mother-
   boards, interface cards, palmtop
   personal computers, and
   semiconductors (Electronic
   Technology)                        230,000          790,210
RITEK*
   Provider of digital storage media
   and electronic components
   (Electronic Technology)            200,000          434,783
WYSE TECHNOLOGY TAIWAN
   Manufacturer of computer
   terminals (Electronic
   Technology)                      1,100,000          541,806
YAGEO*
   Manufacturer of
   passive components
   (Electronic Technology)            300,000          397,689
                                                   -----------
                                                     3,882,875
                                                   -----------

THAILAND  1.03%
HANA MICROELECTRONICS
   Circuit board manufacturer
   (Electronic Technology)            300,000          430,450
                                                   -----------
TURKEY  1.11%
YAPI VE KREDI BANKASI*
   Provider of banking services
   (Financial Services)           100,000,000          462,680
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $44,811,800)                                36,957,492

PREFERRED STOCKS  2.67%
  (Cost $813,841)

BRAZIL  2.67%
CELULAR CRT PARTICIPACOES (CLASS A)*
   Provider of wireless telecom-
   munications services
   (Telecommunications)             2,399,527        1,113,968
                                                   -----------
TOTAL
  INVESTMENTS  91.03%
  (Cost $45,625,641)                                38,071,460
OTHER ASSETS
   LESS LIABILITIES  8.97%                           3,749,708
                                                   -----------
NET ASSETS  100.00%                                $41,821,168
                                                   ===========
----------
  * Non-income producing security.
  + Rule 144A security.
(o) Shares shown in lots of 1,000.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Growth Fund

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Seligman Global Growth Fund posted a total return of -21.39%, based on the net asset value of Class A shares. This return did not keep pace with the -11.62% total return of the Fund's peers, as measured by the Lipper Global Funds Average, or the -10.55% total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The Fund's performance was negatively impacted by the generally poor performance of global stock markets, as well as by its exposure to technology and telecommunications equipment stocks.

PORTFOLIO STRATEGY

Seligman Global Growth Fund has continued to invest in high-quality companies in the US and abroad, focusing on those with global competitiveness, good cash flow, and strong earnings growth. At the end of the period under review, the Fund had slightly under one-half of its assets invested in the US, an underweight compared to the benchmark. The Fund was overweighted in Continental Europe, slightly underweighted in the UK and Japan, and slightly overweighted in the Pacific.

The Fund's largest sector weightings were in telecommunications, consumer goods and services, and financial services. In contrast to last year, when our emphasis was on technology and telecommunications equipment, the Fund's focus has shifted to consumer-related companies and telecommunications service providers. Last year, rising interest rates caused consumer spending to slow, and the 2000 holiday retail season was weak. Now, interest rates are coming down, as the Federal Reserve Board has responded aggressively to the sluggishness in the US economy, cutting rates five times so far in 2001. We anticipate that lower rates will benefit the consumer, and, therefore, have positioned the Fund to benefit from an expected upturn in consumer stocks. In contrast, corporate spending was strong through most of last year until it slowed appreciably in the fourth quarter of 2000. Companies whose profit margins were under pressure felt less willing to commit to major technology and other capital expenditures than they had in recent years. We think that capital spending could remain weak throughout 2001, and therefore, we are not emphasizing those companies that are dependent on corporate demand for their products.

MAJOR THEMES

One major development we have been watching is the role reversal of telecom equipment and telecom services companies. In recent years, telecom equipment companies (the companies that built the fiber optic highway) benefited from a tremendous amount of capital spending by corporations. During this same time, telecom services companies suffered because they were spending a great

--------------------------------------------------------------------------------
  FUND OBJECTIVE

  Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SELIGMAN GLOBAL GROWTH TEAM

  Craig Chodash, David Cooley (Co-Portfolio Manager), Melissa Kasper,
  Sandra Leu, David Levy, Jonathan Mark, Peter Paone, Marion Schultheis (Co-Portfolio Manager)
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Growth Fund

deal of money while their profits were being squeezed by severe competition and pricing pressure. Then, in the fourth quarter of 2000, investors began to realize that capital spending on telecom equipment would slow dramatically, which it has. Since most of the fiber optic highway has been completed, these infrastructure stocks may not do well for some time. In contrast, the telecom services companies are now spending less money, and are benefiting from the investment they made in infrastructure. For this reason, the Fund is overweighted in the telecom services area.

We are also enthusiastic about wireless communications all over the world. Wireless is benefiting from lower spending and the rollout of new services featuring 2.5G speed. Faster speed allows for new services, faster connection time, and upgraded content. Particularly outside the US, the environment has been very positive for wireless, with common standards and a high acceptance rate, especially among young consumers. Because wireless users outside the US are less likely to use the Internet at work, they tend to be more receptive to receiving the Internet on a wireless handset. Also positive is the fact that costs have come down in the wireless industry, allowing wireless companies to make more money on a smaller investment.

Because we think the consumer will benefit from lower interest rates, the Fund is currently focusing on the cable industry, which is being energized by new products, including digital cable, digital TV, and video on demand. Cable companies have been successfully competing with DSL providers for high-speed Internet access, as well as with satellite TV providers for entertainment content.

Another consumer theme is consumer electronics. We feel this is an advantageous area because we are currently at the beginning of a replacement cycle, the customer base tends to view these products as non-discretionary, and the profit margins are excellent.

OUTLOOK

We anticipate that the US economy will start to recover by the end of 2001, aided by the Fed's recent interest rate reductions. Europe will benefit from a US improvement, although its recovery will probably come several months later. We are optimistic that Japan's new prime minister, Junichiro Koizumi, understands the need for serious reform, and will help steer Japan in the right direction. We believe the Fund is well positioned to benefit from a global recovery, as well as from positive trends in communications and consumer spending.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

COUNTRY ALLOCATION
APRIL 30, 2001

                                                     MSCI
                                                     WORLD
                                           FUND      INDEX
                                         -------    -------
CONTINENTAL EUROPE ....................   27.18%     22.10%
   Austria ............................      --       0.10
   Belgium ............................      --       0.37
   Denmark ............................    0.41       0.33
   Finland ............................    2.48       1.05
   France .............................    5.22       5.21
   Germany ............................    3.58       3.91
   Ireland ............................    2.11       0.30
   Italy ..............................    3.35       2.40
   Netherlands ........................    4.47       2.71
   Norway .............................    0.26       0.23
   Portugal ...........................      --       0.19
   Spain ..............................    1.71       1.36
   Sweden .............................    1.05       1.03
   Switzerland ........................    2.54       2.91
JAPAN .................................    8.21      10.73
LATIN AMERICA .........................    1.60         --
   Brazil .............................    1.10         --
   Mexico .............................    0.50         --
PACIFIC ...............................    3.63       2.96
   Australia ..........................      --       1.55
   Hong Kong ..........................    2.09       0.97
   New Zealand ........................      --       0.05
   Singapore ..........................      --       0.39
   South Korea ........................    0.52         --
   Taiwan .............................    1.02         --
UNITED KINGDOM ........................    9.04       9.94
UNITED STATES .........................   45.44      52.17
OTHER .................................      --       2.10
   Canada .............................      --       2.10
OTHER ASSETS LESS LIABILITIES .........    4.90         --
                                         ------     ------
TOTAL .................................  100.00%    100.00%
                                         ======     ======

LARGEST INDUSTRIES
APRIL 30, 2001

       [The following table represents a bar chart in the printed piece.]

                             Percent of Net Assets
--------------------------------------------------------------------------------
     14.24          14.18          13.05          11.41           8.5

  $28,338,253    $28,212,481    $25,954,452    $22,706,957    $16,967,606

    TELECOM-     ELECTRONICS     CONSUMER       FINANCIAL        DRUGS
  MUNICATIONS                      GOODS        SERVICES          AND
                                    AND                          HEALTH
                                 SERVICES                         CARE

REGIONAL ALLOCATION
APRIL 30, 2001

       [The following table represents a pie chart in the printed piece.]

               United Kingdom  9.04%
                      Pacific  3.63%
                Latin America  1.60%
Other Assets Less Liabilities  4.90%
           Continental Europe 27.18%
                United States 45.44%
                        Japan  8.21%

--------------------------------------------------------------------------------

LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2001

SECURITY                                      VALUE
------------                              -------------
AOL Time Warner (US) ..................   $8,044,650
AT&T (US) .............................    7,724,476
Symbol Technologies (US) ..............    6,322,050
Coca-Cola (US) ........................    5,960,820
Texas Instruments (US) ................    5,917,230
Comcast(ClassA) (US) ..................    5,827,521
Philip Morris (US) ....................    5,692,496
Openwave Systems (US) .................    5,394,079
Intel (US) ............................    5,259,180
Tyco International (US) ...............    4,968,745
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2001

                                                                                      AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                          CLASS B      CLASS C
                                                                                           SINCE        SINCE         SINCE
                                                 SIX            ONE          FIVE        INCEPTION    INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS        4/22/96      5/27/99       11/1/95
                                            ------------    -----------  ------------- -------------------------  ------------
CLASS A**
With Sales Charge                              (25.11)%       (27.12)%        7.15%          n/a          n/a          9.10%
Without Sales Charge                           (21.39)        (23.49)         8.21           n/a          n/a         10.08

CLASS B**
With CDSC+                                     (24.82)        (27.07)         7.10          7.46%         n/a           n/a
Without CDSC                                   (21.68)        (24.03)         7.41          7.61          n/a           n/a

CLASS C**
With Sales Charge and CDSC                     (23.06)        (25.34)          n/a           n/a        (0.01)%         n/a
Without Sales Charge and CDSC                  (21.66)        (24.01)          n/a           n/a         0.51           n/a

CLASS D**
With 1% CDSC                                   (22.27)        (24.60)          n/a           n/a          n/a           n/a
Without CDSC                                   (21.64)        (23.99)         7.43           n/a          n/a          9.29

LIPPER GLOBAL FUNDS AVERAGE***                 (11.62)        (16.20)         9.63          9.63++       3.59+++      11.31(o)

MSCI WORLD INDEX***                            (10.55)        (15.74)         9.65          9.65++      11.17+++      11.30(o)


NET ASSET VALUE
                APRIL 30, 2001      OCTOBER 31, 2000    APRIL 30, 2000
                --------------      ----------------    --------------
CLASS A             $8.57                $13.48             $13.84
CLASS B              8.12                 12.94              13.33
CLASS C              8.13                 12.95              13.34
CLASS D              8.13                 12.95              13.34


 CAPITAL GAIN (LOSS) INFORMATION
 FOR THE SIX MONTHS ENDED APRIL 30, 2001

 PAID                $2.462
 REALIZED            (0.675)
 UNREALIZED           0.018(oo)


   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Global Funds Average and the Morgan Stanley Capital
     International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 75.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
  ++ From April 30, 1996.
 +++ From May 31, 1999.
 (o) From October 31, 1995.
(oo) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

  This chart compares a $10,000 hypothetical investment made in Seligman Global Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through April 30, 2001, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

      [The following table represents a line chart in the printed piece.]

                               GLOBAL GROWTH FUND

              Class A       Class A         Class D       MSCI      LIPPER
              With Sales    Without         Without       WORLD     GLOBAL FUNDS
              Charge        Sales Charge    CDSC          INDEX     AVERAGE
              ----------    ------------    -------       -------   ------------

11/1/95           9520        10000          10000        10000        10000
                 10107        10616          10602        10848        10656
4/30/96          10880        11429          11387        11362        11386
                 10627        11162          11106        11032        11018
10/31/96         10773        11317          11233        11682        11667
                 11307        11877          11751        12292        12515
4/30/97          11347        11919          11793        12592        12511
                 13253        13922          13740        14690        14564
10/31/97         12267        12885          12689        13698        13722
                 12748        13391          13152        14511        14066
4/30/98          15028        15786          15475        16312        16060
                 15069        15829          15503        16470        15862
10/31/98         13435        14112          13800        15847        14521
                 15599        16386          15988        18002        16399
4/30/99          16312        17134          16692        18980        17334
                 17052        17912          17412        19090        17832
10/31/99         17960        18865          18307        19861        18409
                 20961        22019          21327        20817        20985
4/30/00          21098        22162          21440        21379        21520
                 21753        22850          22067        20940        21192
10/31/00         20534        21569          20797        20136        20404
                 18459        19390          18641        19599        19869
4/30/01          16142        16956          16296        18013        18033


  An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Technology companies may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence.

  As shown on page 14, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                      TEN LARGEST SALES
------------------------------             ------------------------
AT&T* (US)                                 Vitesse Semiconductor** (US)
SBC Communications (Class A)*(US)          Tyco International (US)
Comcast (Class A)* (US)                    Disney, Walt** (US)
Intel* (US)                                Watson Pharmaceuticals (US)
Texas Instruments* (US)                    Guidant** (US)
Philip Morris* (US)                        Williams Companies (The)** (US)
MedImmune* (US)                            Corning** (US)
Jones Apparel Group* (US)                  EMC** (US)
Symbol Technologies* (US)                  Pfizer** (US)
Openwave Systems* (US)                     Procter & Gamble** (US)

Largest portfolio changes from the previous to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Growth Fund

                                       SHARES        VALUE
                                    -----------    ------------
COMMON STOCKS  93.16%

BRAZIL(o)  1.10%
EMPRESA BRASILEIRA DE
   AERONAUTICA "EMBRAER" (ADRS)
   Manufacturer of aircraft for
   commercial and military use
   (Manufacturing)                     49,000    $   2,195,690
                                                 -------------
DENMARK  0.41%
VESTAS WIND SYSTEMS*
   Developer and marketer of wind
   turbines and lightning protection
   products (Electronics)              17,400          812,756
                                                 -------------
FINLAND 2.48%
NOKIA
   Developer and manufacturer of
   cellular phones and base stations
   (Telecommunications)                57,600        1,906,239
TIETOENATOR
   Provider of information technology
   services for diversified industries
   (Information Services)              59,700        1,838,018
UPM-KYMMENE*
   Manufacturer of forest products
   (Manufacturing)                     38,000        1,191,843
                                                 -------------
                                                     4,936,100
                                                 -------------
FRANCE  5.22%
AVENTIS
   Manufacturer of pharmaceutical
   and agricultural products
   (Drugs and Health Care)             15,000        1,161,854
GROUPE DANONE
   Provider of packaged foods and
   beverages (Consumer Products)        5,543          720,491
ORANGE*
   Provider of cellular telephone
   services (Telecommunications)      201,700        2,126,025
RENAULT
   Manufacturer of automobiles,
   buses, industrial and
   agricultural vehicles, and
   racing car engines and
   components (Automotive and
   Related)                            26,700        1,372,811
SANOFI-SYNTHELABO*
   Manufacturer of health care
   products and medical and
   surgical equipment
   (Drugs and Health Care)             19,500        1,169,573
SOCIETE TELEVISION FRANCAISE 1 "TF1"
   Operator of the French television
   channel "TF1"; producer of news,
   drama, documentaries, sports,
   and children's programs (Media)     25,300        1,061,763
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and telecommunica-
   tions industries (Electronics)      27,800        1,124,510
TOTALFINAELF (ADRS)
   Worldwide operator of gas and
   oil (Resources)                     22,000        1,647,800
                                                 -------------
                                                    10,384,827
                                                 -------------
GERMANY  1.64%
ALLIANZ
   Provider of insurance products
   (Financial Services)                 6,500        1,871,432
MUNICH RE
   Provider of insurance products
   (Financial Services)                 4,900        1,397,208
                                                 -------------
                                                     3,268,640
                                                 -------------

HONG KONG  2.09%
CNOOC*
   Explorer and producer of
   oil and natural gas
   (Resources)                        711,000          683,742
CNOOC (ADRS)*
   (Resources)                         35,300          676,348
HSBC HOLDINGS
   Provider of international bank-
   ing and financial services
   (Financial Services)                72,400          919,040
HUTCHISON WHAMPOA
   Holding company with interests
   in various industries
   (Diversified)                      101,000        1,084,594
LI & FUNG*
   Export trader and wholesale
   distributor of consumer products
   (Consumer Goods and Services)      416,000          786,768
                                                 -------------
                                                     4,150,492
                                                 -------------
IRELAND  2.11%
BANK OF IRELAND
   Provider of banking services
   (Financial Services)               125,934        1,216,794
ELAN (ADRS)*
   Developer, manufacturer, and
   marketer of pharmaceutical
   delivery systems
   (Drugs and Health Care)             59,550        2,986,433
                                                 -------------
                                                     4,203,227
                                                 -------------
ITALY  3.35%
ASSICURAZIONI GENERALI
   Insurance provider
   (Financial Services)                45,700        1,475,923

----------
See footnotes on page 19.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Growth Fund

                                       SHARES        VALUE
                                    -----------    ------------
ITALY (CONTINUED)
MEDIOLANUM
   Life insurer; provider of a wide
   range of financial services
   (Financial Services)               140,900      $ 1,813,946
PIRELLI
   Holding company that
   manufactures cables and tires
   (Manufacturing)                    513,000        1,674,986
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications)      151,900        1,688,709
                                                 -------------
                                                     6,653,564
                                                 -------------
JAPAN  8.21%
CANON (ADRS)
   Manufacturer of printers, copiers,
   cameras, and video equipment
   (Electronics)                       49,700        1,985,515
HONDA MOTOR
   International manufacturer of
   motorcycles, automobiles, and
   power products (Automotive
   and Related)                        73,000        2,936,187
KEYENCE
   Manufacturer of detection
   devices and measuring
   control equipment (Electronics)      5,300        1,153,806
NINTENDO
   Manufacturer and marketer
   of home-use video games
   (Consumer Products)                  7,700        1,240,076
NIPPON SYSTEM DEVELOPMENT
   Developer of computer
   software for the financial
   industry (Computer Software)         8,500          495,286
NIPPON TELEGRAPH & TELEPHONE "NTT"
   Provider of telecommunications
   services (Telecommunications)          168        1,067,293
NOMURA SECURITIES
   Securities firm (Financial
   Services)                           51,000        1,077,247
NTT DOCOMO
   Provider of telecommunications
   services (Telecommunications)           50        1,027,799
SONY
   Developer and manufacturer of
   audio and video equipment
   (Consumer Products)                 25,100        1,876,939
SONY (ADRS)
   (Consumer Products)                  9,500          728,175
TAKEDA CHEMICAL INDUSTRIES
   Producer and retailer of
   pharmaceutical products
   (Drugs and Health Care)             39,000        1,881,115
UFJ HOLDINGS*
   Holding company that
   provides banking services
   (Financial Services)                   120          863,351
                                                 -------------
                                                    16,332,789
                                                 -------------
MEXICO  0.50%
TELEFONOS DE MEXICO "TELMEX"
   (SERIES L ADRS)
   Provider of telecommunications
   services (Telecommunications)       29,000        1,003,400
                                                 -------------
NETHERLANDS  4.47%
ASML HOLDING
   Provider of photolithography
   projection systems, known as
   wafer steppers and step and scan
   (Electronics)                       77,500        2,049,104
ELSEVIER
   Global printer and publisher of
   professional trade journals
   and magazines (Media)              103,700        1,419,680
ING GROEP
   Provider of banking and insurance
   services (Financial Services)       16,578        1,132,139
KONINKLIJKE AHOLD (ADRS)
   Distributor and marketer of
   food products (Consumer Goods
   and Services)                       31,300          990,019
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer and
   industrial electronics
   (Electronics)                       20,509          602,490

ROYAL DUTCH PETROLEUM
   Provider of international
   oil services (Resources)            18,200        1,083,446
UNILEVER
   International manufacturer of
   personal care products
   (Consumer Goods and Services)       28,800        1,616,256
                                                 -------------
                                                     8,893,134
                                                 -------------
NORWAY  0.26%
TANDBERG*
   Developer, manufacturer, and
   marketer of television
   broadcast systems (Media)           41,300          508,336
                                                 -------------
SOUTH KOREA  0.52%
POHANG IRON & STEEL (ADRS)
   Steel manufacturer for the
   construction and shipbuilding
   industries (Manufacturing)          52,400        1,048,524
                                                 -------------
----------
See footnotes on page 19.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Growth Fund

                                       SHARES        VALUE
                                    -----------    ------------
SPAIN  1.71%
BANCO SANTANDER CENTRAL HISPANO
   Provider of banking services
   (Financial Services)                49,650        $ 493,382
TELEFONICA*
   Provider of telecommunications
   services (Telecommunications)      172,015        2,911,996
                                                 -------------
                                                     3,405,378
                                                 -------------
SWEDEN  1.05%
ELECTROLUX (ADRS)
   Manufacturer of appliances
   and outdoor products
   (Consumer Goods and Services)       13,400          430,877
ENIRO
   Publisher of catalogs and
   telephone directories
   (Consumer Goods and Services)      120,700        1,459,321
Q-MED
   Developer of medical implants
   and devices for aesthetic and
   medical applications
   (Medical Products and
   Technology)                         10,000          204,758
                                                 -------------
                                                     2,094,956
                                                 -------------
SWITZERLAND  2.54%
NOVARTIS
   Manufacturer of pharmaceuticals
   (Medical Products and Technology)      895        1,390,852
SERONO
   Developer and marketer of
   biotechnology products
   (Drugs and Health Care)              1,670        1,376,545
UBS
   Provider of asset management
   and banking services
   (Financial Services)                14,980        2,279,575
                                                 -------------
                                                     5,046,972
                                                 -------------
TAIWAN  1.02%
TAIWAN SEMICONDUCTOR
   MANUFACTURING (ADRS)
   Manufacturer of integrated
   circuits (Electronics)              83,500        2,024,040
                                                 -------------
UNITED KINGDOM  9.04%
BAA
   Airport operator
   (Transportation)                   110,000          966,160
BRITISH AMERICAN TOBACCO (ADRS)
   Producer and marketer of
   tobacco products (Consumer
   Goods and Services)                 61,900        1,008,970
CENTRICA
   Distributor of gas and energy
   products and services (Utilities)  285,600          967,244
DIAGEO
   Operator in the food, alcoholic
   beverages, fast food restaurant,
   and property management
   industries (Consumer Goods
   and Services)                      242,588        2,550,614
GLAXOSMITHKLINE
   Pharmaceutical researcher and
   manufacturer (Drugs and
   Health Care)                        96,904        2,560,334
RIO TINTO (ADRS)
   International mining company
   (Resources)                         20,000        1,616,000
ROYAL BANK OF SCOTLAND GROUP
   Provider of banking services
   (Financial Services)               138,159        3,199,735
ROYAL BANK OF SCOTLAND GROUP
   (ADDITIONAL VALUE SHARES)
   (Financial Services)               114,000          140,655
TESCO
   Supermarket chain
   (Consumer Goods and Services)      388,377        1,388,935
VODAFONE GROUP
   Cellular services operator
   (Telecommunications)               800,855        2,431,586

WPP GROUP
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market
   research (Media)                    95,700        1,146,528
                                                 -------------
                                                    17,976,761
                                                 -------------
UNITED STATES  45.44%
AGERE SYSTEMS
   Provider of optoelectronic
   components for communi-
   cations networks and integrated
   circuits for use in communi-
   cations and computer
   equipment (Electronics)            137,400          961,800
AOL TIME WARNER
   Diversified media and enter-
   tainment company
   (Information Services)             159,300        8,044,650
AT&T
   Provider of telecommunications
   services
   (Telecommunications)               346,700        7,724,476
CISCO SYSTEMS*
   Manufacturer of computer
   network products (Networking/
   Communications Infrastructure)     290,300        4,930,746
CITIGROUP
   Provider of diversified financial
   services (Financial Services)       98,200        4,826,530

----------
See footnotes on page 19.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Growth Fund

                                       SHARES        VALUE
                                    -----------    ------------

UNITED STATES (CONTINUED)
 COCA-COLA
   Manufacturer and marketer of
   soft drinks and consumer products
   (Consumer Goods and Services)      129,050      $ 5,960,820
COMCAST (CLASS A)
   Developer, manager, and
   operator of hybrid fiber-coaxial
   broadband cable communi-
   cations networks (Media)           132,700        5,827,521
INTEL
   Manufacturer of microprocessors
   and memory circuits
   (Electronics)                      170,200        5,259,180
JONES APPAREL GROUP
   Designer and marketer of
   women's clothing (Consumer
   Goods and Services)                102,400        4,069,376
MEDIMMUNE
   Provider of medical products
   (Drugs and Health Care)            118,700        4,646,512
OPENWAVE SYSTEMS*
   Provider of open Internet-
   based communication
   infrastructure software and
   applications
   (Networking/Communications
   Infrastructure)                    154,980        5,394,079
PHILIP MORRIS
   Manufacturer of tobacco products,
   food, and beverages
   (Consumer Goods and Services)      113,600        5,692,496
SBC COMMUNICATIONS (CLASS A)
   Provider of telephone services
   (Telecommunications)               119,500        4,929,375
STARWOOD HOTELS & RESORTS WORLDWIDE
   Hotel operator
   (Leisure and Hotels)                61,400        2,215,926
SYMBOL TECHNOLOGIES
   Retailer of bar code scanner
   products (Electronics)             200,700        6,322,050
TEXAS INSTRUMENTS
   Global semiconductor company
   and designer of electronic
   components (Electronics)           152,900        5,917,230
TYCO INTERNATIONAL
   Worldwide provider of fire
   protection devices, electronic
   security services and underwater
   telecommunications systems
   (Diversified)                       93,100        4,968,745
VOICESTREAM WIRELESS
   Provider of cellular
   telecommunications services
   (Telecommunications)                14,548        1,521,355
WATSON PHARMACEUTICALS*
   Manufacturer of generic
   medications (Drugs and
   Health Care)                        23,800        1,185,240
                                                 -------------
                                                    90,398,107
                                                 -------------
TOTAL COMMON STOCKS
   (Cost $184,913,996)                             185,337,693
                                                 -------------
PREFERRED STOCKS  1.94%

GERMANY  1.94%
BOSS (HUGO)
   International provider of
   brand name clothing and
   accessories (Retailing)              5,850        1,762,664
PORSCHE
   Manufacturer of luxury sports
   cars (Automotive and Related)        3,250        1,064,035
SAP
   Developer of business software
   and provider of training services
   (Computer Software)                  6,500        1,035,199
                                                  ------------

TOTAL PREFERRED STOCKS
   (Cost $3,862,897)                                 3,861,898
                                                  ------------
TOTAL INVESTMENTS  95.10%
   (Cost $188,776,893)                             189,199,591

OTHER ASSETS
  LESS LIABILITIES  4.90%                            9,742,776
                                                  ------------
NET ASSETS  100.00%                               $198,942,367
                                                  ============
----------
  *  Non-income producing security.
(o) Shares shown in lots of 1,000.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Seligman Global Smaller Companies Fund posted a total return of -15.44%, based on the net asset value of Class A shares. This return was less than the -4.36% total return delivered by the Salomon Smith Barney Extended Market Index World and the -12.79% total return delivered by the Lipper Global Small Cap Funds Average. The performance of the Fund during the period under review suffered due to its exposure to small-capitalization technology stocks across all regions.

Over the past six months, continued volatility in technology stocks and concern about the pace of the slowdown in the US economy depressed returns on equities on a global basis. The economic situation in the US deteriorated during this time, with many companies experiencing profit shortfalls, the manufacturing sector slowing dramatically, and capital spending declining significantly. The US Federal Reserve Board responded aggressively to the slowdown, cutting interest rates five times, for a total of 250 basis points so far in 2001. The European Central Bank was not as aggressive, moving to lower rates only on May 10, 2001. The economic sluggishness in the US has inevitably affected Europe and Asia, especially those countries which depend on US demand for their products.

PORTFOLIO STRATEGY

The Fund did not change its asset allocation significantly during the period under review. We retained our emphasis on companies with visible earnings growth, credible products, and solid management teams. Because of general uncertainty in the markets, we focused more on individual stock selection. Compared with its index, the Fund is underweighted in the US, overweighted in the UK and Europe and slightly overweighted in Japan and the Pacific.

UNITED STATES

Our investment strategy in the US continued to be driven from the bottom up, and our focus remained on companies with strong fundamentals. During the past six months, we did not make dramatic changes in sector exposure. In general, we were overweighted in wireless services and health care, and, within the technology sector, underweighted in semiconductors and biotechnology.

--------------------------------------------------------------------------------
  FUND OBJECTIVE

  Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SELIGMAN GLOBAL SMALL COMPANY TEAM

  Michael Alpert, Michael Corcell, Mark Cunneen (Co-Portfolio Manager), Rick Fier, Mandhir Uppal, Stephan Yost, Bruce Zirman

  The international portion of the portfolio is managed by Iain Clark of Henderson Investment Management Limited and a team of investment professionals based in London.

--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

We feel that fundamentals are solid in the health care sector, and that earnings growth is good. This sector's earnings tend to hold up in an environment of slow economic growth. Wireless communications is another area where fundamentals are exceptionally strong, and which has benefited from continued strong subscriber and revenue growth.

UNITED KINGDOM

Despite the fact that we remain positive about the growth potential of the Fund's UK stocks, our exposure to the UK hurt performance during the period under review, with technology and "new economy" stocks being hit particularly hard. We view this as a short-term disappointment, however, as we still feel confident about the fundamental strength of the UK economy.

CONTINENTAL EUROPE

In Continental Europe, problems in the technology sector and the reluctance of the European Central Bank to lower interest rates (it finally cut rates by 25 basis points on May 10, 2001) affected the region as a whole during the last six months, as investors worried about the outlook for European economic and earnings growth. Nonetheless, the slowdown in Continental Europe was generally more muted than in other regions of the world, and consumer spending in Europe held up well. The European Central Bank's recent rate cut was welcome news, signaling the synchronization of global monetary easing. The Fund is therefore overweighted in Europe, as we believe that economic recovery in the US is likely to spur a recovery in Europe.

PACIFIC REGION

After performing poorly in the fourth quarter of 2000, Japanese stocks rebounded strongly in March 2001. Investors have been heartened by the monetary easing of the Bank of Japan, and by the reformist language of the new prime minister, Junichiro Koizumi. While the Fund's Japanese holdings performed well (especially consumer cyclicals and industrial goods), we were underweighted in this market, and, consequently, were unable to fully benefit from the upturn in investor sentiment. The Fund maintained a neutral weighting in the rest of the Pacific. Like Japan, these economies tend to be highly dependent on exports to the US, and have been negatively affected by the US economic slowdown.

OUTLOOK

The outlook for global small-cap companies remains positive, as the general trend of global monetary easing makes a soft landing increasingly likely in all of the regions in which the Fund invests. We are optimistic that the US economy may turn around toward the end of 2001, and, if this happens, Europe could follow the lead of the US. We are beginning to look more favorably on the prospects for Japan and the Pacific. In Japan, we believe there is grass roots support for much-needed structural reform, and investors should respond favorably to this. The Pacific region should be stimulated by a US recovery. Smaller companies typically do well as the economy emerges from a slowdown, and investors will be looking for strong growth areas in which to participate. The Fund expects to take advantage of this anticipated upturn.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2001

                                                                                    AVERAGE ANNUAL
                                                       ------------------------------------------------------------------------
                                                                                  CLASS A     CLASS B     CLASS C     CLASS D
                                                                                   SINCE       SINCE       SINCE       SINCE
                                              SIX          ONE         FIVE      INCEPTION   INCEPTION   INCEPTION   INCEPTION
                                            MONTHS*       YEAR         YEARS      9/9/92      4/22/96     5/27/99     5/3/93
                                         ------------  ----------    --------- ------------------------------------------------
CLASS A**
With Sales Charge                          (19.46)%      (26.70)%      0.22%      10.62%         n/a         n/a         n/a
Without Sales Charge                       (15.44)       (23.05)       1.20       11.25          n/a         n/a         n/a

CLASS B**
With CDSC+                                 (19.54)       (27.05)       0.10         n/a         0.74%        n/a         n/a
Without CDSC                               (15.72)       (23.58)       0.44         n/a         0.90         n/a         n/a

CLASS C**
With Sales Charge and CDSC                 (17.39)       (25.06)        n/a         n/a          n/a       (0.85)%       n/a
Without Sales Charge and CDSC              (15.77)       (23.62)        n/a         n/a          n/a       (0.33)        n/a

CLASS D**
With 1% CDSC                               (16.53)       (24.31)        n/a         n/a          n/a         n/a         n/a
Without CDSC                               (15.77)       (23.62)       0.45         n/a          n/a         n/a        8.91%

LIPPER GLOBAL SMALL CAP
  FUNDS AVERAGE***                         (12.79)       (18.22)       6.88       11.90++       6.88(o)    10.29++++   10.71(oo)

SALOMON SMITH BARNEY
  EM INDEX WORLD***                         (4.36)        (5.58)       6.48       10.15+++      6.48(o)     6.44++++    8.93(oo)


NET ASSET VALUE

                APRIL 30, 2001     OCTOBER 31, 2000    APRIL 30, 2000
                --------------     ----------------    --------------
CLASS A            $13.41                $17.38            $19.10
CLASS B             12.48                 16.33             18.01
CLASS C             12.49                 16.35             18.03
CLASS D             12.49                 16.35             18.03


CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 2001

PAID                $1.446
REALIZED             0.117
UNREALIZED           0.187(ooo)


   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney
      Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 75.
    + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
   ++ From September 10, 1992.
  +++ From August 31, 1992.
 ++++ From May 31, 1999.
  (o) From April 30, 1996.
 (oo) From April 30, 1993.
(ooo) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through April 30, 2001, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

      [The following table represents a line chart in the printed piece.]

                      GLOBAL SMALL COMPANIES FUND CLASS A

                                              SALOMON SMITH    LIPPER GLOBAL
               With          Without          BARNEY EM        SMALL CAP
               Sales Charge  Sales Charge     INDEX WORLD      FUNDS AVERAGE
               ------------  ------------     -----------      -------------

9/9/92           9520           10000            10000            10000
                 9533           10014             9787            10016
                10528           11059            10523            10960
4/30/93         11343           11915            11655            11704
                12225           12841            12252            12398
                13334           14006            12822            13977
                15150           15914            13511            15153
4/30/94         14895           15645            13346            14534
                14263           14982            13383            14217
                16037           16846            13611            15016
                14757           15501            12862            13766
4/30/95         16461           17291            13809            14658
                18567           19504            14832            16496
                19260           20231            14547            16409
                19922           20926            15484            17146
4/30/96         22540           23677            16880            18945
                21930           23036            15880            18070
                22526           23661            16713            18782
                23205           24375            17260            19766
4/30/97         22049           23161            16662            18926
                25016           26277            19110            21692
                24391           25621            18942            20906
                23981           25191            18783            20327
4/30/98         28247           29671            21236            23658
                26928           28286            19761            22018
                22972           24130            18092            18791
                24535           25772            19684            21037
4/30/99         23672           24866            20580            22018
                25495           26781            21418            23534
                25626           26918            21252            24273
                31194           32767            23662            31172
4/30/00         31096           32664            24464            32311
                29598           31091            24572            31597
                28296           29722            24161            30300
                26908           28265            24304            29498
4/30/01         23929           25135            23113            26426


   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

   As shown on page 22, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS
TEN LARGEST PURCHASES                            TEN LARGEST SALES
-------------------------                        -----------------
Mediclin* (Germany)                              Selecta Group** (Switzerland)
Parthus Technologies* (Ireland)                  SunGard Data Systems** (US)
Medion* (Germany)                                SEZ Holding** (Switzerland)
FJA* (Germany)                                   Documentum (US)
Province Healthcare* (US)                        Royal Canin** (France)
Senator Entertainment* (Germany)                 Ekornes** (Norway)
Orion Power Holdings* (US)                       NetIQ** (US)
Fitness First* (UK)                              Samas Groep** (Netherlands)
Aldeasa* (Spain)                                 Charter Communications** (US)
Compagnie Generale de Geophysique* (France)      Career Education (US)

Largest portfolio changes from the previous to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

COUNTRY ALLOCATION
APRIL 30, 2001
                                                     SALOMON
                                                   SMITH BARNEY
                                                     EM INDEX
                                            FUND       WORLD
                                          -------   -----------
CONTINENTAL EUROPE ....................   22.27%      17.39%
   Austria ............................    0.43        0.06
   Belgium ............................      --        0.28
   Denmark ............................    0.71        0.28
   Finland ............................      --        1.08
   France .............................    4.25        4.04
   Germany ............................    7.19        2.56
   Greece .............................      --        0.14
   Ireland ............................    1.78        0.29
   Italy ..............................      --        1.68
   Luxembourg .........................    0.39          --
   Netherlands ........................    0.74        1.80
   Norway .............................    1.17        0.15
   Portugal ...........................      --        0.13
   Spain ..............................    2.66        1.14
   Sweden .............................    0.44        1.06
   Switzerland ........................    2.51        2.70
JAPAN .................................    9.91        9.55
PACIFIC ...............................    2.73        2.16
   Australia ..........................    1.32        1.07
   Hong Kong ..........................    0.93        0.77
   New Zealand ........................    0.09        0.05
   Singapore ..........................    0.39        0.27
UNITED KINGDOM ........................   13.06        9.78
UNITED STATES .........................   45.46       58.81
OTHER .................................    1.92        2.31
   Canada .............................    1.23        2.31
   Israel .............................    0.69          --
OTHER ASSETS LESS LIABILITIES .........    4.65          --
                                          ------     ------
TOTAL .................................   100.00%    100.00%
                                          ======     ======


LARGEST INDUSTRIES
APRIL 30, 2001

       [The following table represents a bar chart in the printed piece.]

                             Percent of Net Assets
--------------------------------------------------------------------------------
     12.5            9.27            9.14             9.03             7.5

  $44,943,000     $33,464,349     $32,785,974      $32,354,878     $26,835,665

   DRUGS AND       BUSINESS        TELECOM-         COMPUTER        FINANCIAL
    HEALTH         SERVICES       MUNICATIONS       SOFTWARE        SERVICES
     CARE



REGIONAL ALLOCATION
APRIL 30, 2001

       [The following table represents a pie chart in the printed piece.]

               United Kingdom 13.06%
                      Pacific  2.73%
                        Other  1.92%
Other Assets Less Liabilities  4.65%
                United States 45.46%
           Continental Europe 22.27%
                        Japan  9.91%


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2001

SECURITY                                     VALUE
------------                              ----------
Interserve (UK) .......................   $7,654,837
Xansa (UK) ............................    7,206,147
Western Wireless (Class A)(US) ........    6,720,332
Ashtead Group (UK) ....................    5,466,922
Metris Companies (US) .................    5,445,000
Waste Connections (US) ................    5,093,604
Informa Group (UK) ....................    4,943,810
Swisslog Holding (Switzerland) ........    4,757,616
PizzaExpress (UK) .....................    4,632,818
Kaba Holding (Switzerland) ............    4,243,811
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------

COMMON STOCKS  95.35%

AUSTRALIA  1.32%
BRL HARDY
   Owner and operator of
   vineyards; producer and
   distributor of wines (Consumer
   Goods and Services)                 98,625      $   462,885
COCHLEAR
   Developer and marketer
   of hearing aids (Medical
   Products and Technology)            41,700          816,297
CSL
   Manufacturer and marketer
   of human and veterinary
   pharmaceutical products
   (Medical Products and
   Technology)                         42,400          795,997
DATA ADVANTAGE
   Provider of credit risk
   information for the consumer
   and commercial markets
   (Business Services)                157,340          483,207
FUTURIS
   Mini-conglomerate with
   interests in automobile
   components, livestock, farm
   insurance, and financial
   services (Diversified)             407,694          457,567
LANG
   Transport logistics operator
   (Transportation)                    67,500          368,456
PERPETUAL TRUSTEES AUSTRALIA
   Provider of diversified
   financial services
   (Financial Services)                24,900          506,839
SONIC HEALTHCARE
   Operator of pathology
   laboratories (Medical
   Products and Technology)           105,800          440,427
TAB
   Gaming company that
   markets wagers on horse racing
   and sporting events (Leisure
   and Hotels)                        253,700          410,019
                                                 -------------
                                                     4,741,694
                                                 -------------
AUSTRIA  0.43%
EMTS TECHNOLOGIE*
   Provider of telecommunications
   services (Telecommunications)       34,600        1,535,695
                                                 -------------
CANADA  1.23%
CLARICA LIFE INSURANCE
   Provider of financial
   services (Financial Services)       33,100          874,909
DOFASCO
   Producer of flat-rolled
   and tubular steel
   (Resources)                         36,000          588,281
EXFO ELECTRO-OPTICAL ENGINEERING*
   Provider of monitoring
   instruments for the
   telecommunications industry
   (Telecommunications)                16,000          537,920
INTRAWEST
   Operator of vacation resorts
   (Leisure and Hotels)                60,000        1,130,469
PIVOTAL*
   Provider of customer
   relationship management
   solutions (Computer Software)        9,200          230,966
RESEARCH IN MOTION*
   Provider of telecommunications
   equipment
   (Telecommunications)                 8,000          271,400
SIERRA WIRELESS*
   Provider of wireless data
   communications equipment
   (Telecommunications)                29,000          769,368
                                                 -------------
                                                     4,403,313
                                                 -------------

DENMARK  0.71%
TK DEVELOPMENT
   Holding company that owns
   and invests in real estate, and
   provides property management
   services (Construction and
   Property)                           79,063        2,546,600
                                                 -------------
FRANCE  4.25%
COMPAGNIE FRANCAISE D'ETUDES ET DE
   CONSTRUCTION "TECHNIP"
   Engineering contractor
   (Construction and Property)         20,000        3,114,248
COMPAGNIE GENERALE DE GEOPHYSIQUE
   Provider of geophysical
   services and software
   products; manufacturer of
   geophysical equipment
   (Industrial Goods and Services)     39,000        2,709,395
DU PAREIL AU MEME
   Manufacturer and
   distributor of clothing
   for children (Retailing)            29,015          888,153
L'EUROPEENNE D'EXTINCTEURS
   Manufacturer and distributor
   of fire extinguishers
   (Manufacturing)                     46,985          537,768

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
FRANCE (CONTINUED)
FINANCIERE MARC DE LACHARRIERE
   "FIMALAC"*
   Provider of diversified operations,
   including hand and power tool
   manufacturer, mailing machine
   manufacturer, and metal
   processor (Manufacturing)           84,500    $   2,923,933
MEDIDEP*
   French hospital group that
   provides medical services
   such as nursing homes,
   clinics, and retirement homes
   (Drugs and Health Care)             23,500        2,575,021
TRANSICIEL
   Developer and installer
   of computer software
   (Computer Software)                 50,000        2,484,300
                                                 -------------
                                                    15,232,818
                                                 -------------
GERMANY  7.19%
BERU
   Developer, manufacturer, and
   marketer of diesel engine
   systems and automotive
   products (Automotive Parts
   Manufacturing)                      91,254        3,376,245
DINO ENTERTAINMENT*
   Publisher of magazines, books,
   and comics geared towards
   the teenage market (Media)          30,400          153,743
FJA
   Developer and marketer of
   software for the insurance
   and financial services
   industries (Business Services)      63,945        3,886,361
GFK
   International provider of
   market research systems
   (Business Services)                 72,000        2,235,870
MEDICLIN*
   Operator of specialized
   and rehabilitation health
   care facilities (Drugs and
   Health Care)                       385,000        3,723,345
MEDION
   Marketer and distributor
   of multimedia products,
   consumer electronics,
   electrical appliances, and
   telecommunications products
   to retail super-stores and
   discount stores
   (Drugs and Health Care)             30,000        2,568,589
RATIONAL
   Manufacturer and marketer
   of food preparation appliances
   (Consumer Goods and Services)       15,091          819,437
SENATOR ENTERTAINMENT*
   Producer and distributor of
   movies and animated cartoons
   (Media)                            389,801        2,770,266
TECHEM*
   Manufacturer of energy
   and water measuring and
   billing devices (Industrial
   Goods and Services)                 82,400        2,291,980
TECIS HOLDING
   Provider of financial planning
   services (Financial Services)       74,872        2,199,503
ZAPF CREATION
   Manufacturer of interactive
   functional dolls and
   inflatable swimming devices
   (Manufacturing)                     53,085        1,719,138
                                                 -------------
                                                    25,744,477
                                                 -------------

HONG KONG  0.93%
BEIJING DATANG POWER GENERATION
   Generator and distributor of
   electric power (Utilities)       1,232,000          410,719
CAFE DE CORAL HOLDINGS
   Holding company specializing
   in areas such as fast food
   and hospital catering
   (Consumer Goods and Services)      780,000          347,544
DAH SING FINANCIAL GROUP
   Provider of banking services
   (Financial Services)               127,000          692,076
GIORDANO INTERNATIONAL
   Clothing retailer (Consumer
   Goods and Services)                562,000          293,647
JCG HOLDINGS
   Investment holding company
   whose subsidiaries specialize in
   diversified financial services
   (Financial Services)               738,000          411,630
MANDARIN ORIENTAL INTERNATIONAL*
   Hotel operator
   (Leisure and Hotels)               452,800          269,416
SHAW BROTHERS
   Investment holding company
   with interests in film
   production and distribution,
   as well as real estate (Media)     270,000          205,122

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
HONG KONG (CONTINUED)
SOUTH CHINA MORNING POST HOLDINGS
   English language newspaper
   (Media)                            438,000    $     279,401
YANZHOU COAL MINING (SERIES H)
   Mining company producing
   prime quality, low-sulfur
   coal (Resources)                 1,054,000          432,466
                                                 -------------
                                                     3,342,021
                                                 -------------
IRELAND  1.78%
PARTHUS TECHNOLOGIES*
   Developer of semiconductor
   intellectual properties
   (Electronics)                    1,400,000        2,162,917
RYANAIR HOLDINGS*
   Aircraft operator
   (Transportation)                   320,000        3,355,935
SMARTFORCE (ADRS)*
   Provider of educational
   software
   (Computer Software)                 24,200          871,079
                                                 -------------
                                                     6,389,931
                                                 -------------
ISRAEL  0.69%
CARD-GUARD SCIENTIFIC SURVIVAL*
   Provider of products used in the
   remote monitoring, recording,
   and transferring of medical data
   (Medical Products and
   Technology)                         47,300        2,481,079
                                                 -------------
JAPAN  9.91%
ABLE
   Provider of real estate investment
   management (Construction and
   Property)                           15,000           98,935
ASAHI PRETEC
   Provider of recycling services
   for precious metals
   (Industrial Goods and Services)         92          878,566
BANK OF IWATE
   Commercial Bank
   (Financial Services)                22,300          759,786
CAPCOM*
   Manufacturer of software for
   video game systems; renter of
   arcade game equipment
   (Computer Software)                 24,700          765,597
CITIZEN ELECTRONICS
   Manufacturer and retailer of
   electronics products for
   diversified industries
   (Electronics)                       12,800          694,048
CRESCO
   Developer of computer
   software (Computer Software)        31,080        1,006,110
DENKI KOGYO
   Manufacturer and retailer
   of telecommunications antennas
   for cellular telephones
   (Telecommunications)                21,000          114,547
DENSEI-LAMBDA
   Provider of switching power
   supplies, such as converters
   and transformers (Electronics)      51,900          780,401
DON QUIJOTE
   Discount store operator
   (Consumer Goods and Services)       10,200          768,519
EIGHTEENTH BANK (THE)
   Provider of banking services
   (Financial Services)               260,000        1,012,099
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics)              35,500          856,149
FUJI MACHINE MANUFACTURING
   Manufacturer of assembly
   machines and chips for the
   electronics industry (Industrial
   Goods and Services)                 13,200          340,776
FUJI SEAL
   Manufacturer of packing
   machinery and materials
   (Manufacturing)                     41,800        1,437,705
FUJICCO
   Food manufacturer (Consumer
   Goods and Services)                 52,000          606,418

FUTURE SYSTEM CONSULTING
   Provider of information
   system and consulting
   services (Business Services)            36          437,017
H.I.S.
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels)                46,500        1,121,434
HIGO BANK (THE)
   Commercial bank
   (Financial Services)               222,000          725,837
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products
   and Technology)                        800            7,316
HOKUTO
   Company that grows
   mushrooms for the purpose
   of researching bacteria
   (Consumer Goods and Services)       24,100          881,576

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------

JAPAN (CONTINUED)
IYO BANK (THE)
   Provider of banking services
   (Financial Services)               138,000      $   787,359
KENTUCKY FRIED CHICKEN JAPAN
   Fast food restaurants
   (Consumer Goods and Services)          600           13,839
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical products
   (Drugs and Health Care)             54,000        1,085,987
KOMATSU SEIREN
   Manufacturer of long-staple
   fabrics (Manufacturing)            103,000          267,576
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunications equipment
   (Telecommunications)                55,600          784,290
MITSUBISHI GAS CHEMICAL
   Chemical producer (Chemicals)      269,000          868,620
MKC-STAT
   Provider of computer system
   services and training classes
   (Computer Software)                 95,000        1,472,302
MOSHI MOSHI HOTLINE
   Provider of telephone-based
   sales and marketing services
   (Business Services)                 12,200        1,036,701
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing)           49,000          665,415
NIFCO
   Manufacturer of synthetic
   resinous fasteners and plastic
   components for automobiles
   and home electronic appliances
   (Industrial Goods and Services)     86,000          848,412
NIPPON BROADCASTING SYSTEMS
   Vendor of time slots on radio
   broadcasting; producer and
   marketer of radio programs
   (Media)                             22,000          801,198
NORITAKE
   Manufacturer of household
   products, including ceramic
   tableware and whetstones
   (Consumer Goods and Services)      126,000          753,563
PEOPLE
   Operator of fitness clubs,
   swimming, tennis, and physical
   training schools (Leisure
   and Hotels)                         14,000          753,450
PLENUS
   Provider of food services through
   franchises; retailer of office
   automation equipment and
   business uniforms (Retailing)       19,400        $ 863,513
ROHTO PHARMACEUTICAL
   Provider of medicines for
   human and veterinary use
   (Drugs and Health Care)             55,000          518,998
RYOYO ELECTRO
   Distributor of electronic
   components (Electronics)            25,000          294,177
SHIMACHU
   Furniture retailer (Consumer
   Goods and Services)                 43,900          639,501
SOTEC
   Developer and retailer of
   desktop and laptop computers
   (Business Services)                    138          598,616
TAIYO INK MANUFACTURING
   Manufacturer of resist inks for
   printed circuit boards
   (Chemicals)                         30,000        1,245,498
TOKYO STEEL MANUFACTURING
   Manufacturer of electric
   furnace steel (Industrial
   Goods and Services)                134,800          507,279
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing)                     79,000          837,535
TOUEI HOUSING
   Real estate developer
   (Construction and Property)         49,000          650,346
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing)                     82,100          764,092

TSUDAKOMA*
   Manufacturer of air-jet looms
   (Manufacturing)                    484,000          587,545
TSURUHA
   Drug store operator (Drugs
   and Health Care)                    45,300          643,765
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Consumer Goods
   and Services)                       50,300          854,854
UNIVERSAL HOME
   Provider of instructional services
   for home design (Business Services)     10           38,441
USHIO
   Manufacturer of lamps, power
   supplies, and optical equipment
   (Industrial Goods and Services)     47,000          730,684

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
JAPAN (CONTINUED)
XEBIO
   Retailer of outdoor clothing
   (Consumer Goods and Services)       54,100    $     591,065
YAMAICHI ELECTRONICS
   Provider of IC sockets and
   pressure welding connectors
   (Electronics)                       60,600          931,817
YOKOHAMA REITO
   Processor and seller of seafood
   and livestock products; cold
   storage (Distribution)             136,000          786,954
                                                 -------------
                                                    35,516,228
                                                 -------------
LUXEMBOURG  0.39%
THIEL LOGISTIK
   Developer and marketer of
   computer software which
   manages outsourcing of
   logistics services in hospitals,
   senior citizens' homes, and
   nurseries (Business Services)       57,936        1,403,322
                                                 -------------
NETHERLANDS  0.74%
IFCO SYSTEMS*
   Provider of containers and
   pallets to manufacturers for
   the shipment of goods to
   retailers (Business Services)       82,800          244,636
UNITED SERVICES GROUP
   Provider of temporary
   staffing services to small-
   and medium-sized companies
   (Business Services)                125,300        2,412,442
                                                 -------------
                                                     2,657,078
                                                 -------------
NEW ZEALAND  0.09%
BAYCORP HOLDINGS*
   Provider of financial services
   (Financial Services)                63,700          331,465
                                                 -------------
NORWAY  1.17%
PETROLEUM GEO-SERVICES*
   Four-dimensional deep-sea
   mapping company for the
   oil-drilling industry (Industrial
   Goods and Services)                167,354        1,738,002
TANDBERG TELEVISION*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Media)                    300,000        2,439,695
                                                 -------------
                                                     4,177,697
                                                 -------------
SINGAPORE  0.39%
DELGRO
   Investment holding company
   focused on the transportation
   business (Transportation)           96,000          297,858
NEPTUNE ORIENT LINES
   Provider of diversified
   marine transit services
   (Transportation)                   440,016          364,868
SEMBCORP LOGISTICS
   Provider of diversified
   marine transit services
   (Transportation)                   100,000          384,404
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                       48,000          334,761
                                                 -------------
                                                     1,381,891
                                                 -------------
SPAIN  2.66%
ALDEASA
   Operator of airport duty-
   free shops; provider of cargo
   handling services (Retailing)      120,000        2,395,575
BARON DE LEY*
   Wine distributor (Retailing)       145,000        2,928,103
COMPANIA DE DISTRIBUCION
   INTEGRAL LOGISTA
   Marketer and distributor of
   published materials, including
   magazines, books, and videos
   (Media)                            160,000        1,966,146
ENACO*
   Operator of supermarkets and
   wholesale outlets (Retailing)      313,600        1,549,806

TELEPIZZA*
   Operator of pizza restaurant
   chain (Restaurants)                303,307          688,919
                                                 -------------
                                                     9,528,549
                                                 -------------
SWEDEN  0.44%
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing)                    204,518        1,555,421
                                                 -------------
SWITZERLAND  2.51%
KABA HOLDING
   Provider of electronic and
   mechanical security systems
   (Business Services)                 16,964        4,243,811
SWISSLOG HOLDING
   Producer and installer of
   automation systems
   (Industrial Goods and Services)     17,750        4,757,616
                                                 -------------
                                                     9,001,427
                                                 -------------
UNITED KINGDOM  13.06%
ARC INTERNATIONAL*
   Designer and developer of
   microprocessor cores and
   related intellectual property
   solutions (Electronics)            850,000        1,422,633

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
UNITED KINGDOM (CONTINUED)
ASHTEAD GROUP
   Renter of equipment for
   the construction industry
   (Construction and Property)      3,570,000    $   5,466,922
CLINTON CARDS
   Retailer of greeting cards
   (Consumer Goods
   and Services)                    1,342,725        2,554,623
FITNESS FIRST*
   Owner and operator of health
   and fitness facilities
   (Leisure and Hotels)               300,000        2,330,285
GUARDIAN IT
   Provider of business continuity
   and disaster recovery services
   (Business Services)                250,000        2,912,857
GWR GROUP
   Local commercial radio
   station operator (Media)           500,000        3,609,868
INFORMA GROUP
   Provider of business information
   for diversified global markets
   (Business Services)                691,200        4,943,810
INTERSERVE
   Holding company for a group
   of businesses that provides
   support, engineering,
   construction, and equipment
   services (Construction
   and Property)                      891,860        7,654,837
PARITY
   Provider of software
   engineering and consulting
   services (Computer Software)     2,700,668        4,056,472
PIZZAEXPRESS
   Operator of restaurant chain
   (Consumer Goods and Services)      390,000        4,632,818
XANSA
   Designer and builder of
   software applications
   (Computer Software)              1,250,000        7,206,147
                                                 -------------
                                                    46,791,272
                                                 -------------
UNITED STATES  45.46%
ABERCROMBIE & FITCH (CLASS A)*
   Clothing store operator
   (Consumer Goods and Services)       11,200          372,960
ACTUATE*
   Provider of applications software
   that enables organizations to
   uniformly extract, publish, and
   disseminate information in both
   Internet and client/server
   computing environments
   (Computer Software)                208,700        2,609,793
ADVANCED POWER TECHNOLOGY*
   Provider of semiconductors
   (Electronics)                       26,700          403,704
ADVENT SOFTWARE*
   Provider of software products
   (Computer Software)                 75,100        4,199,216
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management
   (Financial Services)                41,700        2,344,374
AIRGATE PCS*
   Provider of wireless
   telecommunication services
   (Telecommunications)                89,600        3,545,920
AMERICAN CAPITAL STRATEGIES*
   Provider of commercial
   financing (Financial Services)     137,000        3,635,295
AMERICREDIT*
   Provider of automobile loans
   (Financial Services)                38,300        1,775,588
AMERIGON (CLASS A)*
   Provider of high-technology
   products for automotive
   equipment manufacturers
   (Electronics)                      300,945        1,182,714
ANCHOR GAMING*
   Operator of casino games
   (Leisure and Hotels)                38,500        2,101,137
ANNTAYLOR STORES*
   Clothing store operator
   (Consumer Goods and
   Services)                           10,900          297,025

ARRAY BIOPHARMA*
   Provider of drug discovery
   products and services for the
   purpose of creating, evaluating,
   and optimizing potential drug
   candidates in collaboration with
   pharmaceutical and
   biotechnology companies
   (Drugs and Health Care)             68,900          492,979
ASTORIA FINANCIAL
   Holding company for
   Astoria Federal Savings and
   Loan Association
   (Financial Services)                 9,500          549,622
ATLANTIC COAST AIRLINES HOLDINGS
   Holding company of Atlantic
   Coast Airlines (Transportation)     47,200        1,142,476
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic prescription
   drugs (Drugs and Health Care)       27,150        1,573,342
BERGEN BRUNSWIG (CLASS A)*
   Diversified drug and health
   care distributor
   (Drugs and Health Care)             95,100        1,740,330

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
UNITED STATES (CONTINUED)
BEVERLY ENTERPRISES*
   Provider of health care services
   (Drugs and Health Care)             53,800     $    392,740
BRINKER INTERNATIONAL*
   Restaurant operator
   (Consumer Goods and Services)       59,000        1,693,300
CAREER EDUCATION*
   Provider of private post-
   secondary education (Schools)       48,100        2,416,784
CAREMARK RX*
   Provider of pharmaceutical
   services (Drugs and
   Health Care)                       210,700        3,339,595
CHARLES RIVER LABORATORIES
   INTERNATIONAL*
   Provider of research services
   that enable drug discovery
   and development (Drugs and
   Health Care)                        98,600        2,445,280
COMMERCE BANCORP
   Provider of banking services
   (Financial Services)                12,200          841,800
COMMUNITY HEALTH CARE*
   Health care provider
   (Drugs and Health Care)            147,000        4,195,380
COOPER CAMERON*
   Manufacturer of oil and
   gas pressure control equipment,
   as well as gas turbines and
   centrifugal gas and air
   compressors (Resources)             41,800        2,635,908
COPART*
   Auctioneer of damaged vehicles
   for insurance companies
   (Business Services)                125,900        2,881,221
CORINTHIAN COLLEGES*
   Provider of secondary
   education (Schools)                 39,300        1,602,261
CORPORATE EXECUTIVE BOARD (THE)*
   Worldwide provider of
   consulting services for
   corporations
   (Consulting Services)               39,500        1,313,178
COSTAR GROUP*
   Provider of digitized photographs
   and floor plan images to the
   commercial real estate industry
   (Business Services)                 53,710        1,256,008
COX RADIO (CLASS A)*
   Operator of radio stations
   (Media)                             68,800        1,775,040
CROSS TIMBERS OIL
   Explorer and producer
   of oil and natural gas
   (Resources)                         29,200          792,780
CYTYC*
   Provider of medical diagnostic
   equipment (Medical Products
   and Technology)                    123,500        2,914,600
DEVRY*
   Owner and manager of higher
   education systems (Schools)         24,800          783,928
DOBSON COMMUNICATIONS (CLASS A)*
   Provider of cellular telephone
   services
   (Telecommunications)               141,800        2,042,629
DOCUMENTUM*
   Provider of computer software
   products (Computer Software)        37,700          564,180
EAST WEST BANCORP
   Holding company for
   East-West Bank
   (Financial Services)                24,900          516,800
ENDOCARE*
   Developer and manufacturer of
   medical devices for applications
   in oncology and urology
   (Medical Products and
   Technology)                         88,400          622,778
FORRESTER RESEARCH*
   Independent research company
   that studies changes in future
   technology and its impact on
   businesses, consumers, and
   society (Consulting Services)       49,435        1,142,196
GALLAGHER (ARTHUR J.)
   Provider of insurance
   (Financial Services)                39,600          998,712

GENESCO*
   Retailer and wholesaler of
   branded footware (Consumer
   Goods and Services)                 45,300        1,295,580
GENOMIC SOLUTIONS*
   Provider of genomic and
   proteomic instrumentation,
   software, and services
   (Medical Products and
   Technology)                        128,800          521,640
HENRY (JACK) & ASSOCIATES
   Developer and installer of
   integrated computer systems
   for in-house data processing
   to financial institutions
   (Business Services)                 63,800        1,778,106

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
UNITED STATES (CONTINUED)
IMCLONE SYSTEMS*
   Developer of novel therapeutic
   products (Medical Products and
   Technology)                         20,400       $  825,282
INFORMATICA*
   Provider of software products
   and services (Computer Software)    34,100          860,513
INFORMATION HOLDINGS*
   Provider of information products
   and services to users in the intel-
   lectual property and scientific
   and technology markets
   (Media)                              3,700           79,920
INTERCEPT GROUP (THE)*
   Provider of electronic commerce
   products and services for
   financial institutions
   (Electronics)                       35,600        1,008,192
INTERMUNE*
   Developer of products for the
   treatment of pulmonary and
   infectious diseases and
   congenital disorders
   (Drugs and Health Care)             55,500        1,709,677
INTERNET SECURITY SYSTEMS*
   Provider of security
   management solutions for the
   Internet (Computer Software)        39,900        1,990,412
INTRANET SOLUTIONS*
   Provider of e-services used for
   intranets, extranets, and the
   Internet (Computer Software)        26,300          870,267
IRON MOUNTAIN*
   Provider of records and
   information management
   services (Business Services)        55,300        1,999,095
KING PHARMACEUTICALS*
   Manufacturer and marketer
   of branded prescription
   pharmaceutical products
   (Drugs and Health Care)             42,800        1,803,164
KOPIN*
   Developer and manufacturer
   of semiconductor materials
   and small form factor displays
   (Electronics)                       20,100          141,705
LIFEPOINT HOSPITALS*
   Provider of health care services
   (Drugs and Health Care)             42,400        1,469,160
MANOR CARE*
   Owner and operator of
   long-term care centers and
   assisted living facilities
   (Drugs and Health Care)             67,700        1,570,640
MARINE DRILLING COMPANIES*
   Provider of offshore drilling
   services for international oil
   and gas companies
   (Resources)                         74,300      $ 2,226,771
MATRIXONE*
   Provider of Internet business
   collaboration software
   (Computer Software)                 62,100        1,491,642
MEDICHEM LIFE SCIENCES*
   Provider of chemistry research
   to pharmaceutical and
   biotechnology companies
   (Drugs and Health Care)             98,600          175,508
MEDICIS PHARMACEUTICAL (CLASS A)*
   Marketer of prescription,
   non-prescription, and over-the-
   counter products to treat
   various dermatological
   conditions (Drugs and
   Health Care)                        37,300        1,853,810
MEMBERWORKS*
   Provider of membership service
   programs for various industries
   (Consumer Goods and Services)       50,550        1,245,300
METAWAVE COMMUNICATIONS*
   Provider of smart antenna
   systems, which are used for
   wireless network operators who
   encounter capacity constraints
   within their networks
   (Telecommunications)                31,780          117,745
METRIS COMPANIES
   Direct marketer of consumer
   credit cards (Financial Services)  181,500        5,445,000

MITCHELL ENERGY & DEVELOPMENT
   (CLASS A)
   Explorer and producer of oil
   and natural gas (Resources)         20,200        1,121,100
MSC INDUSTRIAL DIRECT*
   Provider of metalworking and
   maintenance and repair supplies
   (Consumer Goods and Services)      107,900        1,731,795
NATIONAL-OILWELL*
   Provider of machinery,
   equipment, and downhole
   products used in oil and
   gas drilling and production
   (Resources)                         33,600        1,328,880

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
UNITED STATES (CONTINUED)
NOVOSTE*
   Developer of the Beta-Cath
   system, which is a hand-held
   device designed to deliver low
   penetration radiation to the site
   of a treated blockage in a
   coronary artery to decrease the
   likelihood of restenosis
   (Drugs and Health Care)             50,700    $   1,030,224
NYFIX*
   Developer and marketer of
   electronic trading systems to
   brokerage firms,international
   banks, and global exchanges
   trading in equities, futures
   and options, and currencies
   (Business Services)                 27,412          672,828
OAKLEY*
   Provider of high-performance
   eyewear, footwear, watches, and
   athletic equipment (Consumer
   Goods and Services)                 94,900        2,253,875
OM GROUP*
   Producer of specialty chemicals
   (Chemicals)                          4,900          268,030
ORION POWER HOLDINGS*
   Owner and operator of
   electric power plants (Utilities)   95,300        3,068,660
PACIFIC SUNWEAR OF CALIFORNIA*
   Retail chain store operator
   (Consumer Goods and Services)       48,300        1,345,880
POWERTEL*
   Provider of telecommunications
   services (Telecommunications)       44,936        2,885,790
PRAECIS PHARMACEUTICALS*
   Developer of peptide-based
   therapeutics for the treatment
   of human diseases (Drugs and
   Health Care)                        60,000        1,316,700
PRICE COMMUNICATIONS*
   Provider of telecommunications
   services (Telecommunications)       89,700        1,616,394
PRIDE INTERNATIONAL*
   Provider of oil and gas
   well services (Resources)           73,700        1,962,631
PRIORITY HEALTHCARE (CLASS B)*
   Pharmaceutical and medical
   supply distributor to the
   alternative health care industry
   (Drugs and Health Care)             98,700        3,433,280
PROTECTIVE LIFE
   Provider of financial services
   and insurance (Financial Services)  39,400        1,178,848
PROVINCE HEALTHCARE*
   Provider of health care services
   in non-urban markets
   (Drugs and Health Care)             76,100        1,955,390
PROXIM*
   Provider of wireless local area
   networking products
   (Telecommunications)               127,600        1,774,278
READ-RITE*
   Manufacturer of recording
   heads for disk drives
   (Electronics)                       53,200          294,462
RESOURCES CONNECTION*
   Professional services company
   which provides information
   technology professionals to
   clients on a project-by-project
   basis (Consulting Services)         25,200          669,564
RURAL CELLULAR (CLASS A)*
   Provider of rural cellular
   telephone services
   (Telecommunications)               113,730        4,237,011
SBA COMMUNICATIONS*
   Owner and operator of wireless
   communications infrastructure
   (Telecommunications)               115,300        3,923,083
SKYWEST
   Airline and car rental services
   operator (Transportation)           75,000        1,987,875
STATION CASINOS*
   Operator of casino hotels
   (Leisure and Hotels)               103,000        1,448,180
THQ*
   Worldwide provider of interactive
   entertainment software
   (Computer Software)                 44,050        1,675,882

TRIGON HEALTHCARE*
   Provider of health care products
   through network systems (Medical
   Products and Technology)             2,700          162,567
TWEETER HOME ENTERTAINMENT GROUP*
   Retailer of mid- to high-end
   audio and video consumer
   electronics products (Consumer
   Goods and Services)                  3,700           92,445
UCBH HOLDINGS
   Holding company for United
   Commercial Bank (Financial
   Services)                           24,200          661,991
UNIVERSAL HEALTH SERVICES (CLASS B)*
   Owner and operator of
   health care institutions
   (Drugs and Health Care)             37,100        3,330,096

----------
See footnotes on page 34.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman Global Smaller Companies Fund

                                       SHARES          VALUE
                                    -----------      ---------
UNITED STATES (CONTINUED)
VENATOR GROUP*
   Worldwide operator of
   retail stores (Consumer Goods
   and Services)                       87,300    $   1,155,852
WASTE CONNECTIONS*
   Provider of solid waste collection,
   disposal, and recycling services
   (Environmental Management)         179,100        5,093,604
WATSON WYATT*
   Provider of consulting services
   (Consulting Services)               48,700          913,125
WEBSTER FINANCIAL
   Holding company for
   Webster Bank (Financial Services)   18,400          586,132
WEST*
   Provider of telecommunications
   services (Telecommunications)       76,200        1,909,572
WESTERN DIGITAL*
   Provider of large-scale inbound,
   interactive, outbound, and
   Internet services to companies
   requiring customer relationship
   management solutions
   (Electronics)                      571,000        3,037,720
WESTERN WIRELESS (CLASS A)*
   Provider of wireless
   communications services
   (Telecommunications)               150,900        6,720,332
WILLIAMS-SONOMA*
   Retailer of cooking equipment,
   home furnishings, and
   garden accessories
   (Consumer Goods and Services)       14,300          430,001
                                                  ------------
                                                   162,886,779
                                                  ------------
TOTAL INVESTMENTS  95.35%
   (Cost $336,457,939)                             341,648,757

OTHER ASSETS
   LESS LIABILITIES  4.65%                          16,674,370
                                                  ------------
NET ASSETS  100.00%                               $358,323,127
                                                  ============


----------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Technology Fund

PERFORMANCE REVIEW

Seligman Global Technology Fund posted a total return of -19.55%, based on the net asset value of Class A shares during the six-month period ended April 30, 2001. The Fund far outperformed the -43.51% return of the Lipper Science & Technology Funds Average and the -40.54% return of the H&Q Technology Index for the six months ended April 30, 2001. However, it did not keep pace with the Lipper Global Funds Average, which returned -11.62%, and the Morgan Stanley Capital International (MSCI) World Index, which had a return of -10.55% for the same period.

Technology stocks have faced a difficult environment over the past six months, and have been hit particularly hard by the global economic slowdown. During this time, we have witnessed a significant decline in capital spending, affecting major sectors of the technology market, particularly the telecommunications operators. This decline in capital spending led directly to an unprecedented level of profit warnings by technology companies as their businesses deteriorated rapidly. The problems were caused by a lack of demand for technology goods in a decelerating economy, as well as overcapacity in manufacturing, which had a negative effect on profits. Repeated interest rate cuts by the Federal Reserve Board in 2001 created a short-term bounce in technology share prices, but the sector is working through problems that will not be solved overnight; rather, they will be helped by an economic recovery in the US, which we expect at the end of 2001 or beginning of 2002.

On the plus side, stock prices typically anticipate a recovery, and the market may already have bottomed. Valuations in the technology sector are now more reflective of fundamentals. Most of the excess valuation has been removed from the market, which we consider a positive development.

PORTFOLIO STRATEGY

Contributing most to overall performance during the period under review were semiconductors, global software stocks, and computer peripherals. The Fund is overweighted in the US, with over half of its assets invested there. The Fund is underweighted in Europe, slightly underweighted in Japan, and overweighted in the Pacific.

--------------------------------------------------------------------------------
  SELIGMAN TECHNOLOGY GROUP
  (WEST COAST)

  Gregory Cote, Ajay Diwan, Patrick Renda,
  Vishal Saluja, Reema Shah, Paul Wick (Co-Portfolio
  Manager), Lauren Wu
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FUND OBJECTIVE

  Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SELIGMAN TECHNOLOGY GROUP
  (EAST COAST)

  Christopher Boova, Storm Boswick, Thomas Hirschfeld, James Nguyen,
  Richard Parower, Sangeeth Peruri, Lawrence Rosso, Hank Swiggett, Sushil Wagle, Steve Werber (Co-Portfolio Manager)
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Technology Fund

We feel positive about the software sector in particular because we think it is the least impacted by issues of overcapacity. In our view, the software industry is experiencing delayed funding rather than a secular slowdown. The delay is reflective of companies' more conservative attitude about capital expenditures. When capital spending picks up again, software should be among the first to benefit and could lead a technology revival.

UNITED STATES

During the period under review, the Fund was overweighted in US technology stocks compared to its index. Our emphasis remained on software and services and semiconductors, while being cautious about telecommunications. Other areas we favor include contract manufacturers and wireless companies. Semiconductors, which helped performance this period, continue to be priced attractively. We have a valuation bias, and are mindful of paying a reasonable price for a company. This has helped the Fund's relative performance.

EUROPE

The continued weakness of the euro versus the US dollar hurt the Fund's performance during the period under review, and we reduced our exposure to Europe. Our outlook on Europe is still positive, but European technology tends to be dominated by telecommunications equipment, a sector that has weak fundamentals. Since we have avoided telecom equipment, by definition we are underweighted in Europe. We currently favor European information technology services firms and software companies.

ASIA

The Fund increased its exposure to Japan and the Pacific during the past six months. We feel that valuations are especially attractive here because most of the downside has already been priced into stocks. Asian technology has generally performed better than European technology. While we are optimistic about Japan's prospects for reform under the new prime minister, Japan's technology sector is so export-driven that what happens domestically affects these companies less than others. More relevant is the global outlook for particular industries (for example, semiconductors).

OUTLOOK

Our outlook for global technology is cautiously optimistic. We think the next few months could be difficult because of falling demand and excess capacity, but we believe that businesses will ultimately succeed in reducing inventories and that capital spending will increase, probably by the end of 2001 or the beginning of 2002. Over the long term, however, we think that technology companies will grow earnings faster than other types of companies, and, therefore, their stock prices should appreciate at a higher rate. Looking ahead, we feel that now is the time to build positions in technology leaders trading at reasonable valuations. Stock picking will continue to be important. The Fund will continue to seek out companies with the most compelling fundamentals and valuations on a global basis, especially in software, a sector we think could lead a recovery.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

COUNTRY ALLOCATION
APRIL 30, 2001

                                                      MSCI
                                                      WORLD
                                           FUND       INDEX
                                         --------   --------
CONTINENTAL EUROPE ....................    14.62%     22.10%
   Austria ............................       --       0.10
   Belgium ............................       --       0.37
   Denmark ............................     0.84       0.33
   Finland ............................     2.95       1.05
   France .............................     5.21       5.21
   Germany ............................     1.20       3.91
   Ireland ............................       --       0.30
   Italy ..............................       --       2.40
   Luxembourg .........................     0.02         --
   Netherlands ........................       --       2.71
   Norway .............................       --       0.23
   Portugal ...........................       --       0.19
   Spain ..............................       --       1.36
   Sweden .............................       --       1.03
   Switzerland ........................     4.40       2.91
JAPAN .................................     8.58      10.73
PACIFIC ...............................     6.53       2.96
   Australia ..........................       --       1.55
   Hong Kong ..........................     1.32       0.97
   New Zealand ........................       --       0.05
   Philippines ........................     0.11         --
   Singapore ..........................     0.37         --
   Taiwan .............................     4.73       0.39
UNITED KINGDOM ........................     1.16       9.94
UNITED STATES .........................    61.73      52.17
OTHER .................................     2.96       2.10
   Canada .............................       --       2.10
   Israel .............................     2.96         --
OTHER ASSETS LESS LIABILITIES .........     4.42         --
                                          ------     ------
TOTAL                                     100.00%    100.00%
                                          ======     ======


LARGEST INDUSTRIES
APRIL 30, 2001

       [The following table represents a bar chart in the printed piece.]

                             Percent of Net Assets
--------------------------------------------------------------------------------
      19.06            17.09           15.76           11.96            10.16

  $250,759,156     $224,864,480    $207,250,849    $157,345,483     $133,600,915

    COMPUTER         SEMICON-         INFOR-        ELECTRONICS      ELECTRONICS
    SOFTWARE          DUCTORS         MATION          CAPITAL
                                     SERVICES        EQUIPMENT


REGIONAL ALLOCATION
APRIL 30, 2001

       [The following table represents a pie chart in the printed piece.]

           Continental Europe 14.62%
               United Kingdom  1.16%
                        Japan  8.58%
                      Pacific  6.53%
                        Other  2.96%
Other Assets Less Liabilities  4.42%
                United States 61.73%


--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2001

SECURITY                                      VALUE
-----------                             -----------------
Symantec (US)                              $58,347,000
CSG Systems International (US)              49,482,750
Lattice Semiconductor (US)                  41,837,000
Altran Technologies (France)                35,638,634
SunGard Data Systems (US)                   33,162,000
Novellus Systems (US)                       33,075,000
Synopsys (US)                               32,703,489
Orbotech (Israel)                           31,104,000
Amkor Technology (US)                       30,107,000
TietoEnator (Finland)                       27,761,158
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2001

                                                                                      AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                                       CLASS B       CLASS C
                                                                                           SINCE        SINCE         SINCE
                                                 SIX            ONE          FIVE        INCEPTION    INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS        5/23/94      4/22/96       5/27/99
                                            ------------    ----------      -------    ------------ ------------  ------------
CLASS A**
With Sales Charge                              (23.38)%       (41.99)%       16.53%        21.91%         n/a           n/a
Without Sales Charge                           (19.55)        (39.09)        17.68         22.78          n/a           n/a

CLASS B**
With CDSC+                                     (22.99)        (41.90)        16.57           n/a        17.65%          n/a
Without CDSC                                   (19.85)        (39.54)        16.78           n/a        17.75           n/a

CLASS C**
With Sales Charge and CDSC                     (21.12)        (40.47)          n/a           n/a          n/a         14.57%
Without Sales Charge and CDSC                  (19.71)        (39.40)          n/a           n/a          n/a         15.16

CLASS D**
With 1% CDSC                                   (20.46)        (40.01)          n/a           n/a          n/a           n/a
Without CDSC                                   (19.83)        (39.54)        16.77         21.80          n/a           n/a

H&Q TECHNOLOGY INDEX                           (40.54)        (46.67)        18.39         25.28+++     18.39(o)       2.30++++

LIPPER GLOBAL FUNDS AVERAGE***                 (11.62)        (16.20)         9.63         10.75++       9.63(o)       3.59++++

LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                  (43.51)        (49.23)        18.74         24.17++      18.74(o)       2.30++++

MSCI WORLD INDEX***                            (10.55)        (15.74)         9.65         11.17+++      9.65(o)      11.17++++


NET ASSET VALUE

                APRIL 30, 2001     OCTOBER 31, 2000    APRIL 30, 2000
                -------------      ----------------    --------------
CLASS A            $16.40              $25.60              $33.81
CLASS B             15.12               24.08               31.92
CLASS C             15.13               24.06               31.88
CLASS D             15.10               24.05               31.89


CAPITAL GAIN (LOSS)INFORMATION
FOR THE SIX MONTHS ENDED APRIL 30, 2001

PAID                $4.789
REALIZED            (2.146)
UNREALIZED           0.076(oo)


   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Hambrecht and Quist Technology Stock Index (H&Q Technology Index), the
     Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCIWorld Index and the H&Q Technology Index exclude the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science &Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 75.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
  ++ From May 26, 1994.
 +++ From May 31, 1994.
++++ From May 31, 1999.
 (o) From April 30, 1996.
(oo) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through April 30, 2001, to a $10,000 hypothetical investment made in the Hambrecht and Quist Technology Stock Index (H&Q Technology Index), the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[Data below represents line chart in the printed piece]

             Class A    Class A          Class D    MSCI        LIPPER GLOBAL    LIPPER SCI.    H&Q
             With Sales Without Sales    Without    WORLD       FUNDS            & TECH.FUNDS   TECHNOLOGY
             Charge     Charge           CDSC       INDEX       AVERAGE          AVERAGE        INDEX
             ---------- -------------    -------    ----------  ------------     ------------   ------
5/23/94       9520      10000            10000      10000       10000            10000          10000
              9613      10098            10084      10165       10087             9815           9704
             11160      11723            11681      10491       10444            11747          11634
             10695      11234            11150       9987        9615            11426          11652
4/30/95      13264      13933            13821      10997       10344            13364          14221
             16856      17706            17523      11649       11351            16848          17996
             17556      18441            18216      11543       11258            17272          18885
             15895      16697            16458      12522       11996            16778          17888
4/30/96      17535      18419            18119      13116       12819            19004          20437
             15004      15760            15477      12734       12404            16679          17247
             16269      17090            16745      13486       13134            19539          20103
             19981      20988            20535      14189       14090            22079          24200
4/30/97      18571      19507            19055      14536       14085            19288          21596
             23634      24826            24204      16957       16396            25055          29086
             21779      22877            22241      15813       15448            24017          27099
             21113      22178            21506      16750       15835            23776          27216
4/30/98      25170      26439            25588      18829       18081            28338          32172
             23753      24951            24093      19012       17858            27891          31293
             21606      22696            21863      18293       16348            27121          30533
             28887      30344            29184      20781       18462            41492          45177
4/30/99      29115      30583            29369      21909       19514            43543          44897
             35491      37281            35735      22037       20075            47562          50522
             40922      42985            41139      22927       20725            57293          59818
             56680      49538            57016      24030       23625            82189          84762
4/30/00      64961      68236            65054      24678       24227            88355          89136
             56488      59336            56466      24172       23858            86381          83859
             49187      51667            49061      23244       22970            79405          79943
             46689      49043            46493      22624       22368            62814          65321
4/30/01      39571      41566            39330      20793       20301            44859          47534

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

   As shown on page 38, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                             TEN LARGEST SALES
---------------------                             -----------------
Computer Associates International* (US)           Powerwave Technologies** (US)
TietoEnator* (Finland)                            First Data** (US)
Cap Gemini* (France)                              RF Micro Devices** (US)
Wind River Systems* (US)                          Alcatel** (France)
Murata Manufacturing* (Japan)                     Vestas Wind Systems** (Denmark)
Polycom* (US)                                     Koninklijke (Royal) Philips Electronics** (Netherlands)
CSG Systems International (US)                    Novellus Systems (US)
Swisslog Holding (Switzerland)                    Business Objects** (US)
NEC* (Japan)                                      Kudelski** (Switzerland)
Garmin* (US)                                      Alpha Industries** (US)

Largest portfolio changes from the previous period to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

----------------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
SELIGMAN GLOBAL TECHNOLOGY FUND

                                                         SHARES        VALUE
                                                       ---------    -----------
COMMON STOCKS 94.38%
DENMARK 0.84%
MACONOMY
   Provider of integrated e-business
   software for the service industy
   (Computer Software)                                 1,829,000   $ 11,086,693
                                                                   ------------
FINLAND 2.95%
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)                         332,400     11,000,587
TIETOENATOR
   Provider of information technology
   services for diversified industries
   (Information Services)                                901,700     27,761,158
                                                                   ------------
                                                                     38,761,745
                                                                   ------------
FRANCE 5.21%
ALTRAN TECHNOLOGIES
   Provider of consulting services
   (Information Services)                                550,240     35,638,634
ATOS ORIGIN*
   Computer services provider and
   systems integrator
   (Computer Software)                                   136,600     11,513,844
CAP GEMINI
   Provider of computer consulting
   services (Computer and
   Business Services)                                    148,033     21,395,658
                                                                   ------------
                                                                     68,548,136
                                                                   ------------
HONG KONG 1.32%
ASAT HOLDINGS (ADRS)*
   Designer of integrated circuit
   packages for the semiconductor
   industry (Networking/Commu-
   nications Infrastructure)                             200,000        925,000
CHINA MOBILE (HONG KONG)*
   Provider of cellular
   telecommunications services
   (Telecommunications)                                2,775,000     13,663,290
CHINA MOBILE (HONG KONG) (ADRS)*
   (Telecommunications)                                  107,800      2,729,496
                                                                   ------------
                                                                     17,317,786
                                                                   ------------
ISRAEL 2.96%
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems (Computer
   Software)                                             125,000      7,840,625
ORBOTECH* Manufacturer of automated optical inspection
   systems for circuit boards and flat panel displays
  (Electronics Capital Equipment)                        900,000     31,104,000
                                                                   ------------
                                                                     38,944,625
                                                                   ------------
JAPAN  8.58%
ADVANTEST
    Producer of measuring instru-
   ments and semiconductor
   testing devices
   (Electronics)                                          83,100      9,529,616
CANON
   Manufacturer of printers, copiers,
   cameras, and video equipment
   (Electronics)                                         296,000     11,618,176
HOYA
   Manufacturer of electro-optics products such
   as photomasks for semiconductors, eyeglasses,
   contact lenses, and medical service products
   (Networking/Communications Infrastructure)            240,000     15,732,610
KYOCERA
   Supplier of semiconductor
   packaging, capacitors, and
   cellular components
   (Electronics)                                         133,000     12,711,771
MURATA MANUFACTURING*
   Manufacturer of components used
   in wireless communication
   (Electronics)                                         176,000     14,799,012
NEC
   Manufacturer and marketer of
   computers and telecommuni-
   cations devices
   (Electronics)                                         933,000     17,026,787

OMRON
   Manufacturer of components,
   equipment, and systems used
   for factory automation
   (Electronic Manufacturing
   Services)                                             533,000      9,877,959
SONY
   Developer and manufacturer
   of audio and video equipment
   (Consumer Products)                                   183,300     13,706,891
TOKYO ELECTRON Manufacturer and retailer of industrial
 electronics products, such as semiconductor
 manufacturing machines and electronic components
   (Semiconductors)                                      107,300      7,815,320
                                                                   ------------
                                                                    112,818,142
                                                                   ------------
LUXEMBOURG  0.02%
UNITED CUSTOMER MANAGEMENT
   SOLUTIONS*
   Provider of services for the tele-
   communications industry
   (Telecommunications)                                    5,860        205,100
                                                                   ------------

--------------------
See footnotes on page 43.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
SELIGMAN GLOBAL TECHNOLOGY FUND


                                                         SHARES        VALUE
                                                       ---------    -----------
PHILIPPINES 0.11%
   PSITECHNOLOGIES HOLDINGS
   (ADRS)* Provider of
   semiconductor assembly and
   test services for the power
   semiconductor market
   (Electronics
   Capital Equipment)                                    190,000    $  1,472,500
                                                                    ------------
SINGAPORE 0.37%
CREATIVE TECHNOLOGY
   Provider of PC audio and
   graphics products (Computer
   Hardware/Peripherals)                                 544,600       4,915,015
                                                                    ------------
SWITZERLAND 4.40%
LEICA GEOSYSTEMS*
   Manufacturer of surveying
   and mapping equipment
   (Information Services)                                 98,000      26,747,557
SWISSLOG HOLDING
   Producer and installer of
   automation systems (Electronics)                       64,310      17,237,312
UNAXIS HOLDING (CLASS R)
   Provider of semiconductor
   and data storage (Electronics)                         77,450      13,817,203
                                                                    ------------
                                                                      57,802,072
                                                                    ------------
TAIWAN 4.73%
ASE TEST*
   Provider of semiconductor
   equipment (Semiconductors)                            800,000      11,080,000
   ASUSTEK COMPUTER Provider of
   computer mother- boards,
   add-on cards, CD-ROMs,
   notebook computers, and
   server solutions
   (Electronics)                                       3,552,000      16,145,455
   COMPAL ELECTRONICS
   Manufacturer and marketer of
   notebook computers, color
   monitors, and other
   computer- related products
   (Computer and Business
   Services)                                           6,311,000      10,745,394
HON HAI PRECISION INDUSTRY
   Provider of electronic
   connectors and cable
   assemblies (Electronics)                            1,823,000      10,697,446
UNITED MICROELECTRONICS*
   Manufacturer of integrated
   circuits (Semiconductors)                           3,852,000       6,148,678
UNITED MICROELECTRONICS (ADRS)*
   (Semiconductors)                                      645,600       7,095,144
YAGEO (GDRS)*
   Manufacturer of
   passive components
   (Electronics)                                          48,489         321,162
                                                                    ------------
                                                                      62,233,279
                                                                    ------------
UNITED KINGDOM 1.16%
SPIRENT
   Provider of telecommunica-
   tions equipment
   (Telecommunications)                                2,585,246      15,236,567
                                                                     -----------
UNITED STATES 61.73%
ACTIVCARD*
   Provider of digital identity
   security products to insure the
   safety of Internet transactions
   (Computer Hardware/
   Peripherals)                                          682,900       8,901,602
ADVANCED MICRO DEVICES*
   Microprocessor supplier for
   the computer industry
   (Semiconductors)                                      500,000      15,500,000
AMDOCS*
    Provider of billing systems and
   services for the communications
   industry (Information Services)                       300,000      17,670,000
AMKOR TECHNOLOGY*
   Provider of semiconductor
   packaging and test services
   (Semiconductors)                                    1,400,000      30,107,000

AMPHENOL (CLASS A)*
   Provider of electronic
   connectors for diversified
   industries (Networking/
   Communications
   Infrastructure)                                       225,000       9,472,500
ATMI*
    Supplier of materials used in the
   manufacture of semiconductor
   devices (Semiconductors)                              300,000       7,897,500
AUTODESK
   Developer of software for
   architectural and mechanical
   design, data management, and
   mapping (Computer Software)                           775,000      27,024,250
AVOCENT*
   Worldwide provider of
   connectivity solutions for
   data centers, service
   providers, and financial
   institutions (Computer
   Hardware/Peripherals)                                 350,000       8,702,750
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems
   (Semiconductors)                                       26,200         664,072

------------------
ee footnotes on page 43.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
SELIGMAN GLOBAL TECHNOLOGY FUND

                                               SHARES        VALUE
                                              ---------   -----------
UNITED STATES (CONTINUED)
COGNEX*
   Manufacturer of machine
   vision systems (Electronics
   Capital Equipment)                           506,500   $14,944,283
COMPUTER ASSOCIATES INTERNATIONAL
   Provider of mainframe and UNIX
   utility software
   (Computer Software)                          800,000    25,752,000
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                           805,000    19,110,700
CSG SYSTEMS INTERNATIONAL*
   Provider of billing systems and
   services for the cable television
   industry (Information Services)              850,000    49,482,750
DSP GROUP*
   Developer of chipsets used in
   wireless communication
   handsets (Electronics)                       237,000     5,136,975
DUPONT PHOTOMASKS*
   Manufacturer of photomasks,
   which are a necessary component
   in the production of semi-
   conductors (Semiconductors)                  100,000     5,200,000
ELECTRO SCIENTIFIC INDUSTRIES*
   Manufacturer of memory circuit
   repair systems and circuit board
   drilling systems (Electronics
   Capital Equipment)                           500,000    17,912,500
ELECTRONIC DATA SYSTEMS
   Provider of management con-
   sulting and technology services
   (Information Services)                       200,000    12,900,000
ELECTRONICS FOR IMAGING*
   Manufacturer of peripherals for
   color printers and copiers
   (Computer Hardware/
   Peripherals)                               1,000,000    27,750,000
ENTEGRIS*
   International provider of
   materials management
   products and services to the
   micro-electronics industry
   (Electronics)                                500,000     4,560,000
GARMIN*
   Provider of navigation,
   communications, and information
   devices, most of which are enabled
   by Global Positioning System (GPS)
   technology (Networking/
   Communications Infrastructure)               697,400    14,593,095
INTEGRATED DEVICE TECHNOLOGY*
   Provider of memory and logic
   circuits (Semiconductors)                    700,000   $27,422,500
INTERNATIONAL RECTIFIER*
   Designer and manufacturer
   of power semiconductors
   (Semiconductors)                             250,000    13,875,000
JABIL CIRCUIT*
   Contract manufacturer of
   electronic components
   (Electronic Manufacturing
   Services)                                    175,000     5,082,000
KPMG CONSULTING*
   Provider of web architecture and
   design services, business process
   design, media integration, systems
   integration, systems networking,
   and outsourcing (Information Services)       250,000     3,888,750
LATTICE SEMICONDUCTOR*
   Designer of programmable
   logic devices (Semiconductors)             1,700,000    41,837,000
LEXMARK INTERNATIONAL*
   Manufacturer of laser and inkjet
   printers and cartridges
   (Computer Hardware/
   Peripherals)                                 450,000    27,643,500
LINEAR TECHNOLOGY
   Manufacturer of analog
   semiconductors (Semiconductors)              250,000    12,011,250
MACROMEDIA*
   Developer of software
   for web page creation
   (Computer Software)                          500,000    11,327,500
MAXIM INTEGRATED PRODUCTS*
   Manufacturer of analog and
   mixed-signal integrated circuits
   (Semiconductors)                             325,750    16,566,016

MENTOR GRAPHICS*
   Developer of integrated circuit
   design software
   (Computer Software)                          250,000     6,576,250
MICROCHIP TECHNOLOGY*
   Manufacturer of field-
   programmable microcontrollers
   (Semiconductors)                             750,000    21,645,000
   NOVA MEASURING INSTRUMENTS*
   Provider of monitoring and
   measuring systems for the semi-
   conductor manufacturing industry
   (Electronics Capital Equipment)              200,000     1,380,000

-------------------
See footnotes on page 43.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
SELIGMAN GLOBAL TECHNOLOGY FUND


                                                    SHARES            VALUE
                                                   ---------       -----------
UNITED STATES (CONTINUED)
NOVELLUS SYSTEMS*
   Manufacturer of semiconductor
   processing equipment
   (Electronics Capital
   Equipment)                                        600,000       $33,075,000
PEREGRINE SYSTEMS*
   Developer and marketer of
   inventory analysis software
   (Computer Software)                               600,000        15,411,000
PHOTRONICS*
   Manufacturer of photomasks, which
   are high precision quartz plates
   that contain microscopic images of
   electronic circuits (Telecommunications)          250,000         7,165,000
POLYCOM*
   Provider of audioconferencing,
   dataconferencing, and
   videoconferencing
   (Telecommunications)                              750,000        17,411,250
RATIONAL SOFTWARE*
   Provider of applications
   development and test
   software (Computer Software)                      550,000        13,312,750
SANMINA*
   Provider of services for equip-
   ment manufacturers in the
   electronics industry
   (Electronic Components)                           200,000         5,831,000
SCI SYSTEMS*
   Provider of contract
   manufacturing services
   (Contract Manufacturing)                          800,000        20,440,000
SUNGARD DATA SYSTEMS*
   Provider of disaster recovery
   services for computer data
   centers (Information Services)                    600,000        33,162,000
SYMANTEC*
   Developer, marketer, and
   supporter of anti-virus
   software (Computer Software)                      900,000        58,347,000
SYNOPSYS*
   Developer of integrated circuit
   design software (Computer
   Software)                                         569,400        32,703,489
TERADYNE*
   Manufacturer of automated
   semiconductor test equipment
   (Electronics Capital Equipment)                   400,000        15,800,000
TTM TECHNOLOGIES*
   Provider of manufacturing
   services for printed circuit
   boards (Contract
   Manufacturing)                                    165,000         1,053,525
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for
   disk drive heads
   (Electronics Capital Equipment)                   300,000        15,061,500
VERITY*
   Provider of knowledge retrieval
   software products for reuse
   across intranets, the Internet,
   and CD-ROMs (Electronics
   Manufacturing Services)                           400,000         9,006,000
VISHAY INTERTECHNOLOGY*
   Manufacturer of capacitors,
   resistors, and discrete
   semiconductors (Electronics
   Capital Equipment)                                300,000         7,485,000
WIND RIVER SYSTEMS*
   Provider of consulting services
   for software operating systems
   (Computer Software)                               503,100        14,144,657
                                                                --------------
                                                                   811,945,914
                                                                --------------
TOTAL COMMON STOCKS
   (Cost $1,235,139,379)                                         1,241,287,574
PREFERRED STOCKS 1.20%
   (Cost $15,565,242)
GERMANY 1.20%
SAP
   Developer of business
   software and provider of
   training services
   (Computer Software)                                98,700        15,719,098
                                                                --------------

TOTAL INVESTMENTS                                      95.58%    1,257,006,672
   (Cost $1,250,704,621)
OTHER ASSETS
   LESS LIABILITIES                                     4.42%       58,400,362
                                                                --------------
NET ASSETS                                            100.00%   $1,315,407,034
                                                                ==============

-------------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman International Growth Fund

Performance Review

The six months ended April 30, 2001, were challenging for Seligman International Growth Fund. The Fund posted a total return of -14.60%, based on the net asset value of Class A shares. During the same period, the Lipper International Funds Average posted a total return of -9.55%, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index posted a total return of -7.86%.

Performance was hurt by the Fund's exposure to technology, particularly telecommunications stocks, as well as insurance companies.

Portfolio Strategy

During the period under review, the Fund went from emphasizing aggressive growth, highly-valued stocks to building a portfolio of more diversified growth, including some defensive issues. This shift was in part to reduce the volatility of the Fund, and also in response to the deterioration in fundamentals of many stocks with high valuations. This deterioration of stocks with high price-to-earnings ratios opened up some opportunities to diversify the portfolio. At the same time, the Fund's portfolio is still comprised of companies with earnings growth rates above those of the market, one of our main criteria for stock selection.

Some of the Fund's allocation changes during the last six months included a move out of technology and aggressive moves into financials, consumer cyclicals, and telecommunications. In our view, many technology companies are saddled by a combination of too much debt and too much inventory, which clearly has a negative effect on cash flow. Selected telecommunications companies are dealing with debt as well, but we feel that this is already discounted in their prices. Although investors have been skittish about telecom companies, we expect that their fundamentals will continue to improve over the next couple of years.

In the financial sector, we lowered our weighting in large insurance companies. Many insurance companies have expanded into asset management and have been negatively impacted by market volatility. Instead, we shifted our focus to financial services and financial advisory firms, several of which were selling at significantly reduced prices.

UNITED KINGDOM

The Fund increased its weighting in the UK during the past six months, taking advantage of what we felt to be good growth opportunities. We feel especially positive about drug company mergers in the UK, which we expect will provide safe earnings growth and will benefit this

------------------------------------    ----------------------------------------
 Fund Objective                         Seligman Global Growth Team

Seligman International Growth Fund,     Craig Chodash, David Cooley (Portfolio
which commenced investment              Manager), Melissa Kasper, Sandra Leu,
operations on April 7, 1992, seeks      David Levy, Jonathan Mark, Peter Paone,
long-term capital appreciation by       Marion Schultheis
investing primarily in the stocks of
larger-sized companies outside the
US.
------------------------------------    ----------------------------------------

INVESTMENT REPORT
Seligman International Growth Fund

year from end licensing. We were particularly impressed by the marketing campaigns and product launches that were organized, as well as by the attractive valuations of the drug company stocks.

CONTINENTAL EUROPE

The Fund reduced its exposure to Continental Europe during the period under review, although it still represents the Fund's largest geographic weighting, at just under 50%. Continental Europe has, as is typical, followed the pattern of economic deceleration in the US. However, the European Central Bank has not been as aggressive in its response to the slowdown as the Federal Reserve Board has been, and, in our view, this is disappointing. Intent on avoiding an increase in inflation, the ECB has lowered interest rates only once so far in 2001, compared with five rate cuts approved by the Fed. Nonetheless, the fact that the ECB has intervened is a boost to investor confidence, and we are encouraged by this. We think that Europe's economies are fundamentally sound; tax rates are being reduced, and the region should see a resumption of growth several months after the US does. In our view, the euro remains undervalued.

PACIFIC REGION

We increased the Fund's weighting in Asia during the last six months. In Japan, we feel that expectations have been low and that the prices of Japanese securities are at historically attractive levels. During the next year, we expect a number of accounting and regulatory reforms will be enacted, making it easier, for example, for a business to do a spin-off. Given the optimism surrounding the reformist language of the new prime minister, Junichiro Koizumi, we anticipate that investors will look more favorably on Japan. The rest of Asia has been hurt by the US economic slowdown, as US demand for Asian exports has declined. Asian economies tend to be dependent on exports (especially technology exports) to the US. When the US economy resumes its expansion, Asia should reap the benefits.

Outlook

Looking ahead, we are positive about the prospects for a resumption of growth globally. Economic conditions may weaken further in places, but we think that the stock market has, in many cases, already discounted much of the bad news. In fact, we feel that the market has already worked out most of its excesses; bad business ideas are no longer funded, and, for the Fund, this has translated into a much stronger portfolio. We think this trend is especially true in Japan, and are optimistic that the new prime minister will be successful in steering the country out of its slump. Both Asia and Europe are likely to benefit from an economic recovery in the US, which we expect will happen toward the end of 2001. The global trend is toward lower interest rates and taxes, both of which are likely to stimulate growth. We feel confident that the Fund's portfolio of high-quality companies is well positioned to benefit from an improved economic picture.
                                       45

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2001

                                                                                 AVERAGE ANNUAL
                                       --------------------------------------------------------------------------------------
                                                                              CLASS A      CLASS B      CLASS C      CLASS D
                                                                               SINCE        SINCE        SINCE        SINCE
                                         SIX           ONE         FIVE      INCEPTION    INCEPTION    INCEPTION    INCEPTION
                                       MONTHS*        *YEAR        YEARS      4/7/92       4/22/96      5/27/99      9/21/93
                                   ------------     ----------    -------    ----------   ----------   ---------  ------------
CLASS A**
With Sales Charge                     (18.67)%       (30.59)%     (3.94)%      3.51%         n/a          n/a           n/a
without Sales Charge                  (14.60)        (27.13)      (3.00)       4.06          n/a          n/a           n/a
CLASS B**
With CDSC+                            (19.05)        (31.15)      (4.04)        n/a        (3.84)%        n/a           n/a
Without CDSC                          (14.79)        (27.52)      (3.73)        n/a        (3.69)         n/a           n/a
CLASS C**
With Sales Charge and CDSC            (16.00)        (28.95)        n/a         n/a          n/a       (18.02)%         n/a
Without Sales Charge and CDSC         (14.73)        (27.52)        n/a         n/a          n/a       (17.58)          n/a
CLASS D**
With 1% CDSC                          (15.51)        (28.18)        n/a         n/a          n/a          n/a           n/a
Without CDSC                          (14.65)        (27.46)      (3.71)        n/a          n/a          n/a          0.82%
LIPPER INTERNATIONAL
  FUNDS AVERAGE***                     (9.55)        (18.58)       6.26        8.99++       6.26o        3.29ooo       7.67oo
MSCI EAFE INDEX***                     (7.86)        (16.05)       4.52        8.61+++      4.52o        0.53ooo       6.47oo
NET ASSET VALUE
                APRIL 30, 2001     OCTOBER 31, 2000    APRIL 30, 2000       CAPITAL GAIN (LOSS) INFORMATION
              ------------------  -------------------------------------     FOR THE SIX MONTHS ENDED APRIL 30, 2001
CLASS A            $12.46                $14.59            $17.10           REALIZED           $(1.449)
CLASS B             11.64                 13.66             16.06           UNREALIZED           0.124#
CLASS C             11.64                 13.65             16.06
CLASS D             11.65                 13.65             16.06

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

--------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper International Funds Average and the Morgan Stanley Capital
     International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 75.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
  ++ From April 9, 1992.
 +++ From March 31, 1992.
   o From April 30, 1996.
  oo From September 30, 1993.
 ooo From May 31, 1999.
   # Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

   This chart compares a $10,000 hypothetical investment made in Seligman International Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through April 30, 2001, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[Data below represemts line line chart in the printed piece|

              CLASS A         CLASS A            MSCE        LIPPERS
              WITH            WITHOUT            EAFE        INTL. FDS.
              SALES LOAD      SALES LOAD         INDEX       AVERAGE
              ----------      ----------         -----       ---------
 4/7/92         9524            10000            10000        10000
4/30/92         9635            10117            10050        10477
                9444             9917             9963        10323
                9437             9908             9843         9866
                9662            10145             9995        10097
4/30/93        11270            11833            12266        11451
               11445            12017            12771        11817
               12718            13354            13571        13000
               14012            14712            14411        14484
4/30/94        13646            14329            14345        13896
               13971            14670            14613        14091
               14353            15071            14980        14426
               12724            13361            13809        12942
4/30/95        13530            14207            15189        13834
               14438            15160            15676        14707
               14175            14884            14970        14360
               15146            15903            16084        15294
4/30/96        15916            16712            16973        16108
               15173            15932            16277        15596
               15370            16138            16588        16031
               15845            16637            16442        16765
4/30/97        16278            17092            16873        17090
               18605            19535            19281        19485
               16881            17725            17403        17769
               17331            18197            18183        18194
4/30/98        20187            21196            20115        20689
               20785            21824            20387        20862
               17979            18878            19133        18535
               19721            20707            20859        20278
4/30/99        20299            21313            22086        21378
               20774            21813            22428        22261
               21747            22834            23603        23396
               23047            24200            24939        26716
4/30/00        18758            19696            25218        26808
               17705            18590            24507        26145
               15994            16793            22975        24131
               15281            16045            22900        23977
4/30/01        13547            14225            21168        21826


   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 46, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                   TEN LARGEST SALES
------------------------------          ------------------------
Honda Motor* (Japan)                    Check Point Software Technologies** (Israel)
UBS* (Switzerland)                      Groupe Danone (France)
Nokia* (Finland)                        Novo Nordisk (B Shares)**(Denmark)
Takeda Chemical Industries* (Japan)     Bombardier (B Shares)** (Canada)
Orange* (France)                        Vestas Wind Systems (Denmark)
VoiceStream Wireless* (US)              Deutsche Telekom** (Germany)
Pirelli* (Italy)                        Phonak Holding** (Switzerland)
ASML Holding* (Netherlands)             Card-Guard Scientific Survival** (Israel)
Canon (ADRs)* (Japan)                   Sun Life Financial Services** (Canada)
TietoEnator* (Finland)                  Manulife Financial** (Canada)

Largest portfolio changes from the previous period to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

-------------
  * Position added during the period.
 ** Position eliminated during the period.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

COUNTRY ALLOCATION
APRIL 30, 2001

                                                 MSCI
                                                 EAFE
                                      FUND       INDEX
                                      ----       -----
CONTINENTAL EUROPE ................   49.14%     48.32%
   Austria ........................      --       0.22
   Belgium ........................      --       0.82
   Denmark ........................    0.78       0.71
   Finland ........................    5.09       2.29
   France .........................   10.63      11.40
   Germany ........................    6.74       8.55
   Ireland ........................    0.69       0.66
   Italy ..........................    6.12       5.26
   Netherlands ....................    8.17       5.92
   Norway .........................    0.47       0.51
   Portugal .......................      --       0.42
   Spain ..........................    3.18       2.96
   Sweden .........................    2.43       2.25
   Switzerland ....................    4.84       6.35
JAPAN .............................   14.34      23.47
PACIFIC ...........................    6.65       6.46
   Australia ......................      --       3.40
   Hong Kong ......................    3.88       2.11
   New Zealand ....................      --       0.11
   Singapore ......................      --       0.84
   South Korea ....................    0.92         --
   Taiwan .........................    1.85         --
UNITED KINGDOM ....................   16.76      21.75
UNITED STATES .....................    1.60         --
OTHER .............................    3.09         --
   Brazil .........................    2.15         --
   Mexico .........................    0.94         --
OTHER ASSETS LESS LIABILITIES .....    8.42         --
                                     ------     ------
TOTAL .............................  100.00%    100.00%
                                     ======     ======

LARGEST INDUSTRIES
APRIL 30, 2001

[Data below represents bar chart in the printed piece]

                                        CONSUMER         DRUGS
                                          GOODS           AND
       FINANCIAL       TELECOM-           AND           HEALTH        MANUFAC-
        SERVICES      MUNICATIONS        SERVICES         CARE         TURING
      ----------     ------------       ---------      ----------     ---------
         16.07          15.27             11.49           7.97           5.76

      $8,876,259     $8,432,175        $6,346,748      $4,401,556     $3,180,017


[Data below represents pie chart in the printed piece]

Regional Allocation
April 30, 2001

United Kingdom ................. 16.76%
Japan .......................... 14.34%
Pacific ........................  6.65%
United States ..................  1.60%
Other ..........................  3.09%
Other Assets Less Liabilities ..  8.42%
Continental Europe ............. 49.14%


LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2001

SECURITY                                      VALUE
--------                                  ------------
Royal Bank of
  Scotland Group (UK) .................    $1,755,282
Telefonica (Spain) ....................     1,499,869
Honda Motor (Japan) ...................     1,447,983
Diageo (UK) ...........................     1,314,651
Nokia (Finland) .......................     1,312,896
GlaxoSmithKline (UK) ..................     1,305,267
UBS (Switzerland) .....................     1,231,092
Vodafone Group (UK) ...................     1,229,579
Empresa Brasileira de Aeronautica
  "Embraer" (ADRs) (Brazil) ...........     1,187,465
Orange (France) .......................     1,119,404

PORTFOLIO OF INVESTMENTs
APRIL 30, 2001
Seligman International Growth Fund

                                                SHARES        VALUE
                                              ----------   -----------

COMMON STOCKS  87.67%
BRAZILo  2.15%
EMPRESA BRASILEIRA DE AERONAUTICA
   "EMBRAER" (ADRS)
   Manufacturer of aircraft for
   commercial and military use
   (Manufacturing)                                26,500   $   1,187,465
                                                           -------------
DENMARK  0.78%
VESTAS WIND SYSTEMS*
   Developer and marketer of
   wind turbines and lightning
   protection products
   (Electronics)                                   9,200         429,733
                                                           -------------
FINLAND  5.09%
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)                  38,400       1,312,896
TIETOENATOR
   Provider of information
   technology services for
   diversified industries
   (Information Services)                         29,800         917,470
UPM-KYMMENE*
   Manufacturer of forest
   products (Manufacturing)                       18,500         580,239
                                                           -------------
                                                               2,810,605
                                                           -------------
FRANCE  10.63%
AVENTIS
   Manufacturer of pharmaceutical
   and agricultural products
   (Drugs and Health Care)                         8,434         653,272
GROUPE DANONE
   Provider of packaged foods
   and beverages
   (Consumer Products)                             2,983         387,737
ORANGE*
   Provider of cellular telephone
   services (Telecommunications)                 106,200       1,119,404
RENAULT
   Manufacturer of automobiles,
   buses, industrial and
   agricultural vehicles, and racing
   car engines and components
   (Automotive and Related)                       11,700         601,569
SANOFI-SYNTHELABO*
   Manufacturer of health
   care products and medical
   and surgical equipment
   (Drugs and Health Care)                        14,300         857,687

SOCIETE TELEVISION FRANCAISE 1 "TF1"
   Operator of the French television
   channel "TF1"; producer of news,
   drama, documentaries, sports, and
   children's programs (Media)                    13,300         558,160
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and telecommunications
   industries (Electronics)                       14,700         594,615
TOTALFINAELF
   Worldwide operator of gas and
   oil (Resources)                                 4,900         730,384
TOTALFINAELF (ADRS)
   (Resources)                                     4,900         367,010
                                                           -------------
                                                               5,869,838
                                                           -------------
GERMANY  2.83%
ALLIANZ
   Insurance provider
   (Financial Services)                            2,900         834,947
MUNICH RE
   Insurance provider
   (Financial Services)                            2,550         727,118
                                                           -------------
                                                               1,562,065
                                                           -------------
HONG KONG  3.88%
CNOOC*
   Explorer and producer of
   oil and natural gas (Resources)               334,000         321,195
CNOOC (ADRS)*
   (Resources)                                    17,200         329,552

HSBC HOLDINGS
   Provider of international banking
   and financial services
   (Financial Services)                           34,000         431,594
HUTCHISON WHAMPOA
   Holding company with interests
   in various industries (Diversified)            48,000         515,451
LI & FUNG*
   Export trader and wholesale
   distributor of consumer products
   (Consumer Goods and Services)                 288,000         544,685
                                                           -------------
                                                               2,142,477
                                                           -------------
IRELAND  0.69%
BANK OF IRELAND
   Provider of banking services
   (Financial Services)                           39,359         380,293
                                                           -------------
IITALY  6.12%
ASSICURAZIONI GENERALI
   Insurance provider
   (Financial Services)                           23,800         768,642
MEDIOLANUM
   Life insurer; provider of a wide
   range of financial services
   (Financial Services)                           72,600         934,653
PIRELLI
   Holding company that
   manufactures cables and
   tires (Manufacturing)                         277,500         906,060

-------------------
See footnotes on page 51.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman International Growth Fund

                                             SHARES       VALUE
                                           ---------   ------------
ITALY (CONTINUED)
TELECOM ITALIA
   Provider of telecommunications
   services (Telecommunications)            69,100      $   768,201
                                                        -----------
                                                          3,377,556
                                                        -----------
JAPAN 14.34%
CANON (ADRS)
   Manufacturer of printers, copiers,
   cameras, and video equipment
   (Electronics)                            25,400        1,014,730
HONDA MOTOR
   International manufacturer of
   motorcycles, automobiles, and
   power products
   (Automotive and Related)                 36,000        1,447,983
NINTENDO
   Manufacturer and marketer
   of home-use video games
   (Consumer Products)                       3,600          579,776
NIPPON SYSTEM DEVELOPMENT
   Developer of computer
   software for the financial
   industry (Computer Software)             10,400          605,997
NIPPON TELEGRAPH AND
   TELEPHONE "NTT"
   Provider of telecommunications
   services (Telecommunications)                70          444,705
NOMURA SECURITIES
   Securities firm (Financial
   Services)                                26,100          551,297
NTT DOCOMO
   Provider of telecommunications
   services (Telecommunications)                32          657,790
SONY
   Developer and manufacturer
   of audio and video equipment
   (Consumer Products)                       9,300          695,440
SONY (ADRS)
   (Consumer Products)                       8,600          659,190
TAKEDA CHEMICAL INDUSTRIES
   Producer and retailer of
   pharmaceutical products
   (Drugs and Health Care)                  18,000          868,207
UFJ HOLDINGS*
   Holding company that
   provides banking services
   (Financial Services)                         55          395,703
                                                        -----------
                                                          7,920,818
                                                        -----------
MEXICO 0.94%
TELEFONOS DE MEXICO "TELMEX"
   (SERIES L ADRS)
   Provider of telecommunications
   services (Telecommunications)            15,000          519,000
                                                        -----------
NETHERLANDS 8.17%
ASML HOLDING
   Provider of photolithography
   projection systems, known as
   wafer steppers and step and scan
   (Electronics)                            40,750        1,077,432
ELSEVIER
   Global printer and publisher of
   professional trade journals
   and magazines
   (Media)                                  46,400          635,228
ING GROEP
   Provider of banking and
   insurance services
   (Financial Services)                      7,897          539,299
KONINKLIJKE NUMICO
   Provider of nutritional products
   (Consumer Goods and Services)            15,200          480,777
KONINKLIJKE (ROYAL)
   PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                            10,443          306,782
ROYAL DUTCH PETROLEUM
   Provider of international oil
   services (Resources)                     12,100          720,313
UNILEVER
   International manufacturer of
   personal care products
   (Consumer Goods
   and Services)                            13,400          752,008
                                                        -----------
                                                          4,511,839
                                                        -----------

NORWAY 0.47%
TANDBERG*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Media)                          21,300          262,168
                                                        -----------
SOUTH KOREA 0.92%
POHANG IRON & STEEL (ADRS)
   Steel manufacturer for the
   construction and shipbuilding
   industries
   (Manufacturing)                          25,300          506,253
                                                        -----------
SPAIN 3.18%
BANCO SANTANDER CENTRAL HISPANO
   Provider of banking services
   (Financial Services)                     25,850          256,876
TELEFONICA*
   Provider of telecommunications
   services (Telecommunications)            88,599        1,499,869
                                                        -----------
                                                          1,756,745
                                                        -----------
SWEDEN 2.43%
ELECTROLUX (ADRS)
   Manufacturer of appliances
   and outdoor products
   (Consumer Goods and Services)             7,000          225,085


--------------
See footnotes on page 51

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001
Seligman International Growth Fund

                                             SHARES       VALUE
                                           ---------    ----------
SWEDEN (CONTINUED)
ENIRO
   Publisher of catalogs and
   telephone directories
   (Consumer Goods and Services)             62,200       $752,028
Q-MED*
   Developer of medical implants
   and devices for aesthetic and
   medical applications (Medical
   Products and Technology)                  17,700        362,422
                                                       -----------
                                                         1,339,535
                                                       -----------
SWITZERLAND 4.84%
NOVARTIS
   Manufacturer of
   pharmaceuticals (Medical
   Products and Technology)                     465        722,621
SERONO
   Developer and marketer of
   biotechnology products
   (Drugs and Health Care)                      870        717,123
UBS
   Provider of asset management
   and banking services
   (Financial Services)                       8,090      1,231,092
                                                       -----------
                                                         2,670,836
                                                       -----------
TAIWAN 1.85%
TAIWAN SEMICONDUCTOR MANUFACTURING
   Manufacturer of integrated
   circuits (Electronics)                    42,200      1,022,928
                                                       -----------
UNITED KINGDOM 16.76%
BAA
   Airport operator
   (Transportation)                          56,759        498,530
BRITISH AMERICAN TOBACCO (ADRS)
   Producer and marketer of
   tobacco products
   (Consumer Goods and Services)             30,000        489,000
CENTRICA
   Distributor of gas and energy
   products and services
   (Utilities)                              165,425        560,247
DIAGEO
   Operator in the food, alcoholic
   beverages, fast food restaurant,
   and property management industries
   (Consumer Goods and Services)
                                            125,036      1,314,651
GLAXOSMITHKLINE
   Pharmaceutical researcher and
   manufacturer
   (Drugs and Health Care)                   49,402      1,305,267
RIO TINTO
   International mining company
   (Resources)                               11,600        937,280
ROYAL BANK OF SCOTLAND GROUP
   Provider of banking services
   (Financial Services)                      75,790     $1,755,282
ROYAL BANK OF SCOTLAND GROUP
   (ADDITIONAL VALUE SHARES)
   (Financial Services)                      56,300         69,463
TESCO
   Supermarket chain
   (Consumer Goods
   and Services)                            230,499        824,322
VODAFONE GROUP
   Cellular services operator
   (Telecommunications)                     404,968      1,229,579
WPP GROUP
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market
   research (Media)                          22,743        272,471
                                                       -----------
                                                         9,256,092
                                                       -----------
UNITED STATES--1.60%
VOICESTREAM WIRELESS
   Provider of cellular
   telecommunications services
   (Telecommunications)                       8,422        880,731
                                                       -----------
TOTAL COMMON STOCKS
   (Cost $47,994,613)                                   48,406,976
                                                       -----------

PREFERRED STOCKS 3.91%
GERMANY 3.91%
BOSS (HUGO)
   International provider of
   brand name clothing and
   accessories (Consumer
   Goods and Services)                        3,200        964,192
PORSCHE
   Manufacturer of luxury sports cars
   (Automotive and Related)                   2,000        654,791
SAP
   Developer of business
   software and provider of
   training services
   (Computer Software)                        3,400        541,489
                                                       -----------
TOTAL PREFERRED STOCKS
   (Cost $2,005,344)                                     2,160,472
                                                       -----------
TOTAL INVESTMENTS 91.58%
   (Cost $49,999,957)                                   50,567,448
OTHER ASSETS
  LESS LIABILITIES                             8.42%     4,650,380
                                                       -----------
NET ASSETS                                   100.00%   $55,217,828
                                                       ===========


-------------------
*  Non-income producing security.
o  Shares shown in lots of 1,000.
Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001

                                                                                       GLOBAL
                                                          EMERGING       GLOBAL        SMALLER          GLOBAL
                                                           MARKETS       GROWTH       COMPANIES       TECHNOLOGY    INTERNATIONAL
                                                            FUND          FUND           FUND            FUND        GROWTH FUND
                                                         -----------  ------------  -------------   --------------  -------------
ASSETS:
Investments, at value (see portfolio of investments):
   Common stocks ....................................    $36,957,492  $185,337,693   $341,648,757   $1,241,287,574    $48,406,976
   Preferred stocks .................................      1,113,968     3,861,898             --       15,719,098      2,160,472
                                                         -----------  ------------  -------------   --------------    -----------
Total investments ...................................     38,071,460   189,199,591    341,648,757    1,257,006,672     50,567,448
Cash ................................................      3,229,655     7,897,425     20,255,044       75,231,356       848,210
Receivable for securities sold ......................      1,522,666     6,492,634      2,855,407       28,344,260      4,071,988
Receivable for Capital Stock sold ...................        471,456     2,965,913      6,709,297        4,609,039      1,498,727
Receivable for dividends ............................        117,971       433,353      1,805,398          384,174        236,104
Expenses prepaid to shareholder service agent .......         29,815        52,178         94,665          297,412         29,443
Unrealized appreciation on forward
  currency contracts ................................          1,389         7,074             --            7,434          3,741
Receivable from recordkeeping agent .................             --            --             --               --        518,303
Other ...............................................         21,258        19,835         19,036           36,247         21,428
                                                         -----------  ------------  -------------   --------------    -----------
TOTAL ASSETS ........................................     43,465,670   207,068,003    373,387,604    1,365,916,594     57,795,392
                                                         -----------  ------------  -------------   --------------    -----------
LIABILITIES:
Payable for securities purchased ....................      1,414,939     3,879,332      2,835,520       42,694,381      1,924,625
Payable for Capital Stock repurchased ...............         64,141     3,747,322     11,415,130        5,242,362        454,918
Unrealized depreciation on forward
  currency contracts ................................             --           789          2,697            1,917            394
Accrued expenses and other ..........................        165,422       498,193        811,130        2,570,900        197,627
                                                         -----------  ------------  -------------   --------------    -----------
TOTAL LIABILITIES ...................................      1,644,502     8,125,636     15,064,477       50,509,560      2,577,564
                                                         -----------  ------------  -------------   --------------    -----------
NET ASSETS ..........................................    $41,821,168  $198,942,367  $ 358,323,127   $1,315,407,034    $55,217,828
                                                         ===========  ============  =============   ==============    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ..........................................    $     5,198  $     11,157  $      11,774   $       46,061    $     2,499
   Class B ..........................................          1,949         4,262          8,215           13,271            707
   Class C ..........................................            207         1,224            147            4,888            243
   Class D ..........................................          1,373         7,232          7,690           18,876          1,119
Additional paid-in capital ..........................     68,344,475   214,342,161    352,210,679    1,502,359,231     68,883,367
Accumulated net investment loss .....................     (1,055,020)   (1,665,394)    (2,942,961)     (12,700,795)      (282,425)
Undistributed/accumulated net realized gain
  (loss) on investments .............................    (17,875,350)  (14,173,155)     4,057,025     (180,614,212)   (13,943,176)
Net unrealized appreciation (depreciation) of
  investments .......................................     (6,392,038)    1,779,538     21,276,303       16,302,022      1,441,101
Net unrealized depreciation on translation of
  assets and liabilities denominated in foreign
  currencies and forward currency contracts .........     (1,209,626)   (1,364,658)   (16,305,745)     (10,022,308)      (885,607)
                                                         -----------  ------------   ------------   --------------    -----------
NET ASSETS ..........................................    $41,821,168  $198,942,367   $358,323,127   $1,315,407,034    $55,217,828
                                                         ===========  ============   ============   ==============    ===========
NET ASSETS:
   Class A ..........................................    $25,270,903  $ 95,606,725   $157,953,058   $  755,591,067    $31,130,765
   Class B ..........................................    $ 9,139,155  $ 34,620,311   $102,493,909   $  200,716,717    $ 8,226,020
   Class C ..........................................    $   972,291  $  9,946,177   $  1,833,230   $   73,978,427    $ 2,830,157
   Class D ..........................................    $ 6,438,819  $ 58,769,154   $ 96,042,930   $  285,120,823    $13,030,886
SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A ..........................................      5,197,767    11,157,164     11,774,454       46,061,093      2,498,610
   Class B ..........................................      1,948,951     4,261,861      8,215,140       13,270,540        706,519
   Class C ..........................................        207,166     1,223,869        146,793        4,888,234        243,043
   Class D ..........................................      1,372,592     7,231,583      7,690,136       18,875,945      1,118,770
NET ASSET VALUE PER SHARE:
   CLASS A ..........................................          $4.86         $8.57         $13.41           $16.40         $12.46
   CLASS B ..........................................          $4.69         $8.12         $12.48           $15.12         $11.64
   CLASS C ..........................................          $4.69         $8.13         $12.49           $15.13         $11.64
   CLASS D ..........................................          $4.69         $8.13         $12.49           $15.10         $11.65

-------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

                                                                                        GLOBAL
                                                          EMERGING        GLOBAL        SMALLER        GLOBAL
                                                           MARKETS        GROWTH       COMPANIES      TECHNOLOGY     INTERNATIONAL
                                                            FUND           FUND          FUND           FUND         GROWTH FUND
                                                        -----------   ------------   ------------   -------------    ------------
INVESTMENT INCOME:
Dividends ............................................    $ 268,538   $    999,941   $  1,063,039    $  1,275,204       $ 337,716
Interest .............................................       71,840        267,947        567,474       2,030,015          66,179
Other ................................................           --             --             --              --         518,303
                                                        -----------   ------------   ------------   -------------    ------------
TOTAL INVESTMENT INCOME* .............................      340,378      1,267,888      1,630,513       3,305,219         922,198
                                                        -----------   ------------   ------------   -------------    ------------
EXPENSES:
Management fees ......................................      269,833      1,150,610      1,971,370       6,998,669         295,554
Shareholder account services .........................      189,043        346,889        665,957       1,970,835         174,968
Distribution and service fees ........................      120,832        743,378      1,332,002       3,980,979         174,933
Custody and related services .........................       60,294        106,185        120,567         496,416          40,864
Shareholder reports and communications ...............       32,702         71,828         74,805         350,111          41,358
Registration .........................................       23,526         48,200         37,000          66,058          36,609
Auditing and legal fees ..............................       16,000         26,504         35,926         100,374          15,974
Directors' fees and expenses .........................        2,685          4,337          5,781          15,721           1,856
Miscellaneous ........................................        1,550          1,657          2,164          16,485           1,500
                                                        -----------   ------------   ------------   -------------    ------------
TOTAL EXPENSES .......................................      716,465      2,499,588      4,245,572      13,995,648         783,616
                                                        -----------   ------------   ------------   -------------    ------------
NET INVESTMENT INCOME (LOSS) .........................     (376,087)    (1,231,700)    (2,615,059)    (10,690,429)        138,582
                                                        -----------   ------------   ------------   -------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments ..............   (6,903,336)   (13,613,621)    11,252,026    (176,345,354)     (5,398,318)
Net realized loss from foreign currency
  transactions .......................................   (1,346,432)    (2,928,448)    (8,131,514)     (3,975,177)     (1,546,026)
Net change in unrealized appreciation/depreciation
  of investments .....................................    2,388,418    (43,954,730)   (71,048,492)   (162,177,518)     (2,987,239)
Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts .........................      240,579      3,843,624      3,238,435       7,930,726       1,706,393
                                                        -----------   ------------   ------------   -------------    ------------
NET LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS ......................   (5,620,771)   (56,653,175)   (64,689,545)   (334,567,323)     (8,225,190)
                                                        -----------   ------------   ------------   -------------    ------------
DECREASE IN NET ASSETS
  FROM OPERATIONS ....................................  $(5,996,858)  $(57,884,875)  $(67,304,604)  $(345,257,752)   $ (8,086,608)
                                                        ===========   ============   ============   =============    ============

-------------------
*Net of foreign taxes withheld as follows:                  $30,845        $97,255        $78,952        $133,516         $39,124

STATEMENTS OF CHANGES IN NET ASSETS

                                                      EMERGING MARKETS               GLOBAL                 GLOBAL SMALLER
                                                            FUND                   GROWTH FUND               COMPANIES FUND
                                                 -------------------------- --------------------------  --------------------------
                                                  SIX MONTHS       YEAR      SIX MONTHS       YEAR       SIX MONTHS       YEAR
                                                     ENDED         ENDED        ENDED         ENDED         ENDED         ENDED
                                                    4/30/01      10/31/00      4/30/01      10/31/00       4/30/01      10/31/00
                                                 ------------  ------------ ------------- ------------  ------------  ------------
OPERATIONS:
Net investment loss ...........................  $  (376,087) $ (1,003,329) $ (1,231,700) $ (3,233,280) $ (2,615,059) $ (7,017,989)
Net realized gain (loss) on investments .......   (6,903,336)    9,918,571   (13,613,621)   75,113,077    11,252,026    76,069,133
Net realized loss from foreign currency
  transactions ................................   (1,346,432)   (1,405,715)   (2,928,448)  (10,072,804)   (8,131,514)   (1,605,130)
Net change in unrealized appreciation/
  depreciation of investments .................    2,388,418   (14,947,082)  (43,954,730)  (24,336,382)  (71,048,492)   18,112,703
Net change in unrealized appreciation/
  depreciation on translation of assets and
  liabilities denominated inforeign currencies
   and forward currency contracts .............      240,579      (841,771)    3,843,624    (3,910,386)    3,238,435   (22,804,456)
                                                 -----------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS (5,996,858)   (8,279,326)  (57,884,875)  33,560,225    (67,304,604)   62,754,261
                                                 -----------  ------------  ------------  -----------   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A .....................................           --            --   (22,994,023)  (10,804,412)  (15,845,654)           --
  Class B .....................................           --            --    (9,248,101)   (3,358,989)  (12,300,371)           --
  Class C .....................................           --            --    (2,194,157)     (132,596)     (207,779)           --
  Class D .....................................           --            --   (17,442,401)   (7,271,531)  (11,949,478)           --
                                                 -----------  ------------  ------------  ------------  ------------  ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....           --            --   (51,878,682)  (21,567,528)  (40,303,282)           --
                                                 -----------  ------------  ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .............    8,211,761    25,771,051    56,376,191    69,553,500    87,052,564    71,769,340
Exchanged from associated Funds ...............   14,966,519    69,865,763   356,861,613   304,971,452   509,377,464   462,524,882
Value of shares issued in payment of
  gain distributions ..........................           --            --   47,148,913     16,402,160    35,915,481            --
                                                 ----------- -------------  ------------  ------------  ------------  ------------
Total .........................................   23,178,280    95,636,814   460,386,717  390,927,112    632,345,509   534,294,222
                                                 -----------  ------------  ------------  ------------  ------------  ------------
Cost of shares repurchased ....................   (8,319,799)  (25,768,760)  (68,887,175)  (48,563,245) (114,985,301) (157,322,395)
Exchanged into associated Funds ...............  (14,011,605)  (74,730,191) (378,494,024) (293,607,861) (546,150,368) (476,661,371)
                                                 -----------  ------------  ------------  ------------  ------------  ------------
Total .........................................  (22,331,404) (100,498,951) (447,381,199) (342,171,106) (661,135,669) (633,983,766)
                                                 -----------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .............      846,876    (4,862,137)   13,005,518    48,756,006  (28,790,160)   (99,689,544)
                                                 -----------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS .............   (5,149,982)  (13,141,463)  (96,758,039)   60,748,703  (136,398,046)  (36,935,283)
NET ASSETS:
Beginning of period ...........................   46,971,150    60,112,613   295,700,406   234,951,703  494,721,173    531,656,456
                                                 -----------  ------------  ------------  ------------  ------------  ------------
END OF PERIOD* ................................  $41,821,168   $46,971,150  $198,942,367  $295,700,406  $358,323,127  $494,721,173
                                                 =========== =============  ============  ============  ============  ============
--------------------
* Net of accumulated net investment loss as
  follows:                                        $1,055,020      $557,343    $1,665,394        $5,398    $2,942,961      $203,935
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                            GLOBAL TECHNOLOGY                     INTERNATIONAL
                                                                  FUND                             GROWTH FUND
                                                     --------------------------------    -----------------------------
                                                       SIX MONTHS           YEAR         SIX MONTHS            YEAR
                                                          ENDED             ENDED           ENDED              ENDED
                                                         4/30/01          10/31/00         4/30/01           10/31/00
                                                     --------------    --------------    ------------      -----------
OPERATIONS:
Net investment income (loss) .....................   $  (10,690,429)    $ (29,901,940)   $    138,582      $(1,290,067)
Net realized gain (loss) on
  investments ....................................     (176,345,354)      457,660,856      (5,398,318)        (548,537)
Net realized loss from foreign currency
  transactions ...................................       (3,975,177)      (26,926,491)     (1,546,026)      (7,529,794)
Net change in unrealized appreciation/
  depreciation of investments ....................     (162,177,518)     (218,481,287)     (2,987,239)     (10,527,222)
Net change in unrealized appreciation/
  depreciation on translation of assets and
  liabilities denominated in foreign currencies
  and forward currency contracts .................        7,930,726       (21,397,373)      1,706,393       (2,737,377)
                                                     --------------    --------------    ------------      -----------
INCREASE (DECREASE) IN NET  ASSETS FROM OPERATIONS     (345,257,752)      160,953,765      (8,086,608)     (22,632,997)
                                                     --------------    --------------    ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ........................................     (188,432,085)      (83,189,913)             --       (3,602,486)
  Class B ........................................      (51,583,545)      (13,553,097)             --         (977,132)
  Class C ........................................      (19,064,636)       (1,048,141)             --         (155,145)
  Class D ........................................      (76,140,929)      (33,337,216)             --       (2,948,859)
                                                     --------------    --------------    ------------      -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ........     (335,221,195)     (131,128,367)             --       (7,683,622)
                                                     --------------    --------------    ------------      -----------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ................       96,975,306       562,270,294      27,584,458       46,698,420
Exchanged from associated Funds ..................      435,707,026       616,613,278     254,836,391      295,416,007
Value of shares issued in payment of
  gain distributions .............................      310,965,732       120,715,457              --        6,785,888
                                                     --------------    --------------    ------------      -----------
Total ............................................      843,648,064     1,299,599,029     282,420,849      348,900,315
                                                     --------------    --------------    ------------      -----------
Cost of shares repurchased .......................     (172,705,988)     (235,600,253)    (31,241,950)     (39,805,293)
Exchanged into associated Funds ..................     (454,352,656)     (535,369,381)   (264,305,353)    (295,633,384)
                                                     --------------    --------------    ------------      -----------
Total ............................................     (627,058,644)     (770,969,634)   (295,547,303)    (335,438,677)
                                                     --------------    --------------    ------------      -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ................      216,589,420       528,629,395    (13,126,454)       13,461,638
                                                     --------------    --------------    -----------       -----------
INCREASE (DECREASE) IN NET ASSETS ................     (463,889,527)      558,454,793    (21,213,062)      (16,854,981)
NET ASSETS:
Beginning of period ..............................    1,779,296,561     1,220,841,768     76,430,890        93,285,871
                                                     --------------    --------------    -----------       -----------
END OF PERIOD* ...................................   $1,315,407,034    $1,779,296,561     55,217,828       $76,430,890
                                                     ==============    ==============    ===========       ===========
----------------
* Net of accumulated net investment loss as follows: $   12,700,795    $       13,184    $   282,425       $    92,882

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Global Fund Series, Inc. (the "Series") consists of five separate Funds: Seligman Emerging Markets Fund (the "Emerging Markets Fund"), Seligman Global Growth Fund (the "Global Growth Fund"), Seligman Global Smaller Companies Fund (the "Global Smaller Companies Fund"), Seligman Global Technology Fund (the "Global Technology Fund"), and Seligman International Growth Fund (the "International Growth Fund"). Each Fund of the Series offers four classes of shares.

   Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

A. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

        (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
        (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

        The Series' net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

        Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

        The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FORWARD CURRENCY CONTRACTS -- The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receiv-

NOTES TO FINANCIAL STATEMENTS

    able or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

D. TAXES -- There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

E. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

       For the period ended April 30, 2001, the Series' recordkeeping agent agreed to reimburse the International Growth Fund for an error in the recognition of dividend income. The reimbursement was recorded as other income.

F. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended April 30, 2001, distribution and service fees were the only class-specific expenses.

G. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2001, were as follows:

       FUND                     PURCHASES          SALES
------------------            -------------    -------------
Emerging Markets Fund          $ 26,593,039    $ 27,182,850
Global Growth Fund              271,075,015     306,030,726
Global Smaller
   Companies Fund               162,099,792     187,616,981
Global Technology Fund          909,588,157     865,996,450
International Growth Fund        93,243,546      99,212,243

  At April 30, 2001, each Fund's cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency trans-lations, were as follows:

                                  TOTAL          TOTAL
                               UNREALIZED      UNREALIZED
       FUND                   APPRECIATION    DEPRECIATION
------------------           --------------   -------------
Emerging Markets Fund          $ 3,584,984    $ 11,139,165
Global Growth Fund              14,040,584      13,617,886
Global Smaller
   Companies Fund               55,640,786      50,449,968
Global Technology Fund         160,701,475     154,399,424
International Growth Fund        2,536,659       1,969,168

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund's average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund's average daily net assets, 1.15% of the next $1 billion of the Fund's average daily net assets, and 1.05% of the Fund's average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund's average daily net assets, 0.95% of the next $2 billion of the Fund's average daily net assets, and 0.90% of the Fund's average daily net assets in excess of $4 billion. The annual

NOTES TO FINANCIAL STATEMENTS

management fee rate with respect to each other Fund is equal to 1.00% of the first $1 billion of the Fund's average daily net assets, 0.95% of the next $1 billion of the Fund's average daily net assets, and 0.90% of the Fund's daily net assets in excess of $2 billion. The management fees reflected in the Statements of Operations represent 1.25% per annum of the average daily net assets of the Emerging Markets Fund, and 1.00% per annum of the average daily net assets of each of the other Funds of the Series.

   Henderson Investment Management Limited (the "Subadviser") is the subadviser to the Global Smaller Companies Fund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund's international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee at a rate equal to 0.50% per annum of the average monthly assets under the Subadviser's supervision. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

   Prior to April 1, 2000, the Subadviser also served as subadviser with respect to the international investments for the other Funds of the Series. On that date, the Manager assumed full responsibility for the international investments of those Funds.

   Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager or by Henderson plc.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Fund's shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                               DISTRIBUTOR        DEALER
       FUND                    CONCESSIONS      COMMISSIONS
-------------------------      -----------      -----------
Emerging Markets Fund            $   684         $  8,040
Global Growth Fund                16,554          144,690
Global Smaller
   Companies Fund                 20,586          138,294
Global Technology Fund            56,960          541,323
International Growth Fund          1,064           12,951

   Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quar- terly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the six months ended April 30, 2001, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $31,867, $136,802, $209,114, $1,014,932, and $37,123, respectively, or 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively, per annum of the average daily net assets of each Fund's Class A shares.

   Under the Plan, with respect to Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended April 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

       FUND                   CLASS B       CLASS C      CLASS D
-----------------------     ----------    ---------     ---------
Emerging Markets Fund        $  49,659     $  4,593     $  34,713
Global Growth Fund             197,540       52,039       356,997
Global Smaller
   Companies Fund              567,995        9,999       544,894
Global Technology Fund       1,053,360      391,076     1,521,611
International
   Growth Fund                  45,025       16,221        76,564

NOTES TO FINANCIAL STATEMENTS

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class Cshares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2001, such charges were as follows:

       FUND                               AMOUNT
------------------                      ----------
Emerging Markets Fund                   $  10,513
Global Growth Fund                         22,799
Global Smaller Companies Fund              34,011
Global Technology Fund                    120,013
International Growth Fund                   6,211

   The Distributor has sold to the Purchaser its rights to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the six months ended April 30, 2001, were as follows:

       FUND                               AMOUNT
------------------                      ----------
Emerging Markets Fund                     $  551
Global Growth Fund                         2,477
Global Smaller Companies Fund              1,863
Global Technology Fund                    12,694
International Growth Fund                    722

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2001, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                  DISTRIBUTION
       FUND                      COMMISSIONS    AND SERVICE FEES
--------------------             -----------    ----------------
Emerging Markets Fund               $   376         $ 1,903
Global Growth Fund                   24,169           6,213
Global Smaller
   Companies Fund                       781          13,855
Global Technology Fund                8,831          73,567
International Growth Fund               179           5,223

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

       FUND                               AMOUNT
------------------                     -----------
Emerging Markets Fund                  $  189,043
Global Growth Fund                        346,889
Global Smaller Companies Fund             665,957
Global Technology Fund                  1,970,835
International Growth Fund                 174,968

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at April 30, 2001, are included in other liabilities, as follows:

       FUND                               AMOUNT
-----------------                        --------
Emerging Markets Fund                    $  3,139
Global Growth Fund                          5,080
Global Smaller Companies Fund              14,222
Global Technology Fund                     12,561
International Growth Fund                  13,170

5. COMMITTED LINE OF CREDIT -- The Series is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended April 30, 2001, the Series did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At October 31, 2000, the Emerging Markets Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $10,352,075 and $7,630,524, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2006 and 2008, respectively. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK SHARE TRANSACTIONS-- The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At April 30, 2001, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share. Transactions in shares of Capital Stock were as follows:

                                                            CLASS A                                     CLASS B
                                 ----------------------------------------------------------  ---------------------------
                                       SIX MONTHS ENDED                 YEAR ENDED                 SIX MONTHS ENDED
                                        APRIL 30, 2001               OCTOBER 31, 2000               APRIL 30, 2001
                                 ---------------------------  -----------------------------  ---------------------------
                                    SHARES        AMOUNT         SHARES          AMOUNT          SHARES        AMOUNT
                                 ------------  -------------  ------------  ---------------  ------------  -------------
EMERGING MARKETS FUND
Sales of shares ................   1,259,691   $   6,735,440     2,659,330   $  21,562,192         84,970  $     421,535
Exchanged from associated Funds    2,442,088      12,615,096     8,004,773      63,250,614        101,062        498,995
                                 -----------   -------------  ------------   -------------   ------------  -------------
Total ..........................   3,701,779      19,350,536    10,664,103      84,812,806        186,032        920,530
                                 -----------   -------------  ------------   -------------   ------------  -------------
Shares repurchased .............  (1,222,308)     (6,501,091)   (2,269,023)    (18,260,584)      (158,857)      (790,250)
Exchanged into associated Funds   (2,174,715)    (11,435,822)   (8,109,965)    (65,315,989)      (146,030)      (717,599)
                                 -----------   -------------  ------------   -------------   ------------  -------------
Total ..........................  (3,397,023)    (17,936,913)  (10,378,988)    (83,576,573)      (304,887)    (1,507,849)
                                 -----------   -------------  ------------   -------------   ------------  -------------
Increase (decrease) ............     304,756   $   1,413,623       285,115   $   1,236,233       (118,855) $    (587,319)
                                 ===========   =============  ============   =============   ============  =============

GLOBAL GROWTH FUND
Sales of shares ................   5,415,722   $  48,666,107     2,399,675   $  33,899,238        227,721  $   2,127,920
Exchanged from associated Funds   34,992,215     330,713,042    19,665,377     276,301,941        244,390      2,256,811
Shares issued in payment of gain
  distributions ................   1,992,645      20,823,124       526,209       6,730,215        823,141      8,198,487
                                 -----------   -------------  ------------   -------------   ------------  -------------
Total ..........................  42,400,582     400,202,273    22,591,261     316,931,394      1,295,252     12,583,218
                                 -----------   -------------  ------------   -------------   ------------  -------------
Shares repurchased .............  (5,663,102)    (53,573,783)   (2,191,091)    (31,360,615)      (376,493)    (3,258,985)
Exchanged into associated Funds  (36,149,511)   (344,799,076)  (19,233,829)   (272,474,877)      (420,559)    (3,756,541)
                                 -----------   -------------  ------------   -------------   ------------  -------------
Total .......................... (41,812,613)   (398,372,859)  (21,424,920)   (303,835,492)      (797,052)    (7,015,526)
                                 -----------   -------------  ------------   -------------   ------------  -------------
Increase .......................     587,969   $   1,829,414     1,166,341   $  13,095,902        498,200  $   5,567,692
                                 ===========   =============  ============   =============   ============  =============

GLOBAL SMALLER COMPANIES FUND
Sales of shares ................   5,705,159   $  78,910,419     2,961,334   $  56,441,151        102,688  $   1,357,722
Exchanged from associated Funds   34,647,160     490,511,692    23,307,271     432,096,714         66,041        882,398
Shares issued in payment of gain
  distributions ................     940,555      14,164,769            --              --        787,372     11,078,348
                                 -----------   -------------  ------------   -------------   ------------  -------------
Total ..........................  41,292,874     583,586,880    26,268,605     488,537,865        956,101     13,318,468
                                 -----------   -------------  ------------   -------------   ------------  -------------
Shares repurchased .............  (6,102,678)    (84,820,916)   (4,457,741)    (83,267,326)      (934,107)   (12,282,880)
Exchanged into associated Funds  (35,811,689)   (515,252,693)  (22,996,008)   (430,664,835)      (385,308)    (5,050,139)
                                 -----------   -------------  ------------   -------------   ------------  -------------
Total .......................... (41,914,367)   (600,073,609)  (27,453,749)   (513,932,161)    (1,319,415)   (17,333,019)
                                 -----------   -------------  ------------   -------------   ------------  -------------
Increase (decrease) ............    (621,493)  $ (16,486,729)   (1,185,144)    (25,394,296)      (363,314) $  (4,014,551)
                                 ===========   =============  ============   =============   ============  =============

GLOBAL TECHNOLOGY FUND
Sales of shares ................   4,164,155   $  69,586,535     7,426,948   $ 232,326,073        648,308  $  10,717,842
Exchanged from associated Funds   22,379,673     380,988,231    16,162,513     482,184,805      1,022,056     16,217,901
Shares issued in payment of gain
  distributions ................   9,350,667     175,044,484     3,033,964      76,668,365      2,736,285     47,392,462
                                 -----------   -------------  ------------   -------------   ------------   ------------

Total ..........................  35,894,495     625,619,250    26,623,425     791,179,243      4,406,649     74,328,205
                                 -----------   -------------  ------------   -------------   ------------   ------------
Shares repurchased .............  (7,140,089)   (122,564,655)   (5,171,829)   (158,519,088)    (1,017,502)   (15,639,381)
Exchanged into associated Funds  (23,059,687)   (395,621,559)  (15,127,391)   (450,578,167)      (985,447)   (15,787,433)
                                 -----------   -------------  ------------   -------------   ------------   ------------

Total .......................... (30,199,776)   (518,186,214)  (20,299,220)   (609,097,255)    (2,002,949)   (31,426,814)
                                 -----------   -------------  ------------   -------------   ------------   ------------
Increase .......................   5,694,719   $ 107,433,036     6,324,205   $ 182,081,988      2,403,700  $  42,901,391
                                 ===========   =============  ============   =============   ============  =============

INTERNATIONAL GROWTH FUND
Sales of shares ................   1,809,244   $  23,048,726     1,640,349   $  31,112,678         42,631  $     531,933
Exchanged from associated Funds   16,133,317     216,587,015    11,208,958     199,612,549        896,480     11,390,303
Shares issued in payment of gain
   distributions ...............          --              --       150,378       3,130,868             --             --
                                 -----------   -------------  ------------   -------------   ------------  -------------
Total ..........................  17,942,561     239,635,741    12,999,685     233,856,095        939,111     11,922,236
                                 -----------   -------------  ------------   -------------   ------------  -------------
Shares repurchased .............  (2,009,715)    (25,669,281)   (1,504,183)    (27,477,605)       (77,507)      (968,326)
Exchanged into associated Funds  (16,242,684)   (220,049,196)  (10,771,692)   (197,371,664)      (963,708)   (12,329,625)
                                 -----------   -------------  ------------   -------------   ------------   -------------
Total .......................... (18,252,399)   (245,718,477)  (12,275,875)   (224,849,269)    (1,041,215)   (13,297,951)
                                 -----------   -------------  ------------   -------------   ------------  -------------
Increase (decrease) ............    (309,838)  $  (6,082,736)      723,810   $   9,006,826       (102,104) $  (1,375,715)
                                 ===========   =============  ============   =============   ============  =============


          CLASS B
   -------------------------
          YEAR ENDED
       OCTOBER 31, 2000
   -------------------------
     SHARES        AMOUNT
   ----------   ------------

      255,325   $  1,984,485
      110,369        876,462
   ----------   ------------
      365,694      2,860,947
   ----------   ------------
     (506,436)    (3,849,221)
     (266,015)    (1,978,026)
   ----------   ------------
     (772,451)    (5,827,247)
   ----------   ------------
     (406,757)  $ (2,966,300)
   ==========   ============



      745,039   $ 10,238,803
      701,560      9,576,898
   ----------   ------------
      237,908      2,940,545
   ----------   ------------
    1,684,507     22,756,246
   ----------   ------------
     (440,773)    (6,034,883)
     (314,487)    (4,267,358)
   ----------   ------------
     (755,260)   (10,302,241)
   ----------   ------------
      929,247   $ 12,454,005
   ==========   ============


      315,726   $  5,656,659
      151,441      2,704,597

           --             --
   ----------   ------------
      467,167      8,361,256
   ----------   ------------
   (1,487,796)   (26,099,290)
     (828,344)   (14,310,352)
   ----------   ------------
   (2,316,140)   (40,409,642)
   ----------   ------------
   (1,848,973)  $(32,048,386)
   ==========   ============


    4,668,436   $138,789,485
    1,840,070     54,085,392

      522,586     12,515,914
   ----------   ------------
    7,031,092    205,390,791
   ----------   ------------
     (797,110)   (22,673,547)
     (680,310)   (19,610,999)
   ----------   ------------
   (1,477,420)   (42,284,546)
   ----------   ------------
    5,553,672   $163,106,245
   ==========   ============


      459,766   $  9,054,682
    1,842,357     30,862,666

       44,198        866,727
   ----------   ------------
    2,346,321     40,784,075
   ----------   ------------
     (154,331)    (2,608,705)
   (1,945,862)   (32,523,063)
   ----------   ------------
   (2,100,193)   (35,131,768)
   ----------   ------------
      246,128   $  5,652,307
   ==========   ============

                            CLASS C                                                        CLASS D
  ----------------------------------------------------------   ----------------------------------------------------------
        SIX MONTHS ENDED                 YEAR ENDED                  SIX MONTHS ENDED                 YEAR ENDED
         APRIL 30, 2001               OCTOBER 31, 2000                APRIL 30, 2001               OCTOBER 31, 2000
  ---------------------------  -----------------------------   ---------------------------  -----------------------------
     SHARES        AMOUNT         SHARES          AMOUNT          SHARES        AMOUNT         SHARES          AMOUNT
  ------------  -------------  ------------  ---------------   ------------  -------------  ------------  ---------------

      49,589    $    251,802      176,908    $  1,331,470         155,826    $    802,984      118,762     $    892,904
      19,415          94,801      205,288       1,743,723         344,524       1,757,627      528,922        3,994,964
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
      69,004         346,603      382,196       3,075,193         500,350       2,560,611      647,684        4,887,868
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
      (8,073)        (39,796)     (10,863)        (76,855)       (196,101)       (988,662)    (488,489)      (3,582,100)
     (20,045)        (95,348)    (252,089)     (2,097,858)       (348,255)     (1,762,836)    (712,943)      (5,338,318)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     (28,118)       (135,144)    (262,952)     (2,174,713)       (544,356)     (2,751,498)  (1,201,432)      (8,920,418)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
      40,886    $    211,459      119,244    $    900,480         (44,006)   $   (190,887)    (553,748)    $ (4,032,550)
  ==========    ============   ==========    ============      ==========    ============   ==========     ============



     342,471    $  3,193,397      881,027    $ 12,128,286         268,436    $  2,388,767      965,389     $ 13,287,173
      56,078         516,327      146,336       1,972,280       2,609,546      23,375,433    1,276,785       17,120,333

     211,758       2,111,225       10,350         127,926       1,608,040      16,016,077      534,262        6,603,474
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     610,307       5,820,949    1,037,713      14,228,492       4,486,022      41,780,277    2,776,436       37,010,980
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
    (103,367)       (878,081)     (45,099)       (631,657)     (1,293,295)    (11,176,326)    (772,289)     (10,536,090)
    (156,704)     (1,414,765)    (202,839)     (2,833,581)     (3,159,191)    (28,523,642)  (1,028,957)     (14,032,045)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
    (260,071)     (2,292,846)    (247,938)     (3,465,238)     (4,452,486)    (39,699,968)  (1,801,246)     (24,568,135)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     350,236    $  3,528,103      789,775    $ 10,763,254          33,536    $  2,080,309      975,190     $ 12,442,845
  ==========    ============   ==========    ============      ==========    ============   ==========     ============


      22,978    $    303,738      132,825    $  2,458,888         478,931    $  6,480,685      409,992     $  7,212,642
      20,626         302,042      179,587       3,405,681       1,353,046      17,681,332    1,426,259       24,317,890

      13,300         187,399           --              --         744,142      10,484,965           --               --
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
      56,904         793,179      312,412       5,864,569       2,576,119      34,646,982    1,836,251       31,530,532
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     (18,381)       (241,018)      (9,511)       (167,067)     (1,342,441)    (17,640,487)  (2,702,429)     (47,788,712)
     (35,792)       (481,579)    (183,193)     (3,496,425)     (1,911,682)    (25,365,957)  (1,646,049)     (28,189,759)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     (54,173)       (722,597)    (192,704)     (3,663,492)     (3,254,123)    (43,006,444)  (4,348,478)     (75,978,471)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
       2,731    $     70,582      119,708    $  2,201,077        (678,004)   $ (8,359,462)  (2,512,227)    $(44,447,939)
  ==========    ============   ==========    ============      ==========    ============   ==========     ============


     526,256    $  8,553,917    4,189,881    $125,648,730         518,740    $  8,117,012    2,212,040    $  65,506,006
     907,401      14,639,338      734,170      19,878,311       1,561,720      23,861,556    2,123,128       60,464,770

   1,044,075      18,062,501       38,339         916,691       4,073,196      70,466,285    1,280,405       30,614,487
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
   2,477,732      41,255,756    4,962,390     146,443,732       6,153,656     102,444,853    5,615,573      156,585,263
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
    (574,751)     (9,065,747)    (328,843)     (9,376,393)     (1,671,421)    (25,436,205)  (1,560,540)     (45,031,225)
  (1,148,855)    (19,220,768)    (786,350)    (21,186,420)     (1,605,010)    (23,722,896)  (1,598,131)     (43,993,795)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
  (1,723,606)    (28,286,515)  (1,115,193)    (30,562,813)     (3,276,431)    (49,159,101)  (3,158,671)     (89,025,020)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     754,126    $ 12,969,241    3,847,197    $115,880,919       2,877,225    $ 53,285,752    2,456,902     $ 67,560,243
  ==========    ============   ==========    ============      ==========    ============   ==========     ============


      50,959    $    628,220      258,533    $  4,538,602         285,837    $  3,375,579      112,532    $   1,992,458
     775,371       9,837,947    2,295,606      39,163,185       1,357,066      17,021,126    1,444,557       25,777,607

          --              --        6,010         117,799              --              --      136,250        2,670,494
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     826,330      10,466,167    2,560,149      43,819,586       1,642,903      20,396,705    1,693,339       30,440,559
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
     (51,841)       (655,555)     (28,136)       (443,493)       (309,798)     (3,948,788)    (547,486)      (9,275,490)
    (879,036)    (11,270,383)  (2,251,432)    (39,353,213)     (1,654,912)    (20,656,149)  (1,464,002)     (26,385,444)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
    (930,877)    (11,925,938)  (2,279,568)    (39,796,706)     (1,964,710)    (24,604,937)  (2,011,488)     (35,660,934)
  ----------    ------------   ----------    ------------      ----------    ------------   ----------     ------------
    (104,547)   $ (1,459,771)     280,581    $  4,022,880        (321,807)   $ (4,208,232)    (318,149)    $ (5,220,375)
  ==========    ============   ==========    ============      ==========    ============   ==========     ============

NOTES TO FINANCIAL STATEMENTS

8. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At April 30, 2001, the Series had outstanding contracts to purchase or sell foreign currencies as follows:

                                                                                                         UNREALIZED
                                        FOREIGN          IN EXCHANGE     SETTLEMENT                     APPRECIATION
CONTRACT                               CURRENCY           FOR US $          DATE        VALUE US $     (DEPRECIATION)
--------                               --------          -----------     ----------     ----------     --------------
EMERGING MARKETS FUND
Purchases:
Indian rupees                          19,014,800           405,996         5/2/01         405,996        $       --
South African rand                      1,794,818           222,125         5/2/01         223,514             1,389
                                                                                                          ----------
                                                                                                          $    1,389
                                                                                                          ==========
GLOBAL GROWTH FUND
Purchases:
Japanese yen                           92,584,800           748,583         5/1/01         749,280        $      697
Swedish kronor                            884,271            86,178         5/2/01          86,220                42
                                                                                                          ----------
                                                                                                          $      739
                                                                                                          ==========
Sales:
British pounds                            390,276           560,086         5/1/01         558,291        $    1,795
Euros                                   1,113,924           992,060         5/2/01         988,328             3,732
Japanese yen                           96,484,422           780,050         5/2/01         780,839              (789)
Euros                                     850,757           755,643         5/3/01         754,835               808
                                                                                                          ----------
                                                                                                          $    5,546
                                                                                                          ==========
GLOBAL SMALLER COMPANIES FUND
Sales:

Japanese yen                          107,310,413           865,756         5/2/01         868,453        $   (2,697)
                                                                                                          ==========
GLOBAL TECHNOLOGY FUND
Purchases:
Euros                                   2,018,032         1,792,416         5/3/01       1,790,499        $   (1,917)
                                                                                                          ==========
Sales:
British pounds                            103,427           148,428         5/1/01         147,952        $      476
British pounds                             63,448            90,795         5/2/01          90,764                31
Danish kroner                           2,507,042           299,613         5/2/01         297,975             1,638
Euros                                   1,578,727         1,406,015         5/2/01       1,400,726             5,289
                                                                                                          ----------
                                                                                                          $    7,434
                                                                                                          ==========
INTERNATIONAL GROWTH FUND
Purchases:
Japanese yen                           46,292,400           374,292         5/1/01         374,640        $      348
                                                                                                          ==========
Sales:
British pounds                            251,722           361,247         5/1/01         360,089        $    1,158
Euros                                     554,764           494,073         5/2/01         492,215             1,858
Japanese yen                           48,242,211           390,026         5/2/01         390,420              (394)
Euros                                     396,398           352,081         5/3/01         351,704               377
                                                                                                          ----------
                                                                                                          $    2,999
                                                                                                          ==========

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Fund for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

EMERGING MARKETS FUND

                                                                        CLASS A
                                            -------------------------------------------------------------
                                             SIX MONTHS         YEAR ENDED OCTOBER 31,          5/28/96**
                                               ENDED    -------------------------------------      TO
                                              4/30/01    2000      1999      1998       1997    10/31/96
                                            ----------  ------    ------    ------     ------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $5.57     $6.69     $5.18      $7.34     $6.78     $7.14
                                              ------    ------    ------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.04)    (0.09)    (0.07)     (0.01)    (0.05)    (0.02)
Net realized and unrealized gain (loss)
  on investments ...........................   (0.54)    (0.77)     1.87      (2.00)     1.05     (0.25)
Net realized and unrealized loss
  from foreign currency transactions .......   (0.13)    (0.26)    (0.29)     (0.15)    (0.44)    (0.09)
                                              ------    ------    ------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (0.71)    (1.12)     1.51      (2.16)     0.56     (0.36)
                                              ------    ------    ------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --        --         --        --        --
Distributions from net realized capital gain      --        --        --         --        --        --
                                              ------    ------    ------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................      --        --        --         --        --        --
                                              ------    ------    ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $ 4.86     $5.57     $6.69      $5.18     $7.34     $6.78
                                              ======    ======    ======     ======    ======    ======

TOTAL RETURN: .............................. (12.75)%  (16.74)%    29.15%   (29.43)%     8.26%   (5.04)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $25,271   $27,273   $30,822    $24,294   $44,061   $19,864
Ratio of expenses to average net assets ....    3.01%+    2.48%     2.58%      2.22%     2.27%     2.22%+
Ratio of net loss to average net assets ....  (1.43)%+  (1.15)%   (1.11)%    (0.12)%   (0.56)%   (0.69)%+
Portfolio turnover rate ....................   67.05%   188.19%   136.94%     94.09%    84.09%    12.24%
Without management fee waiver:**
Ratio of expenses to average net assets ....                                                       3.02%+
Ratio of net loss to average net assets ....                                                     (1.49)%+


----------------
See footnotes on page 70.

FINANCIAL HIGHLIGHTS

                                                                      CLASS B                                   CLASS C
                                            -------------------------------------------------------  -----------------------------
                                            SIX MONTHS        YEAR ENDED OCTOBER 31,     5/28/96***  SIX MONTHS   YEAR    5/27/99*
                                              ENDED    ----------------------------------    TO        ENDED     ENDED      TO
                                             4/30/01    2000    1999     1998       1997  10/31/96    4/30/01  10/31/00  10/31/99
                                            ---------  ------  -------  -------    ------ --------   --------  --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $5.40    $6.52    $5.09    $7.27     $6.76    $7.14      $5.40     $6.52    $6.14
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.05)   (0.14)   (0.11)   (0.06)    (0.11)   (0.04)     (0.05)    (0.14)   (0.07)
Net realized and unrealized gain (loss)
  on investments ...........................   (0.53)   (0.72)    1.83    (1.97)     1.06    (0.25)     (0.53)    (0.72)    0.48
Net realized and unrealized loss
  from foreign currency transactions .......   (0.13)   (0.26)   (0.29)   (0.15)    (0.44)   (0.09)     (0.13)    (0.26)   (0.03)
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (0.71)   (1.12)    1.43    (2.18)     0.51    (0.38)     (0.71)    (1.12)    0.38
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --       --       --       --        --       --         --        --       --
Distributions from net realized capital gain      --       --       --       --        --       --         --        --       --
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------
TOTAL DISTRIBUTIONS ........................      --       --       --       --        --       --         --        --       --
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------
NET ASSET VALUE, END OF PERIOD .............   $4.69    $5.40    $6.52    $5.09     $7.27    $6.76      $4.69     $5.40    $6.52
                                             =======  =======  =======  =======   =======  =======    =======   =======   ======

TOTAL RETURN:                                (13.15)% (17.18)%   28.10% (29.99)%     7.54%  (5.32)%   (13.15)%  (17.18)%    6.19%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...   $9,139  $11,156  $16,129  $16,031   $28,819  $10,541       $972      $898     $307
Ratio of expenses to average net assets ....    3.76%+   3.23%    3.33%    2.99%     3.04%    3.00%+     3.76%+    3.23%    3.37%+
Ratio of net loss to average net assets ....  (2.18)%+ (1.90)%  (1.86)%  (0.89)%   (1.33)%  (1.47)%+   (2.18)%+  (1.90)%  (2.05)%+
Portfolio turnover rate ....................   67.05%  188.19%  136.94%   94.09%    84.09%   12.24%     67.05%   188.19%  136.94%+++
Without management fee waiver:**
Ratio of expenses to average net assets ....                                                  3.80%+
Ratio of net loss to average net assets ....                                                (2.27)%+

                                                                         CLASS D
                                            -------------------------------------------------------------
                                             SIX MONTHS         YEAR ENDED OCTOBER 31,          5/28/96**
                                               ENDED    -------------------------------------      TO
                                              4/30/01    2000      1999      1998       1997    10/31/96
                                            ----------  ------    ------    ------     ------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........  $5.40     $6.52     $5.09      $7.27     $6.76     $7.14
                                              ------    ------    ------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .........................  (0.05)    (0.14)    (0.11)     (0.06)    (0.11)    (0.04)
Net realized and unrealized gain (loss)
  on investments ............................  (0.53)    (0.72)     1.83      (1.97)     1.06     (0.25)
Net realized and unrealized loss
  from foreign currency transactions ........  (0.13)    (0.26)    (0.29)     (0.15)    (0.44)    (0.09)
                                              ------    ------    ------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ............  (0.71)    (1.12)     1.43      (2.18)     0.51     (0.38)
                                              ------    ------    ------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income ........     --        --        --         --        --        --
Distributions from net realized capital gain      --        --        --         --        --        --
                                              ------    ------    ------     ------    ------    ------
TOTAL DISTRIBUTIONS .........................     --        --        --         --        --        --
                                              ------    ------    ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD ..............  $4.69     $5.40     $6.52      $5.09     $7.27     $6.76
                                              ======    ======    ======     ======    ======    ======

TOTAL RETURN:                                (13.15)%  (17.18)%    28.10%   (29.99)%     7.54%   (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ....  $6,439    $7,645   $12,854    $13,667   $31,259   $13,664
Ratio of expenses to average net assets .....   3.76%+    3.23%     3.33%      2.99%     3.04%     3.00%+
Ratio of net loss to average net assets ..... (2.18)%+  (1.90)%   (1.86)%    (0.89)%   (1.33)%   (1.47)%+
Portfolio turnover rate .....................  67.05%   188.19%   136.94%     94.09%    84.09%    12.24%
Without management fee waiver:**
Ratio of expenses to average net assets .....                                                      3.80%+
Ratio of net loss to average net assets .....                                                    (2.27)%+

-------------
See footnotes on page 70.

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND

                                                                         CLASS A
                                            -------------------------------------------------------------
                                             SIX MONTHS         YEAR ENDED OCTOBER 31,          11/1/95***
                                               ENDED    -------------------------------------      TO
                                              4/30/01    2000      1999      1998       1997    10/31/96
                                            ----------  ------    ------    ------     ------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $13.48    $12.86    $ 9.62      $9.20     $8.08     $7.14
                                             -------   -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.03)    (0.10)    (0.07)     (0.05)    (0.05)    (0.03)
Net realized and unrealized gain (loss)
  on investments ...........................   (2.46)     2.56      3.51       0.81      1.47      1.12
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.04     (0.67)    (0.20)      0.08     (0.30)    (0.15)
                                             -------   -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.45)     1.79      3.24       0.84      1.12      0.94
                                             -------   -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --        --         --        --        --
Distributions from net realized capital gain   (2.46)    (1.17)       --      (0.42)       --        --
                                             -------   -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................   (2.46)    (1.17)       --      (0.42)       --        --
                                             -------   -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $ 8.57    $13.48    $12.86      $9.62     $9.20     $8.08
                                             =======   =======   =======     ======    ======    ======

TOTAL RETURN:                                (21.39)%    14.33%    33.68%      9.52%    13.86%    13.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $95,607  $142,492  $120,946    $97,947  $109,060  $107,509
Ratio of expenses to average net assets ....    1.77%+    1.66%     1.69%      1.68%     1.69%     1.91%
Ratio of net loss to average net assets ....  (0.68)%+  (0.73)%   (0.54)%    (0.48)%   (0.59)%   (0.53)%
Portfolio turnover rate ....................  118.51%   110.04%    65.16%     45.43%    79.32%    31.44%

                                                                      CLASS B                                   CLASS C
                                            -------------------------------------------------------  -----------------------------
                                            SIX MONTHS        YEAR ENDED OCTOBER 31,      4/22/96*   SIX MONTHS   YEAR    5/27/99*
                                              ENDED    ----------------------------------    TO        ENDED     ENDED      TO
                                             4/30/01    2000    1999     1998       1997  10/31/96    4/30/01  10/31/00  10/31/99
                                            ---------  ------  -------  -------    ------ --------   --------  --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $12.94   $12.47   $ 9.40    $9.06     $8.02    $8.04     $12.95    $12.47   $10.99
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.07)   (0.20)   (0.14)   (0.12)    (0.12)   (0.04)     (0.07)    (0.20)   (0.07)
Net realized and unrealized gain (loss)
  on investments ...........................   (2.33)    2.51     3.41     0.80      1.46     0.06      (2.33)     2.52     1.43
Net realized and unrealized gain (loss
  from foreign currency transactions .......    0.04    (0.67)   (0.20)    0.08     (0.30)   (0.04)      0.04     (0.67)    0.12
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.36)    1.64     3.07     0.76      1.04    (0.02)     (2.36)     1.65     1.48
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --       --       --       --        --       --        --         --       --
Distributions from net realized capital gain   (2.46)   (1.17)      --    (0.42)       --       --     (2.46)     (1.17)      --
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------
TOTAL DISTRIBUTIONS ........................   (2.46)   (1.17)      --    (0.42)       --       --      (2.46)    (1.17)      --
                                             -------  -------  -------  -------   -------  -------    -------   -------   ------
NET ASSET VALUE, END OF PERIOD .............  $ 8.12   $12.94   $12.47    $9.40     $9.06    $8.02      $8.13    $12.95   $12.47
                                             =======  =======  =======  =======   =======  =======    =======   =======   ======

TOTAL RETURN:                                (21.68)%   13.51%   32.66%    8.76%    12.97%  (0.25)%   (21.66)%    13.60%   13.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $34,620  $48,709  $35,344  $21,930   $19,311   $9,257     $9,946   $11,315   $1,046
Ratio of expenses to average net assets ....    2.52%+   2.41%    2.44%    2.44%     2.45%    2.53%+     2.52%+    2.41%    2.43%+
Ratio of net loss to average net assets ....  (1.43)%+ (1.48)%  (1.29)%  (1.24)%   (1.35)%  (1.13)%+   (1.43)%+  (1.48)%  (1.18)%+
Portfolio turnover rate ....................  118.51%  110.04%   65.16%   45.43%    79.32%   31.44%++  118.51%   110.04%   65.16%+++



------------
See footnotes on page 70.

FINANCIAL HIGHLIGHTS

                                                                         CLASS D
                                            -------------------------------------------------------------
                                             SIX MONTHS         YEAR ENDED OCTOBER 31,          11/1/95***
                                               ENDED    -------------------------------------      TO
                                              4/30/01    2000      1999      1998       1997    10/31/96
                                            ----------  ------    ------    ------     ------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $12.95    $12.47    $ 9.40      $9.06     $8.02     $7.14
                                             -------   -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss .......................   (0.07)    (0.20)    (0.14)     (0.12)    (0.12)    (0.09)
Net realized and unrealized gain (loss)
  on investments ...........................   (2.33)     2.52      3.41       0.80      1.46      1.12
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.04     (0.67)    (0.20)      0.08     (0.30)    (0.15)
                                             -------   -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.36)     1.65      3.07       0.76      1.04      0.88
                                             -------   -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --        --         --        --        --
Distributions from net realized capital gain   (2.46)    (1.17)       --      (0.42)       --        --
                                             -------   -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................   (2.46)    (1.17)       --      (0.42)       --        --
                                             -------   -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $ 8.13    $12.95    $12.47      $9.40     $9.06     $8.02
                                             =======   =======   =======     ======    ======    ======

TOTAL RETURN:                                (21.64)%    13.60%    32.66%      8.76%    12.97%    12.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $58,769   $93,184   $77,616    $64,443   $64,300   $53,540
Ratio of expenses to average net assets ....    2.52%+    2.41%     2.44%      2.44%     2.45%     2.67%
Ratio of net loss to average net assets ....  (1.43)%+  (1.48)%   (1.29)%    (1.24)%   (1.35)%   (1.25)%
Portfolio turnover rate ....................  118.51%   110.04%    65.16%     45.43%    79.32%    31.44%


GLOBAL SMALLER COMPANIES FUND

                                                                         CLASS A
                                            -----------------------------------------------------------
                                            SIX MONTHS        YEAR ENDED OCTOBER 31,
                                              ENDED     -----------------------------------------------
                                             4/30/01     2000      1999       1998      1997      1996
                                            ----------  ------    ------     ------    ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $17.38    $15.74    $14.11     $15.62    $15.14    $13.90
                                             -------   -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.06)    (0.15)    (0.10)     (0.07)       --        --
Net realized and unrealized gain (loss)
  on investments ...........................   (2.29)     2.58      1.94      (0.85)     1.61      2.38
Net realized and unrealized gain (loss)
  from foreign currency transactions .......   (0.17)    (0.79)    (0.21)      0.04     (0.40)    (0.18)
                                             -------   -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.52)     1.64      1.63      (0.88)     1.21      2.20
                                             -------   -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --        --         --        --        --
Distributions from net realized capital gain   (1.45)       --        --      (0.63)    (0.73)    (0.96)
                                             -------   -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................   (1.45)       --     --         (0.63)    (0.73)    (0.96)
                                             -------   -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $13.41    $17.38    $15.74     $14.11    $15.62    $15.14
                                             =======   =======   =======     ======    ======    ======

TOTAL RETURN:                                (15.44)%    10.42%    11.55%    (5.82)%     8.28%    16.95%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ... $157,953  $215,455  $213,729   $374,890  $434,397  $350,359
Ratio of expenses to average net assets ....    1.73%+    1.65%     1.72%      1.65%     1.67%     1.75%
Ratio of net income (loss) to
  average net assets .......................  (0.90)%+  (0.80)%   (0.69)%    (0.45)%    .0.02%     0.01%
Portfolio turnover rate ....................   42.65%    85.08%    61.31%     50.81%    57.24%    45.38%

-------------
See footnotes on page 70.

FINANCIAL HIGHLIGHTS

                                                                      CLASS B                                   CLASS C
                                            -------------------------------------------------------  -----------------------------
                                            SIX MONTHS        YEAR ENDED OCTOBER 31,      4/22/96*   SIX MONTHS   YEAR    5/27/99*
                                              ENDED    ----------------------------------    TO        ENDED     ENDED      TO
                                             4/30/01    2000    1999     1998       1997  10/31/96    4/30/01  10/31/00  10/31/99
                                            ---------  ------  -------  -------    ------ --------   --------  --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $16.33    $14.90   $13.46   $15.04    $14.72   $14.44    $16.35    $14.91   $13.86
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.11)    (0.28)   (0.20)   (0.18)    (0.11)   (0.06)    (0.11)    (0.28)   (0.06)
Net realized and unrealized gain (loss)
  on investments ...........................   (2.12)     2.50     1.85    (0.81)     1.56     0.33     (2.13)     2.51     0.98
Net realized and unrealized gain (loss)
  from foreign currency transactions .......   (0.17)    (0.79)   (0.21)    0.04     (0.40)    0.01     (0.17)    (0.79)    0.13
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.40)     1.43     1.44    (0.95)     1.05     0.28     (2.41)     1.44     1.05
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --       --       --        --       --      --          --       --
Distributions from net realized capital ga     (1.45)       --       --    (0.63)    (0.73)      --     (1.45)       --       --
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
TOTAL DISTRIBUTIONS ........................   (1.45)       --       --    (0.63)    (0.73)      --     (1.45)       --       --
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
NET ASSET VALUE, END OF PERIOD .............  $12.48    $16.33   $14.90   $13.46    $15.04   $14.72    $12.49    $16.35   $14.91
                                             =======   =======  =======  =======   =======  =======   =======   =======   ======

TOTAL RETURN:                                (15.72)%     9.60%   10.70%  (6.54)%     7.39%    1.94%  (15.77)%     9.66%    7.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ... $102,494  $140,106 $155,345 $222,496  $247,600 $103,968    $1,833    $2,355     $363
Ratio of expenses to average net assets ....    2.48%+    2.40%    2.47%    2.41%     2.43%    2.54%+    2.48%+    2.40%    2.47%+
Ratio of net loss to average net assets ....  (1.65)%+  (1.55)%  (1.44)%  (1.21)%   (0.74)%  (0.80)%+  (1.65)%+  (1.55)%  (1.20)%+
Portfolio turnover rate ....................   42.65%    85.08%   61.31%   50.81%    57.24%   45.38%++  42.65%    85.08%   61.31%+++

                                                                         CLASS D
                                            -----------------------------------------------------------
                                            SIX MONTHS        YEAR ENDED OCTOBER 31,
                                              ENDED     -----------------------------------------------
                                             4/30/01     2000      1999       1998      1997      1996
                                            ----------  ------    ------     ------    ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $16.35    $14.91    $13.47     $15.05    $14.72    $13.63
                                             -------   -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.11)    (0.28)    (0.20)     (0.18)    (0.11)    (0.11)
Net realized and unrealized gain (loss)
  on investments ...........................   (2.13)     2.51      1.85      (0.81)     1.57      2.34
Net realized and unrealized gain (loss)
  from foreign currency transactions .......   (0.17)    (0.79)    (0.21)      0.04     (0.40)    (0.18)
                                             -------   -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.41)     1.44      1.44      (0.95)     1.06      2.05
                                             -------   -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --        --         --        --        --
Distributions from net realized capital gain   (1.45)       --        --      (0.63)    (0.73)    (0.96)
                                             -------   -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................   (1.45)       --        --      (0.63)    (0.73)    (0.96)
                                             -------   -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $12.49    $16.35    $14.91     $13.47    $15.05    $14.72
                                             =======   =======   =======     ======    ======    ======

TOTAL RETURN:                                (15.77)%     9.66%    10.69%    (6.53)%     7.47%    16.14%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $96,043  $136,806  $162,220   $272,992  $370,625  $285,477
Ratio of expenses to average net assets ....    2.48%+    2.40%     2.47%      2.41%     2.43%     2.51%
Ratio of net loss to average net assets ....  (1.65)%+  (1.55)%   (1.44)%    (1.21)%   (0.74)%   (0.75)%
Portfolio turnover rate ....................   42.65%    85.08%    61.31%     50.81%    57.24%    45.38%

---------------
See footnotes on page 70.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUNd

                                                                         CLASS A
                                            -------------------------------------------------------------
                                            SIX MONTHS               YEAR ENDED OCTOBER 31,
                                              ENDED       -----------------------------------------------
                                             4/30/01       2000      1999       1998      1997      1996
                                            ----------    ------    ------     ------    ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $25.60      $23.36    $12.48     $15.14    $11.31    $13.05
                                             -------     -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.11)      (0.37)    (0.19)     (0.14)    (0.16)    (0.08)
Net realized and unrealized gain (loss)
  on investments ...........................   (4.35)       5.79     11.26       0.01      4.06     (0.92)
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.05       (0.73)    (0.03)      0.06     (0.07)     0.05
                                             -------     -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (4.41)       4.69     11.04      (0.07)     3.83     (0.95)
                                             -------     -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --          --        --         --        --     (0.02)
Distributions from net realized capital gain   (4.79)      (2.45)     (0.16)    (2.59)       --     (0.77)
                                             -------     -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................   (4.79)      (2.45)    (0.16)     (2.59)       --     (0.79)
                                             -------     -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $16.40      $25.60    $23.36     $12.48    $15.14    $11.31
                                             =======     =======   =======     ======    ======    ======

TOTAL RETURN:                                (19.55)%      20.20%    89.40%    (0.79)%    33.86%   (7.33)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ... $755,591  $1,033,318  $795,234   $475,951  $583,257  $499,858
Ratio of expenses to average net assets ....    1.68%+      1.56%     1.59%      1.67%     1.67%     1.75%
Ratio of net loss to average net assets ....  (1.21)%+    (1.18)%   (1.10)%    (1.04)%   (1.10)%   (0.74)%
Portfolio turnover rate ....................   64.87%     144.27%    91.12%     87.55%    94.06%    73.00%


                                                                      CLASS B                                   CLASS C
                                            -------------------------------------------------------  -----------------------------
                                            SIX MONTHS        YEAR ENDED OCTOBER 31,      4/22/96*   SIX MONTHS   YEAR    5/27/99*
                                              ENDED    ----------------------------------    TO        ENDED     ENDED      TO
                                             4/30/01    2000    1999     1998       1997  10/31/96    4/30/01  10/31/00  10/31/99
                                            ---------  ------  -------  -------    ------ --------   --------  --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $24.08    $22.26   $11.98   $14.73    $11.09   $11.47    $24.06    $22.23   $16.22
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................   (0.16)    (0.57)   (0.31)   (0.23)    (0.26)   (0.08)    (0.16)    (0.57)   (0.13)
Net realized and unrealized gain (loss)
  on investments ...........................   (4.06)     5.57    10.78     0.01      3.97    (0.39)    (4.03)     5.58     5.92
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.05     (0.73)   (0.03)    0.06     (0.07)    0.09      0.05     (0.73)    0.22
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (4.17)     4.27    10.44    (0.16)     3.64    (0.38)    (4.14)     4.28     6.01
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --       --       --        --       --        --        --       --
Distributions from net realized capital gain   (4.79)    (2.45)   (0.16)   (2.59)       --       --     (4.79)    (2.45)      --
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
TOTAL DISTRIBUTIONS ........................   (4.79)    (2.45)   (0.16)   (2.59)       --       --     (4.79)    (2.45)      --
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
NET ASSET VALUE, END OF PERIOD .............  $15.12    $24.08   $22.26   $11.98    $14.73   $11.09    $15.13    $24.06   $22.23
                                             =======   =======  =======  =======   =======  =======   =======   =======   ======

TOTAL RETURN:                                (19.85)%    19.23%   88.10%  (1.55)%    32.82%  (3.31)%  (19.71)%    19.30%   37.05%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ... $200,717  $261,717 $118,262  $58,575   $53,046  $18,840   $73,978   $99,452   $6,377
Ratio of expenses to average net assets ....    2.43%+    2.31%    2.34%    2.43%     2.42%    2.51%+    2.43%+    2.31%    2.23%+
Ratio of net loss to average net assets ....  (1.96)%+  (1.93)%  (1.85)%  (1.80)%   (1.85)%  (1.40)%+  (1.96)%+  (1.93)%  (1.72)%+
Portfolio turnover rate ....................   64.87%   144.27%   91.12%   87.55%    94.06%   73.00%++  64.87%   144.27%   91.12%+++


---------------
See footnotes on page 70.

FINANCIAL HIGHLIGHTS

                                                                         CLASS D
                                            -------------------------------------------------------------
                                            SIX MONTHS               YEAR ENDED OCTOBER 31,
                                              ENDED       -----------------------------------------------
                                             4/30/01       2000      1999       1998      1997      1996
                                            ----------    ------    ------     ------    ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $24.05      $22.23    $11.96     $14.73    $11.09    $12.89
                                             -------     -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ........................   (0.16)      (0.57)    (0.31)     (0.23)    (0.26)    (0.17)
Net realized and unrealized gain (loss)
  on investments ...........................   (4.05)       5.57     10.77      (0.01)     3.97     (0.91)
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.05       (0.73)    (0.03)      0.06     (0.07)     0.05
                                             -------     -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (4.16)       4.27     10.43      (0.18)     3.64     (1.03)
                                             -------     -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:

Dividends from net investment income .......      --          --        --         --        --        --
Distributions from net realized capital gain   (4.79)      (2.45)    (0.16)     (2.59)       --     (0.77)
                                             -------     -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................   (4.79)      (2.45)    (0.16)     (2.59)       --     (0.77)
                                             -------     -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $15.10      $24.05    $22.23     $11.96    $14.73    $11.09
                                             =======     =======   =======     ======    ======    ======

TOTAL RETURN:                                (19.83)%      19.25%    88.17%    (1.70)%    32.82%   (8.07)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000s omitted) ... $285,121    $384,810  $300,969   $184,032  $232,882  $197,412
Ratio of expenses to average net assets ....    2.43%+      2.31%     2.34%      2.43%     2.42%     2.52%
Ratio of net loss to average net assets ....  (1.96)%+    (1.93)%   (1.85)%    (1.80)%   (1.85)%   (1.50)%
Portfolio turnover rate ....................   64.87%     144.27%    91.12%     87.55%    94.06%    73.00%


INTERNATIONAL GROWTH FUND

                                                                         CLASS A
                                            -------------------------------------------------------------
                                            SIX MONTHS               YEAR ENDED OCTOBER 31,
                                              ENDED       -----------------------------------------------
                                             4/30/01       2000      1999       1998      1997      1996
                                            ----------    ------    ------     ------    ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $14.59      $21.47    $17.75     $17.92    $17.17    $16.71
                                             -------     -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............    0.05       (0.19)    (0.01)      0.03     (0.04)     0.05
Net realized and unrealized gain (loss)
  on investments ...........................   (2.21)      (2.90)     4.49       0.62      2.47      1.77
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.03       (2.06)    (0.76)      0.40     (0.79)    (0.44)
                                             -------     -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.13)      (5.15)     3.72       1.05      1.64      1.38
                                             -------     -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --          --        --         --        --        --
Distributions from net realized capital gain      --       (1.73)       --      (1.22)    (0.89)    (0.92)
                                             -------     -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................      --       (1.73)       --      (1.22)    (0.89)    (0.92)
                                             -------     -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $12.46      $14.59    $21.47     $17.75    $17.92    $17.17
                                             =======     =======   =======     ======    ======    ======

TOTAL RETURN:                                (14.60)%    (26.45)%    20.96%      6.51%     9.83%     8.43%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $31,131     $40,971   $44,763    $44,122   $46,107   $50,998
Ratio of expenses to average net assets ....    2.30%+      1.96%     1.88%      1.69%     1.78%     1.81%
Ratio of net income (loss) to
  average net assets .......................  (0.06)%o    (1.06)%   (0.06)%      0.16%   (0.23)%     0.28%
Portfolio turnover rate ....................  165.29%     257.74%    83.10%     81.37%    83.11%    55.71%

-----------------
See footnotes on page 70.

FINANCIAL HIGHLIGHTS

                                                                      CLASS B                                   CLASS C
                                            -------------------------------------------------------  -----------------------------
                                            SIX MONTHS        YEAR ENDED OCTOBER 31,      4/22/96*   SIX MONTHS   YEAR    5/27/99*
                                              ENDED    ----------------------------------    TO        ENDED     ENDED      TO
                                             4/30/01    2000    1999     1998       1997  10/31/96    4/30/01  10/31/00  10/31/99
                                            ---------  ------  -------  -------    ------ --------   --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD .......  $13.66    $20.33   $16.93   $17.30    $16.74   $17.38    $13.65    $20.31   $18.39
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............      --oo   (0.31)   (0.15)   (0.12)    (0.18)   (0.03)       --oo   (0.31)   (0.10)
Net realized and unrealized gain (loss)
  on investments ...........................   (2.05)    (2.57)    4.31     0.57      2.42    (0.54)    (2.04)    (2.56)    1.66
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.03     (2.06)   (0.76)    0.40     (0.79)   (0.07)     0.03     (2.06)    0.36
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.02)    (4.94)    3.40     0.85      1.45    (0.64)    (2.01)    (4.93)    1.92
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --        --       --       --        --       --        --        --       --
Distributions from net realized capital gain      --     (1.73)      --    (1.22)    (0.89)      --        --     (1.73)      --
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
TOTAL DISTRIBUTIONS ........................      --     (1.73)      --    (1.22)    (0.89)      --        --     (1.73)      --
                                             -------   -------  -------  -------   -------  -------   -------   -------   ------
NET ASSET VALUE, END OF PERIOD .............  $11.64    $13.66   $20.33   $16.93    $17.30   $16.74    $11.64    $13.65   $20.31
                                             =======   =======  =======  =======   =======  =======   =======   =======   ======

TOTAL RETURN:                                (14.79)%  (26.94)%   20.08%    5.51%     8.90%  (3.68)%  (14.73)%  (26.92)%   10.44%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...   $8,226   $11,045  $11,434   $9,835    $6,350   $2,843    $2,830    $4,745   $1,361
Ratio of expenses to average net assets ....    3.06%+    2.72%    2.64%    2.55%     2.58%    2.66%+    3.06%+    2.72%    2.72%+
Ratio of net loss to average net assets ....  (0.82)%o  (1.82)%   0.82)%   0.70)%   (1.03)%  (0.35)%+  (0.82)%o  (1.82)%  (1.07)%+
Portfolio turnover rate ....................  165.29%   257.74%   83.10%   81.37%    83.11%   55.71%++ 165.29%   257.74%   83.10%+++


                                                                         CLASS D
                                            -------------------------------------------------------------
                                            SIX MONTHS               YEAR ENDED OCTOBER 31,
                                              ENDED       -----------------------------------------------
                                             4/30/01       2000      1999       1998      1997      1996
                                            ----------    ------    ------     ------    ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $13.65      $20.31    $16.93     $17.30    $16.74    $16.43
                                             -------     -------   -------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............      --oo     (0.31)    (0.15)     (0.12)    (0.18)    (0.08)
Net realized and unrealized gain (loss)
  on investments ...........................   (2.03)      (2.56)     4.29       0.57      2.42      1.75
Net realized and unrealized gain (loss)
  from foreign currency transactions .......    0.03       (2.06)    (0.76)      0.40     (0.79)    (0.44)
                                             -------     -------   -------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...........   (2.00)      (4.93)     3.38       0.85      1.45      1.23
                                             -------     -------   -------     ------    ------    ------

LESS DISTRIBUTIONS:
Dividends from net investment income .......      --          --        --         --        --        --
Distributions from net realized capital gain      --       (1.73)       --      (1.22)    (0.89)    (0.92)
                                             -------     -------   -------     ------    ------    ------
TOTAL DISTRIBUTIONS ........................   --          (1.73)       --      (1.22)    (0.89)    (0.92)
                                             -------     -------   -------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .............  $11.65      $13.65    $20.31     $16.93    $17.30    $16.74
                                             =======     =======   =======     ======    ======    ======

TOTAL RETURN:                                (14.65)%    (26.92)%    19.97%      5.51%     8.90%     7.62%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $13,031     $19,671   $35,728    $37,485   $40,977   $47,917
Ratio of expenses to average net assets ....    3.06%+      2.72%     2.64%      2.55%     2.58%     2.64%
Ratio of net loss to average net assets ....  (0.82)%o    (1.82)%   (0.82)%    (0.70)%   (1.03)%   (0.47)%
Portfolio turnover rate ....................  165.29%     257.74%    83.10%     81.37%    83.11%    55.71%

-----------------
  * Commencement of offering of shares.
 ** The Manager and Seligman Henderson, the former subadviser to the Series, at their discretion, waived all or a portion of their fees for the period presented.
*** Commencement of operations.
  + Annualized.
 ++ For the year ended October 31, 1996. +++ For the year ended October 31,
    1999.
  o In computing ratio of net loss to average net assets, other income, which was non-recurring, was not annualized.
 oo Amount less than $0.01 per share.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc., comprising the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, as of April 30, 2001, the related statements of operations for the six months then ended, and the changes in net assets for the six months then ended and for the year ended October 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the Series' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Seligman Global Fund Series, Inc. as of April 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
June 15, 2001

--------------------------------------------------------------------------------

BOARD OF DIRECTORS



--------------------------------------------------------------------------------
JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN & CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

-------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS



--------------------------------------------------------------------------------
WILLIAM C. MORRIS       DAVID F. COOLEY         LAWRENCE P. VOGEL
CHAIRMAN                VICE PRESIDENT          VICE PRESIDENT AND TREASURER

BRIAN T. ZINO           MARK J. CUNNEEN         STEVEN A. WERBER, JR.
PRESIDENT               VICE PRESIDENT          VICE PRESIDENT

DANIEL J. BARKER        THOMAS G. ROSE          PAUL H. WICK
VICE PRESIDENT          VICE PRESIDENT          VICE PRESIDENT

IAIN C. CLARK           MARION S. SCHULTHEIS    FRANK J. NASTA
VICE PRESIDENT          VICE PRESIDENT          SECRETARY
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER                                GENERAL DISTRIBUTOR
J. & W. Seligman & Co. Incorporated    Seligman Advisors, Inc.
100 Park Avenue                        100 Park Avenue
New York, NY  10017                    New York, NY  10017

GENERAL COUNSEL                        SHAREHOLDER SERVICE AGENT
Sullivan & Cromwell                    Seligman Data Corp.
                                       100 Park Avenue
INDEPENDENT AUDITORS                   New York, NY  10017
Deloitte & Touche LLP

SUBADVISER (to Seligman Global
Smaller Companies Fund)
Henderson Investment
   Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement
                    Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.(NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

BENCHMARKS

HAMBRECHT AND QUIST TECHNOLOGY STOCK INDEX
(H&Q TECHNOLOGY INDEX):
This is a capitalization-weighted index of 175 diversified technology equities, calculated on a total return basis with dividends reinvested.

LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average comprised 197 mutual funds at 4/30/01.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 774 mutual funds at 4/30/01.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 297 mutual funds at 4/30/01.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 369 mutual funds at 4/30/01.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average comprised 44 mutual funds at 4/30/01.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
AUSTRALASIA, FAR EAST INDEX (MSCIEAFE INDEX):

This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:

This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:

This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 23 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

----------------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.
Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Salomon Smith Barney Incorporated.

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











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

--------------------------------------------------------------------------------












                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


                                www.seligman.com



  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
   CHARGES, EXPENSES, AND ADDITIONAL RISK FACTORS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.




EQSGFS3  04/01                               [GRAPHIC] Printed on Recycled Paper

--------------------------------------------------------------------------------